DB1/ 64222966.16 RYDER SYSTEM, INC. 401(k) SAVINGS PLAN AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2026

TABLE OF CONTENTS Page i ARTICLE I. ESTABLISHMENT OF THE PLAN ....................................................................... 1 1.1 Establishment of the Plan....................................................................................... 1 1.2 Applicability of the Plan ........................................................................................ 2 ARTICLE II. DEFINITIONS ........................................................................................................ 3 2.1 Definitions.............................................................................................................. 3 2.2 Gender and Number ............................................................................................. 21 ARTICLE III. APPLICABLE LAW ........................................................................................... 22 3.1 Applicable Law .................................................................................................... 22 ARTICLE IV. ELIGIBILITY AND PARTICIPATION ............................................................. 23 4.1 General Eligibility ................................................................................................ 23 4.2 Eligibility for Company Contributions ................................................................ 23 4.3 Participation ......................................................................................................... 26 4.4 Duration of Participation...................................................................................... 26 4.5 Eligibility Service ................................................................................................ 26 4.6 Hour of Employment ........................................................................................... 27 ARTICLE V. CONTRIBUTIONS............................................................................................... 29 5.1 Tax-Deferred Contributions ................................................................................. 29 5.2 Roth Elective Deferral Contributions .................................................................. 31 5.3 After-Tax Contributions....................................................................................... 32 5.4 Matching Contributions ....................................................................................... 33 5.5 Profit Share Contributions ................................................................................... 36 5.6 Employer Contributions ....................................................................................... 37 5.7 Forfeitures ............................................................................................................ 39 5.8 Limitation on Tax-Deferred Contributions .......................................................... 39 5.9 Limitations on Annual Account Additions .......................................................... 41 5.10 Transfer of Funds from Other Plans .................................................................... 42 5.11 In-Plan Roth Conversions .................................................................................... 45 5.12 Limitation on Matching and After-Tax Contributions ......................................... 47 5.13 Additional Limitation on Tax Deferred Contributions ........................................ 49 5.14 Qualified Nonelective Contributions ................................................................... 51

TABLE OF CONTENTS (continued) Page ii 5.15 Nonmatching Contributions ................................................................................. 52 ARTICLE VI. DISTRIBUTIONS ............................................................................................... 53 6.1 Distribution Upon Separation from Employment at or after Retirement Age ....................................................................................................................... 53 6.2 Distribution Upon Separation from Employment after Incurring a Disability .............................................................................................................. 53 6.3 Distribution Upon Separation from Employment Because of Death ................... 54 6.4 Distribution Upon Separation from Employment Prior to Retirement Age, Disability or Death ............................................................................................... 54 6.5 Deferred Payments ............................................................................................... 59 6.6 Deadline for Distributions.................................................................................... 62 6.7 Effect of Reemployment ...................................................................................... 64 6.8 In-Service Withdrawals ....................................................................................... 64 6.9 Loans .................................................................................................................... 70 6.10 Special Distribution Rules Applicable to Roth Elective Deferral Contributions Accounts, Roth Rollover Contributions Accounts, Unrestricted Roth In-Plan Conversion Accounts, Employee Roth In-Plan Conversion Accounts, and Employer Roth In-Plan Conversion Accounts ......... 73 6.11 Application for Distribution ................................................................................. 74 6.12 Method of Distribution ........................................................................................ 74 6.13 Partial Lump Sum Distribution ............................................................................ 75 6.14 Commencement of ESOP Distributions .............................................................. 75 ARTICLE VII. DIRECT ROLLOVERS OF ELIGIBLE DISTRIBUTIONS ............................. 76 7.1 General ................................................................................................................. 76 7.2 Definitions............................................................................................................ 76 ARTICLE VIII. BENEFICIARY DESIGNATION .................................................................... 79 8.1 Beneficiary Designation....................................................................................... 79 ARTICLE IX. ACCOUNTS AND RECORDS OF THE PLAN ................................................ 82 9.1 Accounting and Records ...................................................................................... 82 9.2 Investment of Contributions ................................................................................ 82 9.3 Transfer Among Investment Funds ..................................................................... 83 9.4 Determination and Allocation of Gains and Losses under the Plan .................... 84

TABLE OF CONTENTS (continued) Page iii 9.5 Company Stock .................................................................................................... 85 9.6 ESOP .................................................................................................................... 87 9.7 Additional Rules Regarding Investments ............................................................ 88 9.8 Diversification Requirements for All Contributions Invested in Company Stock .................................................................................................................... 89 ARTICLE X. FINANCING ......................................................................................................... 90 10.1 Trust Fund ............................................................................................................ 90 10.2 Non-Reversion ..................................................................................................... 90 10.3 Payment of Expenses ........................................................................................... 90 10.4 Absence of Guaranty............................................................................................ 90 10.5 Separate Accounting ............................................................................................ 91 ARTICLE XI. ADMINISTRATION OF THE PLAN ................................................................ 92 11.1 The Board of Directors ........................................................................................ 92 11.2 Retirement Committee ......................................................................................... 92 11.3 Savings Plan Investment Committee ................................................................... 96 11.4 Claims Procedure ................................................................................................. 99 11.5 Hiring of Expert ................................................................................................. 101 11.6 Indemnity for Liability ....................................................................................... 101 11.7 Board Resolution ............................................................................................... 102 11.8 Fiduciary Responsibility .................................................................................... 102 ARTICLE XII. GENERAL PROVISIONS ............................................................................... 103 12.1 Acquired Employees .......................................................................................... 103 12.2 Indirect Payment of Benefits ............................................................................. 103 12.3 Notice of Address .............................................................................................. 103 12.4 Notices ............................................................................................................... 103 12.5 Electronic Transactions ...................................................................................... 104 12.6 Waiver of Notice ................................................................................................ 104 12.7 Unclaimed Payments ......................................................................................... 104 12.8 Employer-Employee Relationship ..................................................................... 104 12.9 Receipt and Release ........................................................................................... 105

TABLE OF CONTENTS (continued) Page iv 12.10 Non-Discriminatory Action ............................................................................... 105 12.11 Non-Alienation of Benefits ................................................................................ 105 12.12 Compensation Data from Employer .................................................................. 107 12.13 Effect of Mistake................................................................................................ 107 12.14 Severability ........................................................................................................ 107 12.15 Action by Company ........................................................................................... 107 12.16 Trust Agreement and Exhibits ........................................................................... 107 12.17 Counterparts ....................................................................................................... 108 12.18 Leasing Organization Benefits ........................................................................... 108 12.19 Special Rules for Qualified Military Service ..................................................... 108 12.20 Voice Response System ..................................................................................... 108 12.21 Duties and Responsibilities of Members and Others ......................................... 108 ARTICLE XIII. AMENDMENT AND TERMINATION ........................................................ 110 13.1 Company’s Right to Modify, Amend, and Terminate ....................................... 110 13.2 Provision Against Diversion .............................................................................. 110 13.3 Termination of the Plan ..................................................................................... 111 13.4 Separate Administration..................................................................................... 111 13.5 Effect of Bankruptcy and Other Contingencies Affecting the Employer .......... 111 13.6 Merger or Consolidation or Transfer ................................................................. 112 ARTICLE XIV. PARTICIPATION IN THE PLAN BY ADDITIONAL EMPLOYERS ........ 113 14.1 Participation by Affiliates .................................................................................. 113 14.2 Termination by an Employer ............................................................................. 113 ARTICLE XV. TOP-HEAVY PLAN PROVISIONS ............................................................... 115 15.1 Definitions.......................................................................................................... 115 15.2 Determination of Top Heavy Status .................................................................. 116 15.3 Special Rules for Top Heavy Plans ................................................................... 118 APPENDIX A EMPLOYEES OF TOTAL LOGISTIC CONTROL ........................................ 124 APPENDIX B EMPLOYEES OF RYDER TRUCK RENTAL, INC. AND CERTAIN EMPLOYEES OF RYDER INTEGRATED LOGISTICS, INC. .................................. 126 APPENDIX C CERTAIN EMPLOYEES OF RYDER SYSTEM, INC.’S DEDICATED CONTRACT CARRIAGE DIVISION .......................................................................... 128

TABLE OF CONTENTS (continued) Page v APPENDIX D MERGER OF RYDER INTEGRATED LOGISTICS, INC. 401(K) PROFIT SHARING PLAN INTO THE PLAN ............................................................. 129 APPENDIX E EMPLOYEES OF DALLAS SERVICE CENTER, INC. ................................. 131 APPENDIX F CERTAIN EMPLOYEES WHO BECOME ELIGIBLE TO PARTICIPATE IN THE PLAN IN ACCORDANCE WITH THE COMPANY’S NEGOTIATION TO WITHDRAW FROM CENTRAL STATES PENSION FUND ............................................................................................................................. 132 APPENDIX G EMPLOYEES OF METRO TRUCK & TRACTOR LEASING, INC. ............ 133 APPENDIX H MERGER OF MXD GROUP 401(K) RETIREMENT SAVINGS PLAN INTO THE PLAN .......................................................................................................... 134 APPENDIX I EMPLOYEES OF ON SITE LUBE SERVICE ................................................. 138 APPENDIX J EMPLOYEES OF BATON TRUCKING .......................................................... 139 APPENDIX K MERGER OF MIDWEST & BEDFORD 401(K) PROFIT SHARING PLAN AND TRUST INTO THE PLAN ....................................................................... 140 APPENDIX L MERGER OF LOGISTICS RESOURCES, LLC 401(K) PROFIT SHARING PLAN INTO THE PLAN ........................................................................... 144 APPENDIX M MERGER OF WHIPLASH 401(K) PLAN INTO THE PLAN ....................... 148 APPENDIX N MERGER OF .COM DISTRIBUTION CORP. 401(K) SAVINGS PLAN INTO THE PLAN .......................................................................................................... 152 APPENDIX O EMPLOYEES OF PIT STOP FLEET SERVICE ............................................. 154 APPENDIX P MERGER OF THE CARDINAL EMPLOYEES RETIREMENT SAVINGS PLAN INTO THE PLAN ............................................................................ 155 APPENDIX Q EMPLOYEES OF TRUCK SERVICE DEPOT, LLC...................................... 158

DB1/ 64222966.16 ARTICLE I. ESTABLISHMENT OF THE PLAN Establishment of the Plan. The Ryder System, Inc. 401(k) Savings Plan (the “Plan”), originally named the Ryder System, Inc. Savings Plan B, was established by Ryder System, Inc. (the “Company”), effective as of January 1, 1993, as an employee savings plan for the benefit of its eligible employees. It was amended and restated effective as of January 1, 1998, and was subsequently amended from time to time. Effective December 31, 2003, the Ryder System, Inc. Savings Plan A was merged into this Plan, and all protected features and benefits of the Ryder System, Inc. Savings Plan A remain protected under this Plan, as required by section 411(d)(6) of the Code. The Plan was amended and restated effective as of January 1, 2007. Effective October 1, 2013, the Ryder Integrated Logistics, Inc. 401(k) Profit Sharing Plan merged into this Plan, and all protected features and benefits of the Ryder Integrated Logistics, Inc. 401(k) Profit Sharing Plan remain protected under this Plan. The Plan was amended and restated effective as of January 1, 2016. Effective December 31, 2018, the MXD Group 401(k) Retirement Savings Plan merged into this Plan, and all protected features and benefits of the MXD Group 401(k) Retirement Savings Plan remain protected under this Plan. Effective December 31, 2022, the Midwest & Bedford 401(k) Profit Sharing Plan and Trust, the Logistics Resources, LLC 401(k) Profit Sharing Plan and Trust, and the PLG 401(k) Plan merged into this Plan, and all protected features and benefits of the Midwest & Bedford 401(k) Profit Sharing Plan and Trust, the Logistics Resources, LLC 401(k) Profit Sharing Plan and Trust, and the PLG 401(k) Plan remain protected under this Plan. The Plan was amended and restated effective as of January 1, 2023 and that version received a favorable determination letter. Effective March 28, 2024, the .com Distribution Corp. 401(k) Savings Plan merged into this Plan, and all protected features and benefits of the .com Distribution Corp. 401(k) Savings Plan remain protected under this Plan. Effective August 8, 2024, a portion

DB1/ 64222966.16 2 of the existing Ryder System, Inc. Common Stock Fund, as set forth in this Plan is designated as the ESOP, which is intended to be a stock bonus plan within the meaning of section 401(a) of the Code that is an “employee stock ownership plan” for purposes of section 4975(e)(7) of the Code and an eligible individual account plan within the meaning of section 407(d)(3) of ERISA. Effective August 19, 2024, the Cardinal Employees Retirement Savings Plan merged into this Plan, and all protected features and benefits of the Cardinal Employees Retirement Savings Plan remain protected under this Plan. The Plan is hereby amended and restated effective as of January 1, 2026, to read as set forth herein. It is intended that the Plan be a profit sharing plan that is qualified under sections 401(a) and 501(a) of the Code, and that the Tax-Deferred Contributions satisfy the requirements of a qualified cash or deferred arrangement under section 401(k) of the Code. Applicability of the Plan. The provisions set forth herein are applicable only to employees in the employ of the Company or other Employers on or after January 1, 2026. Unless otherwise indicated herein or in any Plan amendment adopted on or after January 1, 2026, the rights and benefits with respect to any Member who retired or separated from employment before January 1, 2026 shall be determined solely in accordance with the provisions of the Plan as in effect and operation at the time of such Member’s separation or retirement, except as otherwise required under applicable law. To the extent applicable, Beneficiary designation forms, qualified domestic relations orders, and any other administrative forms or orders on file with respect to Members and Beneficiaries under the Plan as in effect before January 1, 2026 shall continue in full force and effect under the Plan on and after January 1, 2026, subject to the right of such Members and Beneficiaries to change such designations and elections in accordance with the terms of the Plan.

DB1/ 64222966.16 3 ARTICLE II. DEFINITIONS Definitions. Whenever used in the Plan, the following words and phrases shall have the respective meanings stated below unless a different meaning is plainly required by the context, and when the defined meaning is intended, the term is capitalized. (a) “Accounting Date” means each day of the Plan Year. (b) “Accounting Period” means the 24-hour period of each Accounting Date or such other period or periods as the Committee may designate from time to time as an Accounting Period for any purpose under the Plan. (c) “Actual Deferral Percentage” shall mean the ratio, expressed as a percentage, of Tax-Deferred Contributions, if any, on behalf of an Eligible Employee who is eligible under section 4.1 to make Tax Deferred Contributions for the Plan Year to such Eligible Employee’s Compensation for the Plan Year. (d) “Affiliate” means any Employer, and any member of a controlled group of corporations, a group of trades or businesses under common control, an affiliated service group of which the Company is a member or any other entity required to be aggregated with the Company pursuant to regulations under section 414(o) of the Code. For purposes hereof: (i) a “controlled group of corporations” shall mean a controlled group of corporations as defined in section 1563(a) of the Code, determined without regard to sections 1563(a)(4) and (e)(3)(C) thereof, except that with respect to section 5.9, instead of 80 percent, the applicable percentage shall be 50 percent wherever such percentage appears in section 1563(a)(1) thereof; (ii) a “group of trades or businesses under common control” shall mean a group of trades or businesses under common control as defined in the regulations promulgated under section 414(c) of the Code; and (iii) an

DB1/ 64222966.16 4 “affiliated service group” shall mean an affiliated service group as defined in section 414(m) of the Code. (e) “After-Tax Contributions” means the contributions made by an Employer on behalf of a Participant pursuant to his election to make a contribution as described in section 5.3. (f) “After-Tax Contributions Account” means that portion of a Member’s Account which evidences the value of the After-Tax Contributions made on the Member’s behalf by an Employer, including the net worth of the Trust Fund attributable thereto. (g) “Average Actual Deferral Percentage” shall mean the average, expressed as a percentage, of the Actual Deferral Percentages. In determining whether the requirements of section 5.8(a) are satisfied, the Committee will use the Average Actual Deferral Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year preceding the Plan Year of the calculation, unless the Company elects to use the current Average Actual Deferral Percentage of the Non-Highly Compensated Employees. The Company may not change this election except as provided by the Internal Revenue Service. (h) “Average Contribution Percentage” shall mean the average, expressed as a percentage, of the Contribution Percentages. In determining whether the requirements of section 5.12(a) are satisfied, the Committee will use the Average Contribution Percentage of the Non- Highly Compensated Employees for the Plan Year preceding the Plan Year of the calculation, unless the Company elects to use the current Average Contribution Percentage of the Non-Highly Compensated Employees. The Company may not change this election except as provided by the Internal Revenue Service.

DB1/ 64222966.16 5 (i) “Beneficiary” means the person or persons designated by a Member or Beneficiary pursuant to section 8.1. In no event shall a Beneficiary’s rights to information or data concerning the Plan arise until he first becomes entitled to receive a benefit under the Plan. (j) “Board” means the Board of Directors of the Company or any delegate thereof. (k) “Break in Service” shall mean a Plan Year during which the Former Participant does not receive credit for an Hour of Employment, as defined in section 4.6. (l) “Code” means the Internal Revenue Code of 1986, as amended. (m) “Committee” means the Retirement Committee, as described in section 11.2, unless otherwise clearly stated. (n) “Company” means Ryder System, Inc., a Florida corporation and any organization that is a successor thereto that adopts and continues the Plan. (o) “Company Stock” means the common stock of the Company, which is readily tradable on an established securities market. (p) “Compensation” means the sum of (i) the total of all amounts paid to a Participant by an Employer during a Plan Year as salary, wages, bonus, overtime pay, or commissions, but specifically excluding dividends paid on restricted stock rights, (ii) any paid vacation time received by a Participant during a Plan Year, and (iii) any Tax-Deferred Contributions made by the Employer on behalf of a Participant for the Plan Year or other elective amounts that are not includible in the gross income of the Participant under section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code. For purposes of having Tax-Deferred Contributions under section 5.1 made on his behalf, an annual bonus is included in this definition of Compensation

DB1/ 64222966.16 6 only if elected by the Participant. Cash awards and payments made under the Ryder System, Inc. Long Term Incentive Plan are excluded from this definition of Compensation. Notwithstanding any provision to the contrary, the annual Compensation of each Member taken into account in determining contributions in any Plan Year beginning after December 31, 2001, shall not exceed $200,000, which amount shall be adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. An annual bonus is included in Compensation for purposes of the preceding sentence, without regard to whether the Participant elected to include the annual bonus in the definition of Compensation for purposes of having Tax- Deferred Contributions under section 5.1 made on his behalf. Annual Compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the “determination period”). The cost-of- living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year. The Committee may limit the Compensation taken into account in applying the tests under sections 5.8(a) and 5.12(a) to the Compensation paid during the period that an Employee is eligible to make Tax-Deferred Contributions and After-Tax Contributions and to receive Matching Contributions. (q) “Contribution Percentage” shall mean the ratio, expressed as a percentage, of the sum of Matching Contributions and After-Tax Contributions under the Plan on behalf of an Eligible Employee who is eligible under Article VI to receive Matching Contributions and/or make After-Tax Contributions for the Plan Year, to such Eligible Employee’s Compensation for the Plan Year.

DB1/ 64222966.16 7 (r) “Disability” means a Member’s inability to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment. A Member will only be considered to have a Disability if he is eligible for, and receives disability benefits under the Social Security Act. (s) “Effective Date” means January 1, 1993. (t) “Eligibility Date” means the date, on or after the Effective Date, as of which the Plan is made effective as to any group of Eligible Employees of an Employer. (u) “Eligible Employee” means any hourly-paid or salaried Employee of an Employer, but excluding (i) any Employee who is included in a unit of Employees represented by a collective bargaining agent, if retirement benefits were the subject of good faith bargaining between such Employee’s representatives and an Employer, and if as a result of the negotiations there has been no agreement between such parties for the Employee’s coverage under this Plan, (ii) any person who is under a leasing arrangement to the Company or an Employer from another organization, even though such person is counted for certain tests under section 414(n) of the Code (“leased employee”), and (iii) any person who is characterized as an independent contractor and not on the United States payroll of the Employer (regardless of the person’s employment status under applicable law). For purposes of this definition, the term leased employee means any individual (other than an employee of the recipient employer) who performed services for another person (the recipient employer) if (1) the services were performed under an agreement between the recipient employer and any other person (leasing organization) who was otherwise treated as the individual’s employer; (2) the individual has performed services for the recipient employer (or for the recipient employer and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year; and (3) the individual’s

DB1/ 64222966.16 8 services are performed under the primary direction or control of the recipient employer. Contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if: (A) such employee is covered by a money purchase plan providing (I) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in section 415(c)(3) of the Code, but not including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee’s gross income under section 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code, (II) immediate participation, and (III) full and immediate vesting; and (B) leased employees do not constitute more than 20% of the recipient employer’s nonhighly compensated workforce. (v) “Employee” means any employee of the Company or an Affiliate. (w) “Employee Roth In-Plan Conversion Account” means that portion of a Member’s Account which evidences the value of the in-plan rollover contributions from the Member’s Tax-Deferred Contributions Account, including the net worth of the Trust Fund attributable thereto. (x) “Employer” means (i) the Company, (ii) each Affiliate that adopts the Plan pursuant to and in accordance with section 14.1, and (iii) any other entity approved by the Board that adopts the Plan pursuant to and in accordance with section 14.1. (y) “Employer Contributions” means the contributions made by the Employer pursuant to section 5.6.

DB1/ 64222966.16 9 (z) “Employer Contributions Account” means that portion of a Member’s Account which evidences the value of the Employer Contributions made on the Member’s behalf by an Employer, including the net worth of the Trust Fund attributable thereto. (aa) “Employer Roth In-Plan Conversion Account” means that portion of a Member’s Account which evidences the value of the in-plan rollover contributions from the Member’s Employer Contributions Account, Matching Contributions Account, Nonmatching Contributions Account, and/or Profit Share Contributions Account, including the net worth of the Trust Fund attributable thereto. (bb) “Enrollment Date” means the first day of each calendar month of the Plan Year. Notwithstanding the preceding, solely for purposes of making Tax-Deferred Contributions and/or After-Tax Contributions, a Participant’s Enrollment Date means the earliest date administratively practicable after the later of the date he becomes an Eligible Employee or the date he elects to make Tax-Deferred Contributions and/or After-Tax Contributions in a manner prescribed by the Committee. (cc) “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or hereafter amended. (dd) “ESOP” means all assets, as of 11:59 pm ET on August 7, 2024, in the Ryder System, Inc. Common Stock Fund (other than assets attributable to Employer Contributions, Qualified Nonelective Contributions, and the Legacy Match for Field Hourly, Driver and Warehouse Employees), which, along with all future eligible contributions, shall henceforth be known as the “ESOP” or “employee stock ownership plan” component of the Plan as set forth in Section 4975(e)(7) of the Code. The ESOP shall be a stock bonus plan within the meaning of section 401(a) of the Code, and an eligible individual account plan within the meaning of section

DB1/ 64222966.16 10 407(d)(3) of ERISA. The ESOP shall consist primarily of shares of Company Stock which shall be purchased with contributions other than Profit Share Contributions made on or after August 8, 2024, Employer Contributions, Nonmatching Contributions made on or after August 8, 2024, Qualified Nonelective Contributions, and the Legacy Match for Field Hourly, Driver and Warehouse Employees, plus the other assets referred to above. (ee) “Field Hourly, Driver and Warehouse Employee” means hourly employees of Ryder Integrated Logistics, Inc., Springhill Integrated Logistics, Inc., and Total Logistic Control (whose benefits shall be governed by Appendix A). (ff) “Forfeiture” means that portion of a Member’s Matching Contributions Account, Profit Share Contributions Account, Nonmatching Contributions Account and/or Employer Contributions Account which is not vested upon his Separation from Employment, and which is forfeited pursuant to the provisions of the Plan. (gg) “Former Participant” means a person who has been a Participant but who is no longer employed by the Company or an Affiliate. (hh) “Highly Compensated Employee” shall mean an individual who: (i) during the Plan Year or during the preceding twelve (12) consecutive month period, is an owner of more than a five percent (5%) interest in the capital or profits of the Employer (applying the principles of section 318 of the Code); or (ii) during the preceding Plan Year has Compensation in excess of one hundred and five thousand dollars ($105,000) (as adjusted pursuant to section 414(q)(1) of the Code) and is part of the top-paid twenty percent (20%) group of Employees for such preceding Plan Year.

DB1/ 64222966.16 11 The Committee must make the determination of who is a Highly Compensated Employee, consistent with section 414(q) of the Code and the regulations thereunder. The term “Highly Compensated Employee” also includes any former Employee who has had a Separation from Employment (or has a deemed separation from employment, as determined under Treasury Regulations) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his fifty-fifth (55th) birthday. (ii) “Inactive Participant” means an Employee who was a Participant but who is not currently eligible to participate in the Plan (but whose Member’s Account remains with the Plan) for any reason, including, without limitation, discontinuance of Tax-Deferred Contributions for such Employee as provided in section 5.1(e), transfer to employment as an Employee who is not an Eligible Employee or transfer to employment with a Non-Participating Affiliate. (jj) “Investment Fund” means such funds of the Trust Fund the Savings Plan Investment Committee shall establish from time to time by written notice to the Trustee, one of which shall be the ESOP and one of which shall be the Non-ESOP Ryder System, Inc. Common Stock Fund, and others of which shall be such other funds as the Savings Plan Investment Committee shall establish in its discretion from time to time. (kk) “Investment Manager” means any person or entity (other than a named fiduciary under the Plan): (i) who renders advice respecting or has been empowered to manage, acquire or dispose of any asset of the Plan; and

DB1/ 64222966.16 12 (ii) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940, or (2) is a bank, as defined in such act, or (3) is an insurance company qualified to perform services described in (i) above under the laws of more than one State; and (iii) who has acknowledged in writing that he is a fiduciary with respect to the Plan. (ll) “Leave of Absence” means an Employee’s leave of absence from active employment with the Company or an Affiliate because of qualified military service, illness which does not constitute a Disability, educational pursuits, services as a juror, or temporary service with a government agency, and any other leave of absence, if (i) such leave of absence is approved by the Company or an Affiliate that employs the Employee, and (ii) upon termination of any such leave of absence, such Employee promptly returns or has returned to the employ of the Company or an Affiliate, without employment (other than qualified military service) elsewhere in the meantime except with the consent of the Company or an Affiliate. The Company or an Affiliate shall determine the first and last days of any Leave of Absence that it approves. In the granting of any such leave, the Company or Affiliate shall observe and apply uniform and nondiscriminatory standards and policies with respect to all Employees similarly situated. (mm) “Legacy Match for Field Hourly, Driver and Warehouse Employees” means the first $300 of Matching Contributions made to certain Members each Plan Year pursuant to section 5.3(b). (nn) “Matching Contributions” means the contributions made by the Employer pursuant to section 5.4, conditioned upon the making of Tax-Deferred Contributions elected by the Participant.

DB1/ 64222966.16 13 (oo) “Matching Contributions Account” means that portion of a Member’s Account which evidences the value of the Matching Contributions made on the Member’s behalf by an Employer, including the net worth of the Trust Fund attributable thereto. (pp) “Member” means either a Participant, an Inactive Participant or a Former Participant who still has a Member’s Account in the Plan. The term Member also shall include an Eligible Employee who has made a rollover contribution or transfer to the Plan pursuant to section 5.10 prior to becoming a Participant. (qq) “Member’s Account” means the total amount credited to the separate account maintained in the Plan in accordance with the provisions of the Plan for each Member which represents his total proportionate interest in the Trust Fund as of any Accounting Date, and which consists of the sum of his Tax-Deferred Contributions Account, Roth Elective Deferral Contributions Account, Matching Contributions Account, Nonmatching Contributions Account, After-tax Contributions Account, Profit Share Contributions Account, Employer Contributions Account, Rollover Contributions Account, Roth Rollover Contributions Account, Unrestricted Roth In-Plan Conversion Account, Employee Roth In-Plan Conversion Account, and Employer Roth In-Plan Conversion Account. (rr) “Non-ESOP Ryder System, Inc. Common Stock Fund” means all assets, as of 11:59 pm ET on August 7, 2024, in the Ryder System, Inc. Common Stock Fund that are not specifically designated as being in the ESOP. The Non-ESOP Ryder System, Inc. Common Stock Fund shall consist primarily of shares of Company Stock which shall be purchased with contributions that are not eligible ESOP contributions. (ss) “Non-Highly Compensated Employee” shall mean an Employee who is not a Highly Compensated Employee.

DB1/ 64222966.16 14 (tt) “Nonmatching Contributions” means the contributions made by the Employer pursuant to section 5.15. (uu) “Nonmatching Contributions Account” means that portion of a Member’s Account which evidences the value of the Nonmatching Contributions made on the Member’s behalf by an Employer, including the net worth of the Trust Fund attributable thereto. (vv) “Nonmatching Contributions Supplement” means each supplement that from time to time may be attached to and form a part of the Plan, which supplements shall be for the purpose of modifying or supplementing provisions of the Plan as they relate to Nonmatching Contributions. Each such Nonmatching Contributions Supplement shall reflect the terms required under a collective bargaining agreement between the Company and a labor union with respect to any particular group of Eligible Union Members (as defined in section 5.15) relating to Nonmatching Contributions, including, without limitation, the eligibility for, the amount of and the vesting schedule applicable to, such Nonmatching Contributions. Each such Nonmatching Contributions Supplement shall be prepared by the appropriate officers of the Company to reflect the terms required by the applicable collective bargaining agreement and shall become a part of the Plan, without further action by the Company or the Board of Directors. The provisions of each Nonmatching Contributions Supplement will supersede the provisions of the Plan to the extent necessary to eliminate any inconsistencies between the Plan and such Supplement. (ww) “Non-Participating Affiliate” means any Affiliate that is not an Employer. (xx) “Participant” means any Eligible Employee of the Employer who has met the conditions of section 4.1 and is participating in the Plan as provided in sections 4.3 and 4.4.

DB1/ 64222966.16 15 (yy) “Period of Service” means, with respect to any Employee, the aggregate of all time periods commencing with the Employee’s first day of employment or reemployment with any Affiliate and ending on the Severance From Service Date. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any Period of Severance of fewer than 12 consecutive months. Fractional periods of a year will be expressed in terms of days. In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a 1 Year Period of Severance. For purposes of this section: (i) Severance From Service Date means the earlier of: (1) the date of the Employee’s Separation from Employment; or (2) the first anniversary of the first date of a period in which an employee remains absent from service (with or without pay) with Affiliate for any reason other than quit, retirement, discharge or death; (ii) a Period of Severance is a continuous period of time commencing on the Severance From Service Date and ending on the date on which the Employee again performs an Hour of Service; (iii) a 1 Year Period of Severance is a 12-consecutive month period beginning on the Severance From Service Date and ending on the first anniversary of such date provided that the Employee during such 12 consecutive month period fails to complete an Hour of Service;

DB1/ 64222966.16 16 (iv) an Hour of Service for purposes of this provision is an hour for which the Employee is paid or entitled to payment for the performance of duties for an Affiliate; (v) an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement; and (vi) In the case of a leave of absence for qualified military service, no period shall be excluded under this paragraph during which the Employee has reemployment rights with respect to an Affiliate under federal law. Notwithstanding the foregoing, in the case of a Member who has no vested interest in his Tax-Deferred Contributions Account, Matching Contributions Account, Profit Share Contributions Account, Nonmatching Contributions Account, or Employer Contributions Account at the time he incurs a Period of Severance, the Period of Service completed by such Member before such Period of Severance shall not be taken into account for purposes of determining his Years of Vesting Service if at such time the consecutive 1 Year Periods of Severance equal or exceed the greater of (A) his prior Periods of Service, whether or not consecutive, completed before such Period of Severance, or (B) 5 years. Notwithstanding the foregoing, any Employee who incurred a Period of Severance prior to the Restatement Date, and who is reemployed on or after the Restatement Date, shall not have his prior Period of Service, if any, that he completed prior to his Period of Severance restored to him if such prior Period of Service would have been disregarded under the provisions of the prior plan as in effect prior to the Restatement Date.

DB1/ 64222966.16 17 (zz) “Plan” means the “Ryder System, Inc. 401(k) Savings Plan” as provided herein and as subsequently amended from time to time. (aaa) “Plan Administrator” or “Administrator” means the individual designated as such pursuant to section 11.2(d). (bbb) “Plan Year” means the 12-month period beginning on January 1 and ending on December 31, of the same calendar year. (ccc) “Profit Share Contributions” means the nonmatching contributions that the Employer may make pursuant to section 11.2(d). (ddd) “Profit Share Contributions Account” means that portion of a Member’s Account which evidences the value of the Profit Share Contributions made on the Member’s behalf by an Employer, including the net worth of the Trust Fund attributable thereto. (eee) “Qualified Nonelective Contributions” means contributions made by the Employer which the Employer has elected to treat as Tax-Deferred Contributions and to include in the tests described in section 5.8(a) or 5.12(a), as the case may be. (fff) “Restatement Date” means the effective date of this amended and restated plan, which is January 1, 2026. (ggg) “Retirement Age” means the earlier of (i) the date on which a Member attains age 65, and (ii) the date on which a Member has both (1) attained age 55 and (2) completed at least 10 years of Service. A member’s “Normal Retirement Age” is age 65. For purposes of this provision, Service shall mean that period of an Employee’s continuous uninterrupted employment with an Employer and any Affiliate, and with any predecessor businesses of the Employer or an Affiliate, conducted as corporations, partnerships, or proprietorships, from the

DB1/ 64222966.16 18 Employee’s last date of hire to the date of termination of his employment for any reason; provided however, that the employment of an Employee, who immediately before his current employment was employed by a predecessor or acquired business continuously up to the date of its merger with or acquisition by the Employer or an Affiliate, shall include only that part of his employment for said business which has occurred after the date fixed for this purpose by the Company and provided that the same date is uniformly fixed for this purpose as to all of the employees of a given predecessor or acquired business. An Employee may work simultaneously for more than one Employer and Affiliate, but the total period of his employment shall not be increased by reason of such simultaneous employment. For purposes of this section 2.1(ggg), Service shall include a leave of absence for qualified military service, to the extent an Employee has reemployment rights during such leave of absence with respect to an Affiliate under federal law. (hhh) “Retirement Committee” means the committee referred to in Article XI or when applicable, the person to whom the Retirement Committee has delegated responsibility pursuant to section 11.2 for the matter in question. (iii) “Roth Elective Deferral Contributions” means the contributions made by an Employer on behalf of a Participant pursuant to his election described in section 5.2(a). (jjj) “Roth Elective Deferral Contributions Account” means that portion of a Member’s Account which evidences the value of the Roth Elective Deferral Contributions made on the Member’s behalf by an Employer, including the net worth of the Trust Fund attributable thereto. (kkk) “Roth Rollover Contributions Account” means that portion of a Member’s Account which evidences the value of the rollover contribution(s) from a designated Roth account

DB1/ 64222966.16 19 previously established for the Member under another applicable retirement plan, including the net worth of the Trust Fund attributable thereto. (lll) “Savings Plan Investment Committee” means the committee referred to in section 11.3 hereof, or when applicable, the person to whom the Savings Plan Investment Committee has delegated responsibility pursuant to section 11.3 for the matter in question. (mmm) “Separation from Employment” means a discontinuance of the Member’s employment relationship with the Company and its Affiliates due to retirement at or after Retirement Age, Disability, death, layoff or other termination of employment (voluntary or involuntary). For purposes of this provision, the employment relationship with the Company and its Affiliates of a Member after he ceases to perform services for the Company and its Affiliates shall be deemed to terminate upon the last date of employment. The fact that an Employee who is a Participant becomes an Inactive Participant shall not constitute a Separation from Employment, and a Participant’s absence from active employment due to qualified military service or Leave of Absence shall not constitute a Separation from Employment. (nnn) “Spouse” means, except as otherwise provided in a qualified domestic relations order under IRC section 414(p), the individual to whom a Participant is married on the earlier of the date of his death or the date as of which his benefit is paid under the Plan, including an individual of his same sex if the marriage was validly entered into in a domestic or foreign jurisdiction whose laws authorize the marriage of two individuals of the same sex, even if the Participant and his spouse reside in a domestic or foreign jurisdiction that does not recognize the validity of same-sex marriages.

DB1/ 64222966.16 20 (ooo) “Tax-Deferred Contributions” means the contributions made by an Employer on behalf of a Participant pursuant to his election to reduce his Compensation as described in section 5.1(a). (ppp) “Tax-Deferred Contributions Account” means that portion of a Member’s Account which evidences the value of the Tax-Deferred Contributions, Qualified Nonelective Contributions, and Matching Contributions that are treated as Tax-Deferred Contributions in accordance with section 5.14, made on the Member’s behalf by an Employer, including the net worth of the Trust Fund attributable thereto. (qqq) “Treasury Regulations” means federal tax regulations issued by the U.S. Department of Treasury. (rrr) “Trust Agreement” means any agreement in the nature of a trust established to form a part of the Plan to receive, hold, invest and dispose of the Trust Fund. (sss) “Trustee” means the trustee or trustees named in the Trust Agreement and any additional or successor trustee or trustees from time to time acting as trustee or trustees of the assets of this Plan as provided in section 10.1. “Trustee” shall be deemed to refer to the plural as well as to the singular, except where the context otherwise requires. (ttt) “Trust Fund” means all the assets which are held by the Trustee for the purposes of this Plan. (uuu) “Unrestricted Roth In-Plan Conversion Account” means that portion of a Member’s Account which evidences the value of the in-plan rollover contributions from the Member’s Account pursuant to section 5.11(a) and/or 5.11(b)(ii) and/or (iv), including the net worth of the Trust Fund attributable thereto.

DB1/ 64222966.16 21 (vvv) “USERRA” means the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended. (www) “Year of Vesting Service” means a Period of Service of one full year (365 days). Gender and Number. Except where otherwise indicated by the context, the pronouns “he”, “him” and “his” shall also refer to similar pronouns of the feminine gender, and the singular shall be deemed to include the plural.

DB1/ 64222966.16 22 ARTICLE III. APPLICABLE LAW Applicable Law. To the extent not preempted by ERISA, the Plan shall be governed, construed and administered in accordance with the laws of the State of Florida, with the exception of any Trust Agreement which may constitute a part of the Plan, which shall be governed, construed and administered in all respects in accordance with the laws of the State provided in the Trust Agreement. All contributions made hereunder shall be deemed to have been made in Florida. Notwithstanding the preceding or anything in the Plan to the contrary, any action or proceeding related to the Plan or the rights of a Member or Beneficiary thereunder shall be brought only in a federal district court located in Miami, Florida, or to the extent such action or proceeding is governed solely by the laws of the State of Florida, a state court located in Miami, Florida.

DB1/ 64222966.16 23 ARTICLE IV. ELIGIBILITY AND PARTICIPATION General Eligibility. (a) Each person who was a Member on the Restatement Date shall remain a Member in the Plan until he ceases to be a Member pursuant to section 4.4. (b) Each person who is or who becomes an Eligible Employee on or after the Restatement Date shall be eligible to have Tax-Deferred Contributions and After-Tax Contributions made on his behalf, as soon as administratively practicable after he becomes an Eligible Employee (his “Enrollment Date”). Eligibility for Company Contributions. (a) Hourly and Salaried Employees (other than Employees in subsection (b) below). Each person who is or who becomes an Eligible Employee on or after the Restatement Date shall be eligible to receive Matching Contributions, Profit Share Contributions, Non-matching Contributions, and Employer Contributions as of the date described in subsection (c) below. (b) Field Hourly, Driver and Warehouse Employees. Each person who is a Field Hourly, Driver or Warehouse Employee who is or who becomes an Eligible Employee on or after the Restatement Date shall be eligible to receive Matching Contributions and Employer Contributions as of the date described in subsection (c) below.

DB1/ 64222966.16 24 (c) Each person described in subsections (a) and (b) above shall be eligible to receive the contributions described in subsection (a) or (b), as applicable, as of the Enrollment Date coincident with or next following the latest to occur of (i), (ii) , (iii) or (iv) below: (i) the Eligibility Date applicable to his Employer; (ii) the date he becomes an Eligible Employee; (iii) the date he attains age 21; and (iv) the date he completes one year of Eligibility Service (as defined in section 4.5); provided, however, that the Employee is an Eligible Employee on such Enrollment Date. If a separated Eligible Employee returns to employment as an Eligible Employee, his prior Eligibility Service shall be used in determining when he is eligible to participate in the Plan. If an Eligible Employee otherwise eligible to participate has a Separation from Employment and returns, he shall be deemed to have satisfied the eligibility requirements under this section 4.2(c) on the later of (A) the Enrollment Date on which he would have been eligible to become a Member and (B) the date he returns to employment as an Eligible Employee. Notwithstanding the foregoing requirements of this section 4.2(c), any Boral Employee (as defined below) who becomes an Eligible Employee shall be eligible to receive the contributions described in subsection (a) or subsection (b), as applicable, as of the Enrollment Date coincident with or next following the date such Boral Employee becomes an Eligible Employee. For purposes of the Plan, the term “Boral Employee” shall refer to any individual who terminated employment with Boral Industries, Inc. (“Boral”) and was subsequently hired by Ryder Integrated Logistics, Inc. (“RIL”) on or before April 15, 2013 as part of the Transportation Agreement, dated as of December 14, 2012, by and between RIL and Boral.

DB1/ 64222966.16 25 Notwithstanding the foregoing requirements of this section 4.2(c), any Vacaville Union Employee (as defined below) who becomes an Eligible Employee shall be eligible to receive the Matching Contributions described in subsection (b) as of the Enrollment Date coincident with or next following the date such Vacaville Union Employee becomes an Eligible Employee. For purposes of the Plan, the term “Vacaville Union Employee” shall refer to any of the 10 employees of Hill’s Pet Nutrition (“Hill’s”) who are covered under the collective bargaining agreement between the Company and Hill’s and who were hired by the Company on July 31, 2021. Notwithstanding the foregoing requirements of this Section 4.2(c), any Employee of Port Logistics Group, Inc. DBA Whiplash, DSJ Acquisition, LLC, Transport Express, LLC, TPE Acquisition, LLC, or Gateway Commerce Logistics, LLC on October 1, 2022 who becomes an Eligible Employee shall be eligible to receive the Matching Contributions described in subsection (a) or (b) as of the Enrollment Date coincident with or next following the date such Employee becomes an Eligible Employee and meets the requirements of this Section 4.2(c), except that such Employee is not required to satisfy the one-year of Eligibility Service requirement of subsection (iv). Notwithstanding the foregoing requirements of this Section 4.2(c), any Employee of .com Distribution Corp. on December 31, 2023 who becomes an Eligible Employee shall be eligible to receive the Matching Contributions described in subsection (a) or (b) as of the Enrollment Date coincident with or next following the date such Employee becomes an Eligible Employee and meets the requirements of this Section 4.2(c), except that such Employee is not required to satisfy the one-year of Eligibility Service requirement of subsection (iv). Notwithstanding the foregoing, in no event shall any individual hired or rehired on or after January 1, 2016 be eligible to receive Employer Contributions.

DB1/ 64222966.16 26 Participation. An Eligible Employee who has met the eligibility requirements of section 4.1 may become a Participant as of the first Enrollment Date mentioned in section 4.1 or as of any subsequent Enrollment Date in accordance with procedures established by the Committee. Notwithstanding the foregoing, with respect to an Eligible Union Member, as defined in section 5.1, participation for Nonmatching Contributions shall commence on the date on which the Employer is required under the applicable Nonmatching Contribution Supplement to make Nonmatching Contributions on such individual’s behalf. In confirming the elections made in the manner prescribed by the Committee, he shall signify his acceptance of the terms and conditions of the Plan, and shall be bound thereby. Each call will authorize the Employer to deduct Tax- Deferred Contributions and/or After-Tax Contributions from his Compensation at the rate specified by him during the call and will also specify the Investment Fund(s) in which his Tax- Deferred Contributions and/or After-Tax Contributions are to be invested pursuant to section 9.2. Duration of Participation. An Eligible Employee who becomes a Participant shall continue to be a Participant or Inactive Participant until he has a Separation from Employment, and also shall continue to be a Member thereafter for as long as he is entitled to receive any benefits hereunder. After receiving all benefits to which he is entitled hereunder, he shall cease to be a Member. If a Member has a Separation from Employment and thereafter returns to employment as an Eligible Employee, he shall immediately again be eligible to become a Participant as of the date of reemployment. Eligibility Service. An Employee of an Employer or an Affiliate shall be credited with one year of Eligibility Service on the last day of an eligibility computation period in which he is credited with 1,000 Hours of Employment (as defined in section 4.6). An eligibility computation period shall be (a) the one-year period commencing on the date the Employee is credited with his first

DB1/ 64222966.16 27 Hour of Employment with an Employer or an Affiliate, (b) the Plan Year which includes the first anniversary of that date, and (c) subsequent Plan Years. For an Employee who is paid weekly, eligibility service will be determined on the basis of weeks of employment. Such Employee shall be credited with 45 Hours of Employment if, in accordance with section 4.6, such Employee would be credited with at least one Hour of Employment during a week. For an Employee who is paid semi-monthly, eligibility service will be determined on the basis of semi-monthly payroll periods. Such Employee shall be credited with 95 Hours of Employment if, in accordance with section 4.6, such Employee would be credited with at least one Hour of Employment during the semi-monthly period. Hour of Employment. An hour of employment is: (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliate. These hours shall be credited to the Employee for the computation period in which the duties are performed. For an Employee who is paid weekly, eligibility service will be determined on the basis of weeks of employment. For each weekly pay period, such Employee shall be credited with 45 Hours of Employment if, in accordance with section 4.6, such Employee would be credited with at least one Hour of Employment during such week. For an Employee who is paid semi-monthly, eligibility service will be determined on the basis of semi-monthly payroll periods. For each semi-monthly period, such Employee shall be credited with 95 Hours of Employment if, in accordance with this section 4.6, such Employee would be credited with at least one Hour of Employment during such semi- monthly period. (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed

DB1/ 64222966.16 28 (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or Leave of Absence. Hours under this subsection shall be calculated and credited pursuant to section 2530.200b-2 of the United States Department of Labor Regulations. (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or its Affiliates. The same hours shall not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection (c). These hours shall be credited to the Employee for the computation period to which the award, agreement or payment pertains. (d) Each hour for which an Employee is on Leave of Absence from the service of an Employer, by reason of pregnancy of the Employee, birth of a child of the Employee, placement of a child in connection with the adoption of the child by the individual, or caring for the child during the period immediately following the birth or placement for adoption. During such period of absence, the Employee shall be treated as having completed the number of hours of service that normally would have been credited to such Employee but for the absence, or if the normal work hours are unknown, eight (8) hours for each normal workday during the leave. The total number of hours to be credited must be credited in the year in which the absence begins, if the crediting is necessary to prevent a Break in Service in that year, or in the following year. The Employer may require that an Employee certify to the Plan Administrator that such maternity or paternity leave was taken for the permitted reasons explained in this subsection. (e) Each hour for which the Plan must credit in order to satisfy the crediting of service requirements under USERRA.

DB1/ 64222966.16 29 ARTICLE V. CONTRIBUTIONS Tax-Deferred Contributions. (a) Each Participant, so long as he remains a Participant, may elect (in a manner prescribed by the Committee) to have his Compensation reduced by no less than 1% and no more than 50%, however, in no event shall such Compensation reduction together with the amount of After-Tax Contributions the Participant makes in a Plan Year exceed 50% of his Compensation. The Committee has the right to limit the amount or percentage of Compensation which Participants who are Highly Compensated Employees may elect to have reduced in any given year. The amount of the reduction in Compensation elected by a Participant shall be made by payroll deduction each pay cycle and/or, if elected by the Participant, by a yearly bonus deduction. The Participant may adjust the amount of Tax-Deferred Contributions daily in the manner prescribed by the Committee. Any such adjustment shall be effective on the first day of the first administratively convenient pay cycle after notice of such adjustment is received by the Employer. (b) Each Tax-Deferred Contribution shall be paid over by the Employer to the Trustee and allocated and credited to the Participant’s Tax-Deferred Contributions Account in the Trust Fund as soon as practicable after the date it otherwise would have been paid as Compensation to the Employee. All amounts elected by the Participant to be contributed to the Plan pursuant to this section, and any earnings thereon, shall at all times be fully vested and nonforfeitable. (c) To the extent the Tax-Deferred Contributions (as adjusted by section 5.8) exceed the maximum amount deductible by the Employer for federal income tax purposes for a contribution to the Plan for the Plan Year, the Employer shall reduce Tax-Deferred Contributions in accordance with rules from time to time adopted by the Committee.

DB1/ 64222966.16 30 (d) All Participants who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 402(k)(12), 410(b) or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. Catch-up contributions shall be treated as Tax Deferred Employee Contributions for all other purposes of the Plan, except no Matching Contributions will be made by the Employer with respect to these catch-up contributions. A Member may determine whether all or a portion of his catch-up contributions are Roth Elective Deferral Contributions. Effective for taxable years beginning on or after January 1, 2026, notwithstanding the preceding sentence, all catch-up contributions that a “high wage earner” makes must be Roth Elective Deferral Contributions. For this purpose, a high wage earner is a Member whose wages that are (i) subject to taxes under the Federal Insurance Contributions Act (FICA) and defined under section 3121(a) of the Code for purposes of Social Security taxes, and (ii) paid by the employer sponsoring the Plan for the calendar year prior to the calendar year in which a Member’s current taxable year begins, exceed the Roth catch-up threshold for the calendar year prior to the calendar year in which the Member’s current taxable year begins. The Roth catch-up threshold is $145,000, adjusted for increases in the cost-of-living as under section 415(d) of the Code in accordance with section 414(v)(7) of the Code. The employer sponsoring the Plan for this purpose is the Company and its Affiliates. This section 5.1(d) shall be interpreted in accordance with section 414(v)(7) of the Code, and any underlying regulations and guidance.

DB1/ 64222966.16 31 (e) A Participant may elect to become an Inactive Participant, and to have his Tax-Deferred Contributions completely discontinued, by following procedures prescribed by the Committee. Such discontinuance shall be effective on the first day of the first administratively convenient pay cycle after such notice is received by the Employer. (f) A Participant, or an Inactive Participant, who has a Separation from Employment for any reason, shall become a Former Participant and any Tax-Deferred Contributions he was making as a Participant shall be discontinued, effective as of the end of his final pay cycle. (g) Any Inactive Participant whose Tax-Deferred Contributions have been discontinued may elect again to become a Participant, and have such contributions resumed, if at that time he is eligible to again become a Participant, effective as of any subsequent Enrollment Date, by following procedures prescribed by the Committee. Roth Elective Deferral Contributions. (a) Each Participant, so long as he remains a Participant, may elect that a portion or all of his Tax-Deferred Contributions be treated as Roth Elective Deferral Contributions. Any such election must be made before the Compensation to which the Member’s Tax-Deferred Contributions relates becomes available to the Member and shall remain in effect until the Member makes an election described in subsection (d) below. Roth Elective Deferral Contributions: (i) are intended to comply with section 402A of the Code, (ii) are includible in the Member’s taxable gross income for the year in which they are contributed to the Plan,

DB1/ 64222966.16 32 (iii) shall be made to the Plan at the time the Tax-Deferred Contributions to which the Member’s election relate would be made to the Plan absent such election, (iv) are allocated to the Member’s Roth Elective Deferral Contributions Account and accounted for separately under the Plan, and (v) once made to the Plan, may not be re-designated as Tax-Deferred Contributions. (b) Special distribution rules set forth under section 6.10 shall apply to a Member’s Roth Elective Deferral Contributions Account. (c) Unless specifically stated otherwise, Roth Elective Deferral Contributions are treated as Tax-Deferred Contributions for all purposes under the Plan. (d) A Member may, at any time after he has made an election under subsection (a) above, elect that his future contributions be treated as Tax-Deferred Contributions. After-Tax Contributions. (a) Each Participant, so long as he remains a Participant, may elect (in a manner prescribed by the Committee) to contribute after-tax income to the Plan (“After-tax Contributions”), however, in no event shall such contribution together with the amount of Tax- Deferred Contributions the Participant makes in a Plan Year exceed 50% of his Compensation. Each Participant’s After-tax Contribution shall be credited to the Participant’s “After-tax Contributions Account,” and shall be accounted for separately from all Tax-Deferred Contributions, Profit Share Contributions, Nonmatching Contributions, Matching Contributions, Employer Contributions, and Rollover Contributions.

DB1/ 64222966.16 33 (b) Amounts in a Participant’s After-tax Contributions Account shall not be subject to the withdrawal restrictions within Article VI of the Plan, nor shall Matching Contributions be made by the Employer with respect to After-tax Contributions. Matching Contributions. (a) Hourly and Salaried Employees (other than Employees in subsection (b) below). (i) Enhanced Matching Contribution. As soon as practicable following the end of each pay cycle, the Employer shall contribute to the Trust Fund on behalf of Participants who are eligible to receive Matching Contributions for such pay cycle pursuant to section 4.2, an amount equal to 50% of the Participant’s Tax-Deferred Contributions during the pay cycle that do not exceed the first 5% of the Participant’s Compensation for such pay cycle. This section 5.4(a)(i) shall apply exclusively to Participants who were hired or re-employed on or after January 1, 2007, and, effective January 1, 2008, to all Participants except any Participant who was offered and made the irrevocable election to continue to accrue benefits under the Ryder System, Inc. Retirement Plan. Notwithstanding the preceding sentence, should a Participant who was offered and made the irrevocable election to continue to accrue benefits under the Ryder System, Inc. Retirement Plan subsequently incur a Separation from Employment and thereafter become re-employed with an Employer, this section 5.4(a)(i) shall apply to such Participant on and after the date of his re- employment, subject to the eligibility provisions of Article IV of the Plan. This section 5.4(a)(i) shall also apply, effective January 1, 2021, to each Participant identified as a “Choice Member” under the Ryder System, Inc. Retirement Plan whose benefit accrual under such plan ceased effective December 31, 2020 and who is otherwise eligible for a Matching Contribution under this section 5.4(a)(i), and effective January 1, 2021, to each Participant whose Plan coverage is

DB1/ 64222966.16 34 provided under the terms of a collective bargaining agreement between the Company and a labor union, upon the cessation of benefit accrual under the Ryder System, Inc. Retirement Plan, provided such Participant is otherwise eligible for a Matching Contribution under this section 5.4(a)(i). Effective January 1, 2016, Matching Contributions under this section 5.4(a)(i) for a pay cycle for Participants hired or rehired on or after January 1, 2016 shall equal 50% of the Participant’s Tax-Deferred Contributions during the pay cycle that do not exceed the first 6% of the Participant’s Compensation for such pay cycle. For the period beginning July 1, 2024 and ending December 31, 2024, any employee of Cardinal Holdco, LLC, Birchstone Management, LLC, and Cardinal Logistics Management Corporation who was otherwise eligible to receive Matching Contributions under this Section 5.4(a)(i) shall receiving Matching Contributions equal to 50% of his or her Tax- Deferred Contributions during a pay cycle that do not exceed the first 2% of his or her Compensation for such pay cycle. Beginning January 1, 2025, such employees receive Matching Contributions as otherwise provided in this Section 5.4(a)(i). (ii) Discretionary Matching Contribution. In addition to the Enhanced Matching Contribution described in subsection (i) above, the Employer may, in its sole and absolute discretion, make Matching Contributions to the Trust Fund for each Plan Year pursuant to a matching or other formula as determined by the Board (or the Committee if such power has been delegated to the Committee by the Board) in its sole discretion. Such Matching Contribution, if made for a Plan Year, shall be made solely for the benefit of those individuals who (1) are eligible to receive Matching Contributions for such Plan Year pursuant to section 4.2, (2) are Participants on the last day of such Plan Year or terminated employment during such Plan Year at

DB1/ 64222966.16 35 or after Retirement Age or due to Disability or death, and (3) have made Tax-Deferred Contributions during such Plan Year, the average percentage of which is at least 2% of Compensation. The Matching Contributions formula or amount for a Plan Year to be made under this paragraph (A) shall be based upon the Tax Deferred Contributions made to the Plan by the applicable Participants for such Plan Year, (B) in the discretion of the Board, may be conditioned on the Company meeting certain specified performance goals established by the Board (or the Committee if such power has been delegated to the Committee by the Board), and (C) may be amended or terminated at any time by resolution of the Board (or the Committee if such power has been delegated to the Committee by the Board). The Employer shall make such Discretionary Matching Contribution in no event later than the date the Employer’s federal income tax return for the Plan Year is due, including extensions. (b) Field Hourly, Driver and Warehouse Employees. As soon as practicable following the end of each pay cycle, the Employer shall contribute to the Trust Fund on behalf of Participants who are Field Hourly, Driver or Warehouse Employees and are eligible to receive Matching Contributions for a pay cycle pursuant to section 4.2, an amount equal to the sum of (1) 100% of the Participant’s Tax-Deferred Contributions made during such pay cycle that do not exceed $300, and (2) 50% of the Participant’s Tax-Deferred Contributions made during such pay cycle that exceed $300 but do not exceed $1,100. In no event shall (A) the portion of Matching Contributions described in (1) be made on an amount of the Participant’s Tax-Deferred Contributions in excess of $300 for the Plan Year, (B) the portion of Matching Contributions described in (2) be made on an amount of the Participant’s Tax-Deferred Contributions in excess of $1,100 for the Plan Year, and (C) Matching Contributions be made on behalf of the Participant for the Plan Year in an amount in excess of $700.

DB1/ 64222966.16 36 Effective January 1, 2016, Matching Contributions under this section 5.4(b) for a pay cycle for Participants hired or rehired on or after January 1, 2016 shall equal 50% of the Participant’s Tax-Deferred Contributions during the pay cycle that do not exceed the first 6% of the Participant’s Compensation for such pay cycle. (c) All Matching Contributions shall be made in cash. These contributions will be invested in the Investment Funds in the same allocation as each Member’s Tax-Deferred Contributions, pursuant to section 9.2. If the Plan does not have any record of a Member’s designated investment allocation, the Matching Contribution will be invested in a default Investment Fund selected by the Savings Plan Investment Committee. (d) Prior to January 1, 2004, all Matching Contributions were made in Company Stock. Profit Share Contributions. (a) Prior to January 1, 2013, the Employer may, in its sole and absolute discretion, have made Profit Share Contributions to the Trust Fund for each Plan Year solely for Participants who were eligible for Profit Share Contributions on the last day of the Plan Year, pursuant to a formula, as determined by the Board (or the Committee if such power has been delegated to the Committee by the Board) in its sole discretion. (b) All Profit Share Contributions were made in cash. Profit Share Contributions were invested in the Investment Funds in the same allocation as each Member’s Tax-Deferred Contributions, pursuant to section 9.2. If the Plan did not have any record of a Member’s designated investment allocation, the Profit Share Contributions were invested in a default Investment Fund selected by the Savings Plan Investment Committee.

DB1/ 64222966.16 37 (c) Field Hourly, Driver and Warehouse Employees were not eligible for Profit Share Contributions. Employer Contributions. (a) Hourly and Salaried Employees (other than Employees in subsection (b) below). As soon as practicable following the end of each pay cycle, the Employer shall contribute to the Trust Fund on behalf of Participants who are eligible to receive Employer Contributions for such pay cycle pursuant to section 4.2, an amount equal to 3% of the Participant’s Compensation for such pay cycle. This section 5.6(a) shall apply exclusively to Participants who were hired or re-employed on or after January 1, 2007, and, effective January 1, 2008, to all Participants, except any Participant who was offered and made an irrevocable election to continue to accrue benefits under the Ryder System, Inc. Retirement Plan. Notwithstanding the preceding sentence, should a Participant who was offered and made an irrevocable election to continue to accrue benefits under the Ryder System, Inc. Retirement Plan subsequently incur a Separation from Employment and thereafter become re-employed with an Employer, this section 5.6(a) shall apply to such Participant on and after the date of his re-employment, subject to the eligibility provisions in Article IV of the Plan. Effective for Plan Years beginning with the 2016 Plan Year, the Employer Contribution under this section 5.6(a) shall be made annually as of the last day of the Plan Year, in an amount equal to 3% of the Participant’s Compensation for that Plan Year. In addition to meeting the requirements under section 4.2, an Employee must be employed by the Employer on December 31 of the Plan Year to be eligible to receive that Plan Year’s Employer Contribution.

DB1/ 64222966.16 38 Compensation is included for purposes of calculating the Employer Contribution only for periods during which a person is eligible under section 4.2. Effective January 1, 2021, for purposes of clarity, this section 5.6(a) shall apply to each Participant identified as a “Choice Member” under the Ryder System, Inc. Retirement Plan whose benefit accrual under such plan ceased effective December 31, 2020 and who is otherwise eligible for an Employer Contribution under this section 5.6(a). In addition, effective January 1, 2021, this section 5.6(a) shall apply to each Participant whose Plan coverage is provided under the terms of a collective bargaining agreement between the Company and a labor union, upon the cessation of benefit accrual under the Ryder System, Inc. Retirement Plan, provided such Participant is otherwise eligible for an Employer Contribution under this section 5.6(a). (b) Field Hourly, Driver and Warehouse Employees. For each full year of a Participant’s employment, the Employer shall contribute to the Trust Fund on behalf of such Participant an amount equal to $400, provided such Participant is eligible to receive an Employer Contribution pursuant to section 4.2. The Employer Contribution is credited to the Participant’s Employer Contributions Account in equal monthly installments. The Employer shall make such Employer Contribution in no event later than the date the Employer’s federal income tax return for the Plan Year is due, including extensions. Effective January 1, 2016, the Employer Contribution under this section 5.6(b) shall be credited to the Participant’s Employer Contributions Account annually as of the last day of the Plan Year. In addition to meeting the requirements under section 4.2, an Employee must be employed by the Employer on December 31 to be eligible to receive that year’s Employer Contribution.

DB1/ 64222966.16 39 (c) All Employer Contributions made according to either (a) or (b) above shall be made in cash. Employer Contributions will be invested in the Investment Funds in the same allocation as each Member’s Tax-Deferred Contributions, pursuant to section 9.2. If the Plan does not have any record of a Member’s designated investment allocation, the Employer Contribution will be invested in a default Investment Fund selected by the Savings Plan Investment Committee. Forfeitures. Any Forfeitures that arise during a calendar month in the Accounts of Former Participants under section 6.4(b) shall be applied to reduce the Matching Contributions, Profit Share Contributions, Nonmatching Contributions and Employer Contributions for periods following the calendar month in which the Forfeiture occurs. Limitation on Tax-Deferred Contributions. (a) Notwithstanding section 5.1, in no event shall any Employer make Tax- Deferred Contributions for any Plan Year that would result in discrimination among Plan Participants. Such discrimination will not be deemed to occur if the Average Actual Deferral Percentage for the Highly Compensated Employees for the Plan Year either: (i) is not more than the Average Actual Deferral Percentage for Non-Highly Compensated Employees for the Plan Year, multiplied by 1.25; or (i) is not more than the Average Actual Deferral Percentage for Non-Highly Compensated Employees for the Plan Year multiplied by 2, and the Average Actual Deferral Percentage for Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Non-Highly Compensated Employees by more than 2 percentage points.

DB1/ 64222966.16 40 For purposes of this section 5.8(a), only those Highly Compensated Employees and Non-Highly Compensated Employees who are Eligible Employees are taken into account. The Actual Deferral Percentage of any Participant who elects not to make any Tax-Deferred Contributions shall be zero. (b) If the tests in section 5.8(a) above are not satisfied, the Employer may, in its absolute discretion, either (i) make Qualified Nonelective Contributions or take into account other contributions as determined under section 5.14, or (ii) distribute Excess Contributions to Highly Compensated Employees under section 5.8(c) below. Any Qualified Nonelective Contribution made on behalf of a Participant under this section 5.8(b) for a Plan Year shall not exceed five percent (5%) of such Participant’s Compensation for such Plan Year. (c) If the Actual Deferral Percentage for Highly Compensated Employees who are Eligible Employees is more than the amount permitted under section 5.8(a) for any Plan Year, the amount of the Excess Contributions for such Plan Year and related gains or losses (determined through the end of such Plan Year) shall be distributed before the close of the following Plan Year. Gains and losses shall be calculated on a uniform and consistent basis in accordance with the normal method used under the Plan for allocating income or loss to the accounts of Participants, or in accordance with any other method described in the applicable Treasury Regulations. Unless a Member elects otherwise, Tax-Deferred Contributions shall be distributed prior to any Roth Elective Deferral Contributions. For this purpose, Excess Contributions means with respect to a Plan Year, the excess of the aggregate amount of Tax-Deferred Contributions actually contributed on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted under sections 5.8(a)(i) or (a)(ii). The Excess Contribution shall be

DB1/ 64222966.16 41 distributed commencing with a distribution to the Highly Compensated Employee with the highest amount contributed for the Plan Year and reducing his contribution amount by an amount equal to the lesser of the amount necessary to relieve the Excess Contribution or the amount necessary to reduce his contribution amount to the next highest contribution amount. If more than one Highly Compensated Employee has the highest contribution amount, such Highly Compensated Employees shall have their contribution amounts decreased equally until the amount of reduction described in the preceding sentence is attained. The Committee shall perform the procedure described in the preceding two sentences repeatedly until no Excess Contributions remain. Limitations on Annual Account Additions. (a) Limits. The Limitation Year shall be a calendar year. Notwithstanding anything in the Plan to the contrary, for any Limitation Year the Annual Account Addition of a Member shall not exceed the lesser of: (i) $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or (ii) 100 percent of the Member’s compensation, within the meaning of section 415(c)(3) of the Code for the Limitation Year. (b) Annual Account Addition. “Annual Account Addition” means, for any Member for any Limitation Year, the sum of: (i) the employer contributions made for him under “any defined contribution plan” for the Limitation Year; and (ii) the Member’s after-tax contributions; and

DB1/ 64222966.16 42 (iii) any forfeitures allocated to him for the Limitation Year under “any defined contribution plan”; and (iv) amounts described in sections 415(l)(1) and 419A(d)(2) of the Code. “Any defined contribution plan” means all defined contribution plans of the Company and any Affiliates, considered as one plan. A Member’s Annual Account Addition shall not include catch- up contributions described in section 5.1(d) nor any loan repayments described in section 6.9. (c) No Exceeding 415 Limit. In no event shall the amount of any benefit determined under this Plan exceed the maximum benefit permitted under section 415 of the Code. Transfer of Funds from Other Plans. (a) An Eligible Employee, regardless of whether he has satisfied the eligibility requirements of Article IV, shall be entitled, with the consent of the Committee, to (i) transfer to his Rollover Contributions Account within sixty (60) days of his receipt thereof, any amounts which constitute an eligible rollover distribution, that is, a contribution of an amount that satisfies the requirements for rollover treatment set forth in section 402(c)(1), 402(c)(5), 403(a)(4), 403(b)(8), 408(d)(3) or 457(e)(16) of the Code, or (ii) have transferred directly to his Rollover Contributions Account amounts described in paragraph (i), including any amounts attributable to the Employee under a retirement plan qualified under section 401(a) of the Code which constitute after-tax contributions made by the Employee under that plan. Any amounts attributable to after- tax contributions shall be separately accounted for. An eligible rollover distribution shall include a distribution to an Eligible Employee as the Spouse of a participant in another plan qualified under section 401(a) of the Code, or as a Spouse or former Spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code, under another plan qualified under section 401(a) of the Code. The Committee may require such evidence as it deems

DB1/ 64222966.16 43 appropriate to ensure that any amounts transferred to this Plan shall not adversely affect its tax- qualified status. The amount of the transferred assets shall be invested in Investment Funds in the same proportions, to the extent administratively feasible, that the value of the Eligible Employee’s Tax-Deferred Contributions Account or, if applicable, After-Tax Contributions Account is invested, or, if the Eligible Employee is not then a Member, in such proportions as the Eligible Employee shall designate. The transferred assets shall not be subject to the withdrawal restrictions within Article VI of the Plan. (b) An Eligible Employee, regardless of whether he has satisfied the eligibility requirements of Article IV, shall be entitled, with the consent of the Committee, to have transferred directly to a Roth Rollover Contributions Account set up on his behalf, any amounts which constitute an eligible rollover distribution from another Roth elective deferral account under an applicable retirement plan as set forth in section 402A(e)(1) of the Code. An eligible rollover distribution shall include a distribution to an Eligible Employee as the Spouse of a participant in another applicable retirement plan as set forth in section 402A(e)(1) of the Code, or as a Spouse or former Spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code, under another applicable retirement plan as set forth in section 402A(e)(1) of the Code. The Committee may require such evidence as it deems appropriate to ensure that any amounts transferred to this Plan shall not adversely affect its tax-qualified status. The amount of the transferred assets shall be invested in Investment Funds in the same proportions, to the extent administratively feasible, that the value of the Eligible Employee’s Roth Elective Deferral Contributions Account is invested, or, if the Eligible Employee is not then a Member, in such proportions as the Eligible Employee shall designate. The transferred assets shall not be

DB1/ 64222966.16 44 subject to the withdrawal restrictions within Article VI of the Plan, however, special distribution rules set forth under section 6.10 shall apply. (c) An Affiliate that adopts the Plan pursuant to and in accordance with section 14.1 may transfer assets into the Plan and Trust Fund from a profit-sharing plan and trust in which it is a participating employer and which is qualified under section 401(a) of the Code upon Committee approval. (d) In addition, in the event a Member ceases to be eligible to participate in a profit-sharing plan and trust maintained by an Employer, the accounts within such other plan may be transferred into the Plan and Trust Fund. The Committee will determine, in accordance with applicable law, the vesting schedule, manner of investment and investment choices and the manner of distribution of participant accounts for the transferred assets. (e) A Member may repay a Coronavirus-Related Distribution, as defined in section 6.8(d) hereof, during the three-year period that begins on the day after the date of such distribution. Amounts repaid under this section 5.10(e) shall be deposited in such Member’s Rollover Contributions Account. (f) A Member may repay a Qualified Birth or Adoption Distribution, as defined in Section 6.8(g) hereof. Repayment must occur within three years of the date of the distribution and repaid amounts shall be deposited in the Member’s Rollover Contributions Account. Any Qualified Birth or Adoption Distribution taken prior to December 29, 2022 may be repaid any time after distribution and before January 1, 2026.

DB1/ 64222966.16 45 In-Plan Roth Conversions. Subject to the requirements of section 402A(c)(4) of the Code and any regulations and rulings promulgated thereunder, in accordance with procedures established by the Committee: (a) A Member shall be entitled to (i) transfer to his Unrestricted Roth In-Plan Conversion Account within sixty (60) days of his receipt thereof, any amounts which may be distributed under Article VI and which constitute an eligible rollover distribution as defined in section 402(c)(4) of the Code from the Member’s Tax-Deferred Contributions Account, After-Tax Contributions Account, Employer Contributions Account, Matching Contributions Account, Nonmatching Contributions Account, Profit Share Contributions Account, and/or Rollover Contributions Account, including all earnings therein, or (ii) have transferred directly to his Unrestricted Roth In-Plan Conversion Account amounts described in paragraph (i), by making a Roth in-plan conversion election. The amount of the transferred assets shall be invested in the same manner as they were prior to the transfer. Such amounts, including earnings, shall be subject to the same withdrawal rights that apply to a Participant’s Roth Rollover Contributions. (b) A Participant or Inactive Participant shall be entitled to have transferred directly to a Roth conversion account, as identified in paragraphs (i) through (iv) below, any vested amounts before they may be distributed under Article VI from the Member’s Tax-Deferred Contributions Account, After-Tax Contributions Account, Employer Contributions Account, Matching Contributions Account, Nonmatching Contributions Account, Profit Share Contributions account, and/or Rollover Contributions Account, including all earnings therein, by making a Roth in-plan conversion election. The Roth conversion account to which these amounts are transferred are as follows:

DB1/ 64222966.16 46 (i) Tax-Deferred Contributions are transferred to the Participant’s Employee Roth In-Plan Conversion Account. Such amounts, including earnings, shall be subject to the same distribution restrictions and withdrawal rights that apply to a Participant’s Tax- Deferred Contributions. The amount of the transferred assets shall be invested in the same manner as they were prior to the transfer. (ii) After-Tax Contributions are transferred to the Participant’s Unrestricted Roth In-Plan Conversion Account. The amount of the transferred assets shall be invested in the same manner as they were prior to the transfer. Such amounts, including earnings, shall be subject to the same withdrawal rights that apply to a Participant’s Roth Rollover Contributions. (iii) Employer Contributions, Matching Contributions, Nonmatching Contributions, and Profit Share Contributions are transferred to the Participant’s Employer Roth In-Plan Conversion Account. Such amounts, including earnings, shall be subject to the same distribution restrictions and withdrawal rights that apply to a Participant’s Employer, Matching, Nonmatching, and Profit Share Contributions, respectively. The amount of the transferred assets shall be invested in the same manner as they were prior to the transfer. (iv) Rollover Contributions are transferred to the Participant’s Unrestricted Roth In-Plan Conversion Account. The amount of the transferred assets shall be invested in the same manner as they were prior to the transfer. Such amounts, including earnings, shall be subject to the same withdrawal rights that apply to a Participant’s Roth Rollover Contributions.

DB1/ 64222966.16 47 (c) In addition to the restrictions and rights described in sections (b) and (c) above, the amounts transferred under this section 5.11 are subject to the special distribution rules set forth under section 6.10. (d) The portion of an outstanding balance of a plan loan in any of the Member’s Accounts may not be transferred under this section 5.11. (e) Amounts transferred under this section 5.11 count toward determining the amount of a distribution under sections 6.3 and 6.4. (f) For purposes of section 402A(d)(2) of the Code and any regulations and rulings promulgated thereunder, the date as of which a Member first makes a designated Roth contribution under this Plan shall be the earliest of the date such Member first contributes to his Roth Elective Deferral Contributions Account, establishes a Roth Rollover Contributions Account by direct rollover, or transfers non-Roth amounts in his vested accounts to a Roth In-Plan Conversion Account pursuant to this section 5.11. Limitation on Matching and After-Tax Contributions. (a) Notwithstanding section 5.4, in no event shall any Employer make Matching Contributions and/or permit After-Tax Contributions for any Plan Year if and to the extent that the combination of such Matching Contributions and After-tax Contributions would result in discrimination among Plan Participants. Such discrimination will be deemed not to occur if the Average Contribution Percentage for all Highly Compensated Employees for the Plan Year either: (i) is not more than the Average Contribution percentage for Non-Highly Compensated Employees for the Plan Year, multiplied by 1.25; or

DB1/ 64222966.16 48 (ii) is not more than the Average Contribution Percentage for Non-Highly Compensated Employees for the Plan Year multiplied by 2, and the Average Contribution Percentage for Highly Compensated Employees is not more than the Average Contribution Percentage for Non-Highly Compensated Employees by more than 2 percentage points. For purposes of this section (a), only those Highly Compensated Employees and Non-Highly Compensated Employees who are Eligible Employees are taken into account. The Actual Contribution Percentage of any Participant who does not make any After-Tax Contributions and is not eligible for a Matching Contribution shall be zero. (b) If the tests in section 5.12(a) above are not satisfied, the Employer may, in its absolute discretion, either (i) make Qualified Nonelective Contributions as determined under section 5.14, or (ii) distribute (or forfeit, where forfeitable) Excess Matching Contributions and/or After-Tax Contributions under section 5.12(c) below to the Highly Compensated Employees. Any Qualified Nonelective Contribution made on behalf of a Participant under this section 5.12(b) for a Plan Year shall not exceed five percent (5%) of such Participant’s Compensation for such Plan Year. (c) For this purpose, Excess Matching Contributions and Excess After-Tax Contributions means with respect to a Plan Year, the excess of the aggregate amount of such contributions actually paid over to the Trust Fund on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted under sections 5.12(a)(i) or (a)(ii). The Excess Matching Contributions and/or Excess After-Tax Contributions shall be reduced commencing with the Participant with the highest amount contributed for the Plan Year and reducing his Matching Contribution and/or After-Tax Contribution amount by an amount

DB1/ 64222966.16 49 equal to the lesser of the amount necessary to relieve the Excess Matching Contribution and/or the Excess After-Tax Contribution or the amount necessary to reduce his Matching Contribution and/or After-Tax Contribution amount to the next highest Matching Contribution and/or After- Tax Contribution amount. If more than one Participant has the highest Matching Contribution and/or After-Tax Contribution amount, such Participants shall have their Matching Contribution and/or After-Tax Contribution amounts decreased equally until the amount of reduction described in the preceding sentence is attained. The Administrator shall perform the procedure described in the preceding two sentences repeatedly until no Excess Matching Contributions and/or Excess After-Tax Contributions remain. The Administrator shall either distribute to the affected Highly Compensated Employee, or where forfeitable, forfeit the amount of: first, the Excess After-Tax Contributions, then the Excess Matching Contributions, determined in this paragraph (c), plus any gains or losses allocable to such contributions determined through the end of the related Plan Year. For purposes of this section 5.12(c), (i) any such forfeiture shall be allocated pursuant to section 5.7, and (ii) gains and losses shall be calculated on a uniform and consistent basis in accordance with the normal method used under the Plan for allocating income or loss to the accounts of Participants, or in accordance with any other method described in the applicable Treasury Regulations. Additional Limitation on Tax Deferred Contributions. (a) No Member shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year. (b) Notwithstanding any other provision of the Plan, Excess Deferral Amounts shall be distributed by April 15th to Members who made such Excess Deferral Amounts for the

DB1/ 64222966.16 50 preceding calendar year. Allocable gains or losses are determined only through the end of the taxable year in which the excess occurred. If there is a loss allocable to the excess deferral, the Excess Deferral Amount shall in no event be less than the lesser of the Tax-Deferred Contribution Account under the Plan or the Member’s Tax-Deferred Contributions for the Plan Year; the amount of such distribution (if there is a loss) shall be determined by the Committee. Gains and losses shall be calculated on a uniform and consistent basis in accordance with the normal method used under the Plan for allocating income or loss to the accounts of Participants, or in accordance with any other method described in the applicable Treasury Regulations. (c) Excess Deferral Amount shall mean the amount of Tax-Deferred Contributions for a calendar year which exceeds the limitation described in subsection (a) for such year and which, in the event the Member has made elective deferrals under another plan, the Member allocates to this Plan pursuant to the claim procedure set forth in subsection (d) below. (d) The Member’s claim made pursuant to subsection 5.13(b) shall be in writing; shall be submitted to the Committee no later than March 1; shall specify the Member’s Excess Deferral Amount for the preceding calendar year, and shall be accompanied by the Member’s written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k), or 403(b) of the Code, exceeds the limit imposed on the Member by section 402(g) of the Code for the calendar year in which the deferral occurred. A Member shall be deemed to have made a claim to the extent that the Member has excess deferrals calculated by taking into account only elective deferrals under the Plan and other plans of the Employer and its Affiliates.

DB1/ 64222966.16 51 Qualified Nonelective Contributions. (a) If and to the extent required to meet the requirements of section 5.8(a) or 5.12(a), the Employer may make Qualified Nonelective Contributions each Plan Year in such amount, if any, as the Employer may elect in its sole discretion, pursuant to Treasury Regulations. If and to the extent required to meet the requirements of section 5.8(a), the Employer may elect to treat Matching Contributions for the Plan Year as Tax-Deferred Contributions for purposes of section 5.8(a), pursuant to Treasury Regulations. Qualified Nonelective Contributions and Matching Contributions that are to be treated as Tax-Deferred Contributions for purposes of section 5.8(a), shall be nonforfeitable when made and shall be subject to the same distribution restrictions that apply to Tax-Deferred Contributions, without regard to whether they are actually taken into account as Tax-Deferred Contributions. In no event shall Matching Contributions be taken into account for purposes of section 5.8(a) to the extent prohibited under section 1.401(k)- 2(c)(3)(iii) of the Treasury Regulations. (b) Such Qualified Nonelective Contributions and/or Matching Contributions, if required to meet the requirements of section 5.8(a) shall be allocated to the Tax-Deferred Contribution Account of each Participant and Inactive Participant who is a Non-Highly Compensated Employee for the Plan Year. Such Qualified Nonelective Contributions, if required to meet the requirements of section 5.12(a), shall be allocated to the Tax-Deferred Contribution Account of each Participant and Inactive Participant who is a Non-Highly Compensated Employee for the Plan Year. The amount allocated shall be made, at the Employer’s election, either (i) on a per capita basis among all Non-Highly Compensated Employees for the Plan Year, or (ii) among all Non-Highly Compensated Employees for the Plan Year in the ratio that the Compensation of each Participant and Inactive Participant that is a Non-Highly Compensated Employee for the Plan

DB1/ 64222966.16 52 Year bears to the Compensation of all such Participants and Inactive Participants who are Non- Highly Compensated Employees. In no event shall such Qualified Nonelective Contributions and/or Matching Contributions that are to be treated as Tax-Deferred Contributions be allocated to the Tax-Deferred Account of any Participant or Inactive Participant for purposes of section 5.8(a) in an amount in excess of five percent (5%) of such Participant or Inactive Participant’s Compensation for that Plan Year. In no event shall such Qualified Nonelective Contributions be allocated to the Tax-Deferred Account of any Participant or Inactive Participant for purposes of section 5.12(a) in an amount in excess of five percent (5%) of such Participant or Inactive Participant’s Compensation for that Plan Year. Such Qualified Nonelective Contributions and/or Matching Contributions, if made, shall be contributed and allocated by the last day of the current Plan Year in order to influence the percentages of Non-Highly Compensated Employees for the prior year in a timely manner. Nonmatching Contributions. (a) To the extent required under a collective bargaining agreement covering a Member who is represented in a unit of collective bargaining (an “Eligible Union Member”), the Employer shall make Nonmatching Contributions to the Plan in the amount (if any) specified in the appropriate Nonmatching Contributions Supplement as being the Nonmatching Contributions rate applicable to that Member. (b) Nonmatching Contributions made pursuant to this section 5.15 shall be made in the form of cash and shall be allocated to each Eligible Union Member’s Nonmatching Contributions Account by no later than the end of the month in which such contributions are received by the Plan.

DB1/ 64222966.16 53 ARTICLE VI. DISTRIBUTIONS Distribution Upon Separation from Employment at or after Retirement Age. A Member’s right to his Member’s Account shall be fully vested and nonforfeitable upon his attainment of Normal Retirement Age. Subject to the provisions of section 6.5, upon a Member’s Separation from Employment on or after attaining Retirement Age for reasons other than death, there shall be distributed to him the full value of his Member’s Account determined as of the Accounting Date immediately preceding the date on which the distribution is made. The distribution shall be made as soon as administratively practicable after the Member’s Separation from Employment. The amount payable under this section 6.1 shall be distributed in a lump-sum payment in accordance with section 6.12. If any Member entitled to receive a distribution under this section 6.1 should die prior to receiving the full distribution from the Trust Fund to which he is entitled, the amount unpaid at the time of death shall be distributed to the Member’s Beneficiary in a lump-sum payment in accordance with section 6.12. Distribution Upon Separation from Employment after Incurring a Disability. A Member’s right to his Member’s Account shall be fully vested and nonforfeitable in the event he suffers a Disability while an Employee. Subject to the provisions of section 6.5, upon a Member’s Separation from Employment after incurring a Disability, there shall be distributed to him the full value of his Member’s Account determined as of the Accounting Date immediately preceding the date on which the distribution is made. The distribution shall be made as soon as administratively practicable after the date of the Participant’s Separation from Employment. Said distribution shall be made to the Member in a lump-sum payment in accordance with section 6.12.

DB1/ 64222966.16 54 If any Member entitled to receive a distribution under this section 6.2 should die prior to receiving the full distribution from the Trust Fund to which he is entitled, the amount unpaid at the time of death shall be distributed to the Member’s Beneficiary in a lump-sum payment in accordance with section 6.12. Distribution Upon Separation from Employment Because of Death. A Member’s right to his Member’s Account shall be fully vested and nonforfeitable in the event he dies while an Employee. Subject to the provisions of section 6.5, upon a Member’s Separation from Employment because of death, for distributions of five thousand dollars ($5,000) or less (seven thousand dollars ($7,000) or less for distributions made after December 31, 2023),, or for distributions greater than five thousand dollars ($5,000) (seven thousand dollars ($7,000) for distributions made after December 31, 2023) with the Beneficiary’s consent, there shall be distributed to his Beneficiary the full value of his Member’s Account determined as of the Accounting Date immediately preceding the date on which the distribution is made. The distribution shall be made as soon as administratively practicable after the Plan receives written notification of the Member’s death and all supporting documentation that the Plan may require. Said distribution shall be made to the Member’s Beneficiary in a lump-sum payment in accordance with section 6.12. For purposes of this section 6.3, a Member who dies while absent from active employment due to qualified military service as defined in section 414(u) of the Code shall be deemed to have died while an Employee. Distribution Upon Separation from Employment Prior to Retirement Age, Disability or Death. (a) Upon a Member’s Separation from Employment for any reason prior to his Retirement Age, Disability or death, there shall be distributed to him an equal amount equal to the sum of (i), (ii) and (iii) below:

DB1/ 64222966.16 55 (i) The full value of his Tax-Deferred Contributions Account, Roth Elective Deferral Contributions Account, After-tax Contributions Account, Rollover Contributions Account, Roth Rollover Contributions Account, Unrestricted Roth In-Plan Conversion Account, Employee Roth In-Plan Conversion Account, and Employer Roth In-Plan Conversion Account; and (ii) With respect to Hourly and Salaried Employees (other than Employees in subsection (iii) below), the vested percentage, determined under the following schedule, of the value of his Matching Contributions Account, Profit Share Contributions Account, and Employer Contributions Account, based upon the number of Years of Vesting Service completed by the Member prior to his Separation from Employment: Number of Years of Vesting Service Vested Percentage of Account of Member Less than 2 0% 2 25% 3 50% 4 75% 5 or more 100% (iii) With respect to: (1) a Field Hourly, Driver and Warehouse Employee hired prior to January 1, 2016, the full value of his Employer Contributions Account and the first $300 of Matching Contributions made each Plan Year pursuant to section 5.4(b); and the vested percentage, determined under the schedule in subsection (ii), of the value of his remaining Matching Contributions, based upon the number of Years of Vesting Service completed by the Member prior to his Separation from Employment; and

DB1/ 64222966.16 56 (2) a Field Hourly, Driver and Warehouse Employee hired or rehired on or after January 1, 2016, subject to the provisions of section 5.4(c), the vested percentage, determined under the schedule in subsection (ii), of the value of his Matching Contributions Account, based upon the number of Years of Vesting Service completed by the Member prior to his Separation from Employment; and (iv) With respect to an Eligible Union Member, the vested percentage, determined under the vesting schedule specified in the Nonmatching Contributions Supplement applicable to that Member, of the value of his Nonmatching Contribution Account. Subject to the provisions of section 6.5, the distribution shall be made as soon as administratively practicable after the Member’s Separation from Employment. The distribution shall be based upon the values of the Member’s Account determined as of the Accounting Date immediately preceding the date on which the distribution is made. Said distribution shall be made to the Member in a lump-sum payment in accordance with section 6.12. If a Former Participant dies after such Separation from Employment but prior to receiving the full distribution from the Trust Fund to which he is entitled under this section 6.4 as specified above, subject to the provisions of section 6.5, the amount unpaid at the time of death for distributions of five thousand dollars ($5,000) or less (seven thousand dollars ($7,000) or less for distributions made after December 31, 2023), or for distributions greater than five thousand dollars ($5,000) (seven thousand dollars ($7,000) for distributions made after December 31, 2023) with the Beneficiary’s consent, shall be distributed to the Member’s Beneficiary in a lump-sum payment in accordance with section 6.12.

DB1/ 64222966.16 57 A Member who is absent from active employment due to the performance of service in the uniformed services (as defined in chapter 43 of title 38, the United States Code) while on active duty for a period of more than 30 days is deemed to have incurred a Separation from Employment for purposes of receiving a distribution of the full value of the portion of his Tax-Deferred Contributions Account consisting of Tax-Deferred Contributions made on his behalf. If such Member consents to a distribution hereunder, he may not make Tax-Deferred Contributions and any other contributions to the Plan for 6 months after the date of such distribution. Effective December 31, 2022, a Member who is absent from active employment may elect to receive a distribution from his Tax-Deferred Contributions Account, Roth Elective Deferral Contributions Account, and any elective deferral and Roth elective deferral contributions merged into the Plan if such distribution is a “Qualified Reservist Distribution.” A distribution is a Qualified Reservist Distribution if it is made because the Member was (by reason of being a member of a reserve component (as defined in section 101 of Title 37 of the United States Code)) ordered or called (after September 11, 2001) to active duty for a period in excess of 179 days or for an indefinite period, and it is made during the period beginning on the date of such order or call and ending at the close of the active duty period. A reserve component is the U.S. Army National Guard, the Army Reserve, the Navy Reserve, the Marine Corps Reserve, the U.S. Air National Guard, the Air Force Reserve, the Coast Guard Reserve, and the Reserve Corps of the Public Health Service. A Member who takes a Qualified Reservist Distribution may repay it to an individual retirement account (“IRA”) during the two-year period following his active duty. A Qualified Reservist Distribution is not subject to the 10% tax under section 72(t) of the Code. (b) The non-vested portion of the amount credited to the Matching Contributions Account, Profit Share Contributions Account, Nonmatching Contributions Account

DB1/ 64222966.16 58 and/or Employer Contributions Account of a Former Participant shall be transferred to a special suspense account as of the Accounting Date coincident with or next following the Former Participant’s Separation from Employment. The value of the special suspense account shall be forfeited on the earlier of (i) the date the Former Participant receives a distribution of his vested benefits under the Plan following his Separation from Employment, and (ii) the date the Former Participant has incurred five (5) consecutive 1 Year Periods of Severance, as defined in section 2.1(yy) hereof. For this purpose, a Former Participant whose vested percentage in his Tax- Deferred Contributions Account, Matching Contributions Account, Profit Share Contributions Account, Nonmatching Contributions Account and/or Employer Contributions Account is zero shall be deemed to have received a distribution of his vested benefits on the date of his Separation from Employment. The value of the special suspense account shall be allocated as provided in section 5.7. If a Former Participant who is not fully vested in his Matching Contributions Account, Profit Share Contributions Account, Nonmatching Contributions Account and/or Employer Contributions Account receives a distribution of the vested portion of his Matching Contributions Account, Profit Share Contributions Account, Nonmatching Contributions Account, and/or Employer Contributions Account prior to his incurring five (5) consecutive 1 Year Periods of Severance, as defined in section 2.1(yy) hereof, and he thereafter becomes an Employee, the value of the non-vested portion of his Matching Contributions Account, Profit Share Contributions Account, Nonmatching Contributions Account and/or Employer Contribution Account as of the date of the distribution shall be restored to his credit in the Plan as long as he notifies the Plan in writing of his re-employment and as long as his re-employment occurs on or before the date on which he incurs five (5) consecutive 1 Year Periods of Severance. The Employee shall receive this credit whether or not he repays to the Trust Fund the full amount of the prior distribution.

DB1/ 64222966.16 59 (c) If the Plan’s vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of a Member’s vested percentage (or if the Plan changes to or from a top-heavy vesting schedule), each Member who has completed 3 Years of Vesting Service may elect, within the period described below, to have his or her vested percentage determined without regard to such amendment or change. The period referred to in the preceding sentence will begin on the date the amendment of the vesting schedule is adopted and will end 60 days thereafter, or, if later, 60 days after the later of (i) the date on which such amendment becomes effective; and (ii) the date on which the Member is issued written notice of such amendment by the Committee. Deferred Payments. (a) In no event shall a Member's benefit be distributed without his consent if (1) his distribution exceeds one thousand dollars ($1,000), and (2) the Member has not attained age sixty-five (65). For purposes of determining whether a distribution is less than or greater than one thousand dollars ($1,000) in the preceding sentence, any amount contributed or transferred to the Plan in accordance with section 5.10 shall be included. The Retirement Committee or its designee will review, on a quarterly basis, all Members’ Accounts held by Members who have experienced a Separation from Employment (“Subsequent Accounting Date”). In the event that the value of such Member's Account is less than $1,000 on any Subsequent Accounting Date, the Member's Account balance may be distributed in accordance with section 6.12 without the Member's consent and regardless of whether the Member has attained the age of sixty-five (65).

DB1/ 64222966.16 60 (b) A Member entitled to a distribution in excess of one thousand dollars ($1,000) may elect, in accordance with rules from time to time adopted by the Committee, to defer the distribution of his benefits under this Plan until a date described in section 6.6(b). For purposes of determining whether a distribution is in excess of one thousand dollars ($1,000) in the preceding sentence, any amount contributed or transferred to the Plan in accordance with section 5.10 shall be included. (c) A Member’s Beneficiary entitled to a distribution in excess of five thousand dollars ($5,000) may elect, in accordance with rules from time to time adopted by the Committee, to defer the distribution of his benefits under this Plan until the December 31 of the calendar year containing the fifth anniversary of the death of the Member. (d) The provisions of this Section 6.5(d) are effective January 1, 2024. (i) In no event shall a Member's benefit be distributed without his consent if (1) his distribution exceeds seven thousand dollars ($7,000), and (2) the Member has not attained age sixty-five (65). For purposes of determining whether a distribution is less than or greater than seven thousand dollars ($7,000) in the preceding sentence, any amount contributed or transferred to the Plan in accordance with section 5.10 shall be included. The Retirement Committee or its designee will review, on a quarterly basis, all Members’ Accounts held by Members who have experienced a Separation from Employment (“Subsequent Accounting Date”). In the event that the value of such Member's vested Account is equal to or less than $7,000 on any Subsequent Accounting Date, the Member's vested Account balance may be distributed in accordance with subsection (iii) below. (ii) A Member entitled to a distribution in excess of seven thousand dollars ($7,000) may elect, in accordance with rules from time to time adopted by the Committee,

DB1/ 64222966.16 61 to defer the distribution of his benefits under this Plan until a date described in section 6.6(b). For purposes of determining whether a distribution is in excess of seven thousand dollars ($7,000) in the preceding sentence, any amount contributed or transferred to the Plan in accordance with section 5.10 shall be included. (iii) If a Member’s distribution exceeds $1,000 but does not exceed $7,000, the Member may elect, in accordance with rules from time to time adopted by the Committee, to have the entire amount paid directly to an eligible retirement plan under Article VII. If the Member does not make such an election or does not elect to receive the distribution directly, the method of distribution shall be a direct transfer of the amount to an individual retirement plan established on the Member’s behalf that is selected by the Plan. If a Member’s vested Account does not exceed $1,000, the Account will be distributed to the Member. (iv) A Member’s Beneficiary entitled to a distribution in excess of seven thousand dollars ($7,000) may elect, in accordance with rules from time to time adopted by the Committee, to defer the distribution of his benefits under this Plan until the December 31 of the calendar year containing the tenth anniversary of the death of the Member. If the Beneficiary is the Member’s Spouse, (1) distribution may be delayed until the December 31 of the calendar year in which the Member would have attained the age applicable to him or her under Section 6.6(b)(iv) through (iv), and (2) if the Spouse dies before receiving the distribution, the distribution shall be made to the Spouse’s Beneficiary within ten years after the Spouse’s death. (e) In the event that any portion of a Member’s Account is deferred for future distribution as provided herein, the deferred portion shall continue to be adjusted on each Accounting Date as provided in section 9.4 to reflect the current value of the Trust Fund.

DB1/ 64222966.16 62 Deadline for Distributions. Notwithstanding any other provisions herein to the contrary: (a) Unless a Member elects to delay commencing distribution of his Member’s Account to a subsequent Accounting Date, his Member’s Account shall be distributed not later than 60 days after the last day of the Plan Year in which the latest of the following events occurs: (i) his attainment of his sixty-fifth birthday, (ii) the tenth anniversary of the date he began participation in the Plan, or (iii) the date he ceases to be an Employee. Any distribution which cannot be reasonably ascertained and made by such required date shall be made as soon as administratively possible thereafter. (b) Distributions of a Member’s benefits shall be made to the Member: (i) for distributions required to be made before January 1, 2020, by the April 1 of the calendar year following the last day of the calendar year in which the Member incurs a Separation from Employment or attains age 70½ (whichever is later) (or, in the case of a Member who is a “5% owner” as defined for this purpose under Treasury Regulations, the last day of the calendar year in which the Member attains age 70½, whether or not he has incurred a Separation from Employment), (ii) for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after December 31, 2019, by the April 1 of the calendar year following the last day of the calendar year in which the Member incurs a Separation from Employment or attains age 72 (whichever is later) (or, in the case of a Member who is a 5% owner, the last day of the calendar year in which the Member attains age 72, whether or not he has incurred a Separation from Employment),

DB1/ 64222966.16 63 (iii) for distributions required to be made after December 31, 2022, with respect to individuals who attain age 72 after December 31, 2022 and attain age 73 before January 1, 2033, by the April 1 of the calendar year following the last day of the calendar year in which the Member incurs a Separation from Employment or attains age 73 (whichever is later) (or, in the case of a Member who is a 5% owner, the last day of the calendar year in which the Member attains age 73, whether or not he has incurred a Separation from Employment), and (iv) with respect to individuals who attain age 73 after December 31, 2032, by the April 1 of the calendar year following the last day of the calendar year in which the Member incurs a Separation from Employment or attains age 75 (whichever is later) (or, in the case of a Member who is a 5% owner, the last day of the calendar year in which the Member attains age 75, whether or not he has incurred a Separation from Employment). (c) if a Member dies before his Member’s Account has been distributed to him, the entire Member’s Account shall be distributed to his Beneficiary by the December 31 of the calendar year containing the fifth anniversary of the death of the Member. If the Beneficiary is the Member’s Spouse, and the Spouse dies before receiving the distribution, then the distribution shall be made to the Spouse’s Beneficiary within five years after the Spouse’s death. Effective December 31, 2022, if a Member dies before his Member’s Account has been distributed to him, the entire Member’s Account shall be distributed to his Beneficiary by the December 31 of the calendar year containing the tenth anniversary of the death of the Member. If the Beneficiary is the Member’s Spouse, (i) distribution may be delayed until the December 31 of the calendar year in which the Member would have attained the age applicable to him or her under subsection (b)(i) through (iv) above, and (ii) if the Spouse dies before receiving the distribution, the distribution shall be made to the Spouse’s Beneficiary within ten years after the Spouse’s death.

DB1/ 64222966.16 64 (d) Notwithstanding any provision of the Plan to the contrary, distributions from the Plan shall be made in accordance with section 401(a)(9) of the Code and the regulations promulgated thereunder, including the minimum distribution incidental benefit requirements. (e) Notwithstanding any other provisions in this section 6.6 or anywhere else in the Plan to the contrary, effective January 1, 2020, the Company will suspend distribution from the Plan required under section 6.5(c), 6.6(b), or 6.6(c) to the extent such distribution would otherwise have to be paid in the 2020 calendar year, provided that a Member or Beneficiary may elect not to have such distributions suspended. Such election shall be made in the manner prescribed by the Committee. In no event shall the Company suspend a distribution from the Plan under section 6.5(c), 6.6(b), or 6.6(c) to the extent such distribution would otherwise have to be paid in any year other than the 2020 calendar year. Effect of Reemployment. In the event a Former Participant is reemployed by the Company or an Affiliate before a distribution has been made to him, his Member’s Account shall continue to be held in the Trust Fund until he again has a Separation from Employment. In-Service Withdrawals. (a) Each Member may, in a manner prescribed by the Committee, request a partial or total cash withdrawal of (i) no more than the total of all amounts credited to the Member’s Tax-Deferred Contributions Account and Roth Elective Deferral Contributions Account, and (ii) his vested Matching Contributions Account, Profit Share Contributions Account, Nonmatching Contributions Account and Employer Contributions Account but only for “severe financial hardship.”

DB1/ 64222966.16 65 (1) For purposes of this section, a distribution shall be on account of “severe financial hardship” if the distribution is on account of: (A) Expenses for (or necessary to obtain) medical care that would be deductible under section 213(d) of the Code (without regard to whether the expenses exceed 7.5% of income), incurred by the Member, the Member’s Spouse, or any dependents of the Member (as defined in section 152 of the Code without regard to section 152(b)(1), (b)(2) and (d)(1)(B) of the Code) that are not covered by insurance; (B) Purchase (excluding mortgage payments) of a principal residence for the Member; (C) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, his or her Spouse, children, or dependents (as defined in section 152 of the Code without regard to section 152 (b)(1), (b)(2) and (d)(1)(B) of the Code); (D) The need to prevent the eviction of the Member from his or her principal residence or foreclosure on the mortgage of the Member’s principal residence; (E) Payments of burial or funeral expenses for the Member’s deceased parent, his or her Spouse, children or dependents (as defined in section 152 of the Code without regard to section 152(d)(1)(B) of the Code); (F) Expenses for the repair of damage to the Member’s principal residence that would qualify for the casualty deduction under section 165 of the Code (determined without regard to section 165(h)(5) of the Code and whether the loss exceeds ten percent (10%) of adjusted gross income);

DB1/ 64222966.16 66 (G) Expenses and losses (including loss of income) incurred by the Member due to a disaster declared by the Federal Emergency Management Agency (FEMA) under the Robert T. Stafford Disaster Relief and Emergency Assistance Act, provided that the Member’s principal residence or principal place of employment at the time of the disaster was located in an area designated by FEMA for individual assistance with respect to the disaster; (H) For any other reason that the Internal Revenue Service determines shall be deemed to constitute a severe financial hardship for these purposes. (2) The following restrictions apply to any Member who receives a hardship distribution: (A) The distribution may not exceed the amount of the financial need necessary to pay the expenses (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution) described in section (1); (B) the Member must have obtained all distributions other than hardship distributions, currently available under all plans maintained by the Employer; and (C) the Member has provided to the Committee a representation in writing (including by using an electronic medium), or in such other form as may be prescribed by the Commissioner of Internal Revenue, that he or she has insufficient cash or other liquid assets reasonably available to satisfy the need, and the Committee does not have actual knowledge contrary to the representation. (b) A Member who has attained age 59½ may request a withdrawal of all or a portion of his vested Member’s Account. A Member may not request more than two withdrawals during any Plan Year, except that such limit shall not apply to withdrawals from a Member’s Prior

DB1/ 64222966.16 67 Scully Deferral Contributions Account, Prior MXD Salary Deferral Contribution Account, Prior MXD Roth Deferral Contribution Account, Prior MXD Discretionary Employer Contribution Account, Frozen Prior MXD Non-Discretionary Matching Contribution Account, or Prior MXD Safe Harbor Matching Contribution Account. Effective December 31, 2022, such limit regarding the number of withdrawals per Plan Year shall no longer apply. (c) A Member may request a withdrawal of all or a portion of the amounts credited to his After-Tax Contributions Account and/or his Rollover Contributions Account, at any time and for any reason. (d) Notwithstanding any provision in the Plan to the contrary, a Member may request a withdrawal of amounts credited to the Member’s Tax-Deferred Contributions Account under this section 6.8(d) if such withdrawal is a “Coronavirus-Related Distribution.” (i) A Coronavirus-Related Distribution is a distribution to an individual: (1) who is diagnosed, or whose spouse or dependent is diagnosed, with SARS-CoV-2 or coronavirus (COVID-19) using a test approved by the Center for Disease Control and Prevention, or (2) who experiences adverse financial consequences as a result of being quarantined, furloughed, laid off or having work hours reduced because of SARS-CoV-2 or COVID-19, being unable to work due to the loss of child care because of SARS-CoV-2 or COVID-19, or as a result of closing or reducing the hours of a business owned or operated by the individual because of SARS-CoV-2 or COVID-19.

DB1/ 64222966.16 68 (ii) A Coronavirus-Related Distribution (when added to any similar distributions from any other retirement plans) may not exceed $100,000. (iii) A Member may take a Coronavirus-Related Distribution under this section 6.8(e) only between January 1, 2020 and December 30, 2020. (iv) A Member who has received a Coronavirus-Related Distribution under this section 6.8(e) may repay such distribution in accordance with section 5.10(e). (e) Notwithstanding any other provisions in this section 6.8 or anywhere else in the Plan to the contrary, effective January 1, 2020, a distribution from the Plan made to a Member or Beneficiary who elects not to suspend the distribution described in section 6.6(e) shall be considered an in-service withdrawal and shall not count as any other withdrawal described in this section 6.8, unless otherwise required under applicable law. A Member or Beneficiary may request that such distribution be paid as a direct rollover, if payment otherwise meets the requirements of Article VII. (f) Notwithstanding any provision in the Plan to the contrary, a Member may request a withdrawal of amounts credited to any of the Member’s vested accounts under this Section 6.8(f) if such withdrawal is a “Qualified Birth or Adoption Distribution.” (i) A Qualified Birth or Adoption Distribution is a distribution to a Member that is made during the one-year period beginning on the date the Member’s child is born or the legal adoption of the Member’s Eligible Adoptee is finalized. (ii) A Qualified Birth or Adoption Distribution (when added to any similar distributions from any other retirement plans maintained by the Employer or an Affiliate) may not exceed $5,000 per Eligible Adoptee.

DB1/ 64222966.16 69 (iii) An “Eligible Adoptee” is an individual, other than the child of a Member’s Spouse, who has not attained age 18, or who is physically or mentally incapable of supporting him or herself. An individual is considered physically or mentally incapable of supporting him or herself if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. (iv) A Member who has received a Qualified Birth or Adoption Distribution under this Section 6.8(f) may repay such distribution in accordance with Section 5.10(f). (v) A Qualified Birth or Adoption Distribution is not subject to the 10% tax under section 72(t) of the Code. (g) Withdrawals pursuant to this section 6.8 will only be permitted as of an Accounting Date, and application (in a manner prescribed by the Committee) for a withdrawal must be made prior to such Accounting Date. Distribution shall occur as soon as practicable thereafter. Withdrawal distributions will be based on the value of the Member’s Account as of the appropriate Accounting Date. (h) Any withdrawals made pursuant to this section 6.8 shall be charged against and reduce, to the extent administratively feasible, each of the Investment Funds in which the Member’s Account is invested on a pro rata basis in accordance with the ratio that the value of the portion of the Member’s Account invested in such Investment Fund bears to the total value of the Member’s Account.

DB1/ 64222966.16 70 Loans. The Committee may, in its discretion, permit up to two loans (in addition to any loans assumed by the Plan from Accenture’s 401(k) plan during 2002), which loans may be outstanding at the same time, to be made to any Member or any Beneficiary of a deceased Member, provided that in order for a Member (or Beneficiary of a deceased Member) to qualify for a second loan, one of the loans must be for the purpose of acquiring or constructing a principal place of residence. Loans under the Plan are subject to the rules set forth in this section 6.9 and to such other rules as the Committee may from time to time adopt; provided, however, that Highly Compensated Employees, officers or shareholders of any Employer shall not be granted preferential loan terms. In the event the Committee makes loans available under the Plan, then each Member or Beneficiary may request a loan from the vested portion of the Member’s Account in which the Member or Beneficiary has an interest, in a manner prescribed by the Committee, and the Trustee may make a cash loan to such Member or Beneficiary, secured by 50% of the amount in such Member’s Account. The Committee shall be empowered, in its discretion, to cease making loans from the Plan at any time. The terms of any loan made pursuant to this section 6.9 shall be determined by the Committee, in its sole discretion, subject to the following conditions: (a) There shall be no period for which the Member or Beneficiary must wait before being eligible for a loan. (b) The term of the loan shall not exceed 60 months and shall not extend beyond the date the Member or Beneficiary receives final distribution of the amount in the Member’s Account. Such 60 month limit shall not apply to any portion of such loan used to acquire or construct a principal place of residence of such Member or Beneficiary or his family, in which case the term of the loan shall not exceed 180 months. To the extent that such loan is unpaid at

DB1/ 64222966.16 71 the time a final distribution of such Member’s Account becomes payable, such unpaid amount shall be deducted from the amount otherwise payable from the Member’s Account. (c) Such loan shall bear a reasonable rate of interest, determined in such manner as the Committee shall prescribe. (d) The amount of such loan (when added to the outstanding balance of all other loans) shall not be less than $1,000 and shall not exceed the lesser of : (i) $50,000 reduced by the excess, if any, of (1) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made over (2) the outstanding balance of loans from the Plan on the date on which such loan is made; or (ii) 50 percent of the vested portion of such Member’s Account at the time of such loan. For purposes of the limitations of paragraphs (i) and (ii) above, loans under any other qualified plan maintained by the Company or an Affiliate shall be aggregated with loans under the Plan as though all such qualified plans are one plan. In no event shall the outstanding balance of such loan exceed 100 percent of the vested portion of such Member’s Account at the time of the loan, or such lower percentage as the Committee in its sole discretion may impose by the adoption of a rule. (e) Such loan shall be evidenced by a promissory note. (f) Payments of principal and interest shall be made by approximately equal payments on a basis that would permit such loans to be amortized over their terms, payable no less frequently than quarterly. Prepayments of principal and interest may be made without penalty.

DB1/ 64222966.16 72 The Committee may require that such loan payments payable by Participants and Inactive Participants be made by payroll deductions. Notwithstanding any provision of the Plan to the contrary, loan payments due anytime beginning April 30, 2020 and ending December 31, 2020, from any individual who has an outstanding loan balance on or after March 27, 2020: (i) who is diagnosed, or whose spouse or dependent is diagnosed, with SARS-CoV-2 or coronavirus (COVID-19) using a test approved by the Center for Disease Control and Prevention, or (ii) who experiences adverse financial consequences as a result of being quarantined, furloughed, laid off or having work hours reduced because of SARS-CoV-2 or COVID-19, being unable to work due to the loss of child care because of SARS-CoV-2 or COVID- 19, or as a result of closing or reducing the hours of a business owned or operated by the individual because of SARS-CoV-2 or COVID-19 shall, upon the election of the individual, be suspended for a period of one year. Subsequent payments will be adjusted to reflect the delay, plus accrued interest. When determining the required loan term under section 6.9(b), the period of the delay is disregarded. (g) If such Member or Beneficiary defaults in the making of any payments on such loan when due and such default continues for 90 days thereafter, or in the event of such Member’s or Beneficiary’s bankruptcy, impending bankruptcy, insolvency or impending insolvency, or at such time as the benefits of the Member or Beneficiary are to be distributed pursuant to Article VI of this Plan, then such loan shall be deemed to be in default, and the Plan Administrator may declare the entire unpaid balance with accrued interest shall become due and payable. The Plan Administrator may pursue collection of the debt by any means generally available to a creditor where a promissory note is in default, or, if the entire amount due is not paid

DB1/ 64222966.16 73 by such Member or Beneficiary within 30 days following the default, the Committee, upon the occurrence of an event that would otherwise cause a distribution as set forth in Article VI of this Plan, may reduce the Member’s remaining Account to repay the unpaid loan balance, including unpaid interest. In no event shall a Member or Beneficiary be permitted to pay the entire amount due later than the end of the calendar quarter following the calendar quarter in which the loan payment was due. No loan shall be granted to a Participant who has incurred a deemed distribution with respect to any prior loan, if such loan (and all accrued interest thereon) has not been repaid (through offset or otherwise) to the Plan. (h) Appropriate disclosure shall be made pursuant to the Truth in Lending Act to the extent applicable. (i) To the extent administratively feasible, the principal amount of the loan shall be charged against and reduce each of the Investment Funds in which such Member’s Account is invested pro rata in accordance with the ratio that the value of the Member’s Account invested in a particular investment Fund bears to the total value of the Member’s Account. (j) The outstanding loan balance shall be considered an investment of the assets of such Member’s Account and amounts of principal and interest received on a loan shall be credited to the Member’s Account. Payments of principal and interest shall be allocated among the Investment Funds in such Member’s Account in the same proportions as Tax-Deferred Contributions by the Member are then being allocated, or, if the Member is not then making Tax-Deferred Contributions, then in the same proportion as the existing Members most recent allocation election to each of the Plan’s Investment Funds. Special Distribution Rules Applicable to Roth Elective Deferral Contributions Accounts, Roth Rollover Contributions Accounts, Unrestricted Roth In-Plan Conversion Accounts, Employee

DB1/ 64222966.16 74 Roth In-Plan Conversion Accounts, and Employer Roth In-Plan Conversion Accounts. In the event amounts from a Member’s Roth Elective Deferral Contributions Account, Roth Rollover Contributions Account, Unrestricted Roth In-Plan Conversion Account, Employee Roth In-Plan Conversion Account, or Employer Roth In-Plan Conversion Account are distributed prior to the Member’s attainment of age 59-1/2, or prior to his Disability or death, and distributed prior to the end of the 5-taxable-year period beginning with the earlier of the first taxable year for which the Member (i) made Roth Elective Deferral Contributions described in section 5.2, (ii) made a designated Roth contribution to the plan from which assets were transferred to the Plan under section 5.10(b), or (iii) transferred non-Roth amounts in his vested accounts to a Roth In-Plan Conversion Account pursuant to section 5.11, appreciation on the amount of the contribution(s) made therein shall be included in the Member’s taxable income. Notwithstanding the foregoing, appreciation with respect to amounts described in Treas. Reg. 1.402(c)-2 A-4 that are distributed (or deemed distributed) are always included in taxable income. Application for Distribution. Each person eligible to receive a distribution under the Plan shall furnish the Committee or its designee with such documents, evidence, data or information in support of his eligibility as the Committee considers necessary or desirable. Method of Distribution. Distribution of the Member’s Interest in the ESOP or the Non-ESOP Ryder System, Inc. Common Stock Fund shall be made either (a) in shares of Company Stock and cash in lieu of a fractional share or (b) in cash, at the election of the Member or Beneficiary. In the event a Member or Beneficiary fails to make an election, the distribution of his interest in the ESOP or the Non-ESOP Ryder System, Inc., Common Stock Fund shall be made in shares of Company Stock and cash in lieu of a fractional share. If cash is to be received from Company Stock, then, the Trustee shall use reasonable efforts to sell such Company Stock and the proceeds

DB1/ 64222966.16 75 from such sale (less all reasonable expenses incurred in such sale) shall be distributed to the Member. Distribution of a Member’s interest in any Investment Fund that is not the ESOP or the Non-ESOP Ryder System, Inc., Common Stock Fund shall be made in cash. Partial Lump Sum Distribution. (a) Notwithstanding any other provisions in this Article VI or anywhere else in the Plan to the contrary, effective January 1, 2020, a distribution from the Plan made to a Member or Beneficiary who elects not to suspend the distribution as described in section 6.6(e) shall be considered a partial lump sum distribution. A Member or Beneficiary may request that such distribution be paid as a direct rollover, if payment otherwise meets the requirements of Article VII. Commencement of ESOP Distributions. For avoidance of doubt, in all circumstances a Member who has a Separation from Employment for reasons other than death, Disability or attainment of Normal Retirement Age shall be offered a distribution from the ESOP no later than the fifth anniversary of the Member’s Separation from Employment, unless the Member is reemployed by the Company prior to the date the distribution is required to begin. If the Member’s Separation from Employment is due to death, Disability or attainment of Normal Retirement Age, the Member or Beneficiary, as applicable, shall be offered a distribution from the ESOP no later than one year following the close of the Plan Year in which such Separation from Employment occurs.

DB1/ 64222966.16 76 ARTICLE VII. DIRECT ROLLOVERS OF ELIGIBLE DISTRIBUTIONS General. (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Article, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover, subject to such limitations and conditions as may be imposed by the Committee consistent with applicable Treasury Regulations. Definitions. (a) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary or for a specified period of ten years or more, (ii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and (iii) any distribution which is made upon hardship of the distributee. For purposes of the direct rollover provisions of this Article VII, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of After-tax Contributions described in section 5.3 which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to an annuity described in section 403(b) of the

DB1/ 64222966.16 77 Code or a qualified retirement plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible, including earnings. A distribution from a Member’s Roth Elective Deferral Contributions Account, Roth Rollover Contributions Account, Unrestricted Roth In-Plan Conversion Account, Employee Roth In-Plan Conversion Account, or Employer Roth In-Plan Conversion Account may be transferred only to an individual retirement account or annuity described in section 408A of the Code (a “Roth IRA”) or to a designated Roth account under another applicable retirement plan as set forth in section 402A(e)(1) of the Code. (b) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, an annuity contract described in section 403(b) of the Code, an eligible deferred compensation plan described in section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state, or a qualified trust described in section 401(a) of the Code, that accepts the distributee’s eligible rollover distribution. An “eligible retirement plan” shall also mean a Roth IRA described in section 408A of the Code, provided the distribution is considered a “qualified rollover contribution” under section 408A(e) of the Code. (c) Distributee. A distributee includes an Employee or former Employee. In addition, (i) the Employee’s or former Employee’s surviving Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, and (ii) the Employee’s or former Employee’s non-Spouse Beneficiary, are distributees with regard to the interest of the Employee or former Employee. However, the preceding sentence

DB1/ 64222966.16 78 applies with respect to a non-Spouse Beneficiary only to the extent that amounts are transferred on behalf of such non-Spouse Beneficiary to an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code which are established for the purpose of receiving the distribution on behalf of such non-Spouse Beneficiary. (d) Direct rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

DB1/ 64222966.16 79 ARTICLE VIII. BENEFICIARY DESIGNATION Beneficiary Designation. Each Member or Beneficiary may designate, upon such forms as shall be provided for that purpose by the Committee or its designee, a Beneficiary or Beneficiaries to receive his interest in the Plan in the event of his death. The designation of a Beneficiary shall not be effective for any purpose unless and until it has been filed by the Member or Beneficiary with the Committee or its designee. If a Member is married, then the Beneficiary of such Member shall be the Spouse of the Member, unless the Spouse consents in writing to the designation by the Member of another person or persons. The Spouse’s written consent must be witnessed by a notary public, and it must acknowledge the effect of the election. The Spouse’s consent shall not be required, however, if the Member establishes to the satisfaction of the Committee or its designee that the consent required by the Spouse may not be obtained because there is no Spouse, the Spouse cannot be located, or because of other circumstances that the Secretary of the Treasury and/or the Secretary of Labor may prescribe by regulation. Any consent by a Spouse (or establishment that such consent may not be obtained) is effective only with respect to that particular Spouse. If the Committee or its designee acts in accordance with the fiduciary standards of ERISA in securing a Spouse’s consent, then the Plan will not be liable for payments to the surviving Spouse under such forms of payment. This discharge from liability shall also apply in the case where it is established to the satisfaction of the Committee or its designee that the Spouse’s consent cannot be obtained. A Member or Beneficiary may, from time to time, on a form provided by and filed with the Committee or its designee, change the beneficiary in the manner heretofore stated, without the consent of the beneficiary. If, however, a Member is married, the Member must get the written consent of the Member’s Spouse to change the beneficiary designation to someone other than such

DB1/ 64222966.16 80 Spouse. The Company, the Committee and its designee, and any Trustee may rely upon the designation last filed in accordance with the terms of this section. In the event that a Member is not married and does not designate a Beneficiary in the manner heretofore stated, or if for any reason such a Member’s Beneficiary designation shall be legally ineffective, or if such Beneficiary shall predecease the Member or die simultaneously with him, then, the Beneficiary or Beneficiaries of the Member shall be the beneficiary or beneficiaries designated by the Member as the beneficiaries of any benefit to which he may be entitled under the Employer’s group life insurance plan (in the proportions designated therein). In the absence of any such designation, or if no beneficiary so designated shall survive the Member, then, for the purposes of this Plan, distribution shall be made to the following preference beneficiaries in the order indicated: (a) to the Member’s Spouse; or (b) in equal shares to the Member’s surviving children; or (c) to the Member’s estate. If a Beneficiary does not designate a Beneficiary for his benefits, or if for any reason the designation shall be legally ineffective, or if no beneficiary shall survive the Beneficiary, distribution shall be made to the following preference beneficiaries of the Beneficiary: (d) if the Beneficiary was not the Member’s Spouse, the Beneficiary’s Spouse; or (e) in equal shares to the Beneficiary’s surviving children; or (f) to the Beneficiary’s estate.

DB1/ 64222966.16 81 The Committee shall decide whether a designation is valid and its conclusion shall be binding on all persons. Notwithstanding the preceding, the Committee shall give full effect to any applicable qualified domestic relations order, as defined in section 414(p) of the Code, even to the extent that giving effect to such qualified domestic relations order defeats or diminishes the interest of any Spouse or other designated Beneficiary.

DB1/ 64222966.16 82 ARTICLE IX. ACCOUNTS AND RECORDS OF THE PLAN Accounting and Records. The accounts and records of the Plan shall be maintained by the Committee or its designee and shall accurately disclose the status of the accounts of each Member or Beneficiary in the Plan. A Member’s Tax-Deferred Contributions, Roth Elective Deferral Contributions, After-Tax Contributions, Matching Contributions, Rollover Contributions, Roth Rollover Contributions, Nonmatching Contributions, Profit Share Contributions, and Employer Contributions together with the net income of the Trust Fund attributable thereto shall be separately identified in his account. However, for purposes of investment, Tax-Deferred Contributions, Roth Elective Deferral Contributions, After-Tax Contributions, Matching Contributions, Roth Rollover Contributions, Rollover Contributions, Nonmatching Contributions, Profit Share Contributions and Employer Contributions may be commingled and invested together as provided hereinafter. The Trust Fund shall consist of the Investment Funds, in each of which Investment Funds each Member who has any interest herein shall have an undivided proportionate interest. Each Member’s undivided proportionate interest in each Investment Fund in the Trust Fund in which he has any interest shall be measured by the proportion that the net balance in his account in that Investment Fund bears to the total net balance of the accounts in that Investment Fund of all Members as of the date that such interest is being determined. Each Member shall be advised from time to time as to the status of his Member’s Account. Investment of Contributions. Each Participant upon becoming a Participant shall elect the portion of the Tax-Deferred Contributions, Roth Elective Deferral Contributions, Matching Contributions, Nonmatching Contributions, After-tax Contributions, Profit Share Contributions, and Employer Contributions in any whole percentage multiples (or in such other proportions as the Committee may from time to time determine), allocable to his Member’s Account that are to be invested in

DB1/ 64222966.16 83 each of the Investment Funds. A Participant may, at such times and in such manner as shall be permitted by the Committee, change such election as to the investment of his future Tax-Deferred Contributions, Roth Elective Deferral Contributions, Matching Contributions, Nonmatching Contributions, After-tax Contributions, Profit Share Contributions, and Employer Contributions. Any such election shall be effective as soon as reasonably practicable following the date on which the election is made. Transfer Among Investment Funds. Each Member may, at such times and in such manner as shall be determined by the Committee and as permitted by the Plan, elect to change the portions, in any whole percentage multiples (or in such other proportions as the Committee may from time to time determine), of the value of his then existing Member’s Account, that are to be invested in each of the Investment Funds. Any such election shall be effective as soon as practicable following the date on which the election is made. Such election, when made, shall be applicable to the entire value of the Member’s Account then existing. Such election shall not affect how the future Tax- Deferred Contributions, Roth Elective Deferral Contributions, Matching Contributions, Nonmatching Contributions, After-tax Contributions, Profit Share Contributions, or Employer Contributions of the Member are invested under section 9.2. For avoidance of doubt, no Profit Share Contributions made on or after August 8, 2024 nor any investment earnings thereon, Employer Contributions nor any investment earnings thereon, Nonmatching Contributions made on or after August 8, 2024 nor any investment earnings thereon, Qualified Nonelective Contributions nor any investment earnings thereon, or Legacy Match for Field Hourly, Driver and Warehouse Employees nor any investment earnings thereon may be transferred to the ESOP.

DB1/ 64222966.16 84 Determination and Allocation of Gains and Losses under the Plan. (a) An income account for each of the Investment Funds shall be maintained, to which there shall be added all income resulting from the investment of that Investment Fund from time to time, including realized gains on the sales of investments of the separate Investment Fund, unrealized gains on the assets of the separate Investment Fund at the fair market value thereof on each Accounting Date, and all other income of the Investment Fund from time to time earned. There shall be deducted from the income account for each separate Investment Fund as incurred, the amount of losses realized on sales of investments of that Investment Fund from time to time as incurred, any unrealized losses on the assets of that Investment Fund at the fair market value thereof on each Accounting Date, and any expenses chargeable to that Investment Fund from time to time as incurred. (b) The balance in the income account of each such separate Investment Fund on each Accounting Date shall be considered to be the net income or loss of that Investment Fund for the Accounting Period ending on that Accounting Date, and it shall be prorated and credited or debited, as the case may be, to the accounts of Members having an interest therein at the end of such Accounting Period in proportion to their respective account balances therein and the same shall be determined at the beginning of such Accounting Period (less any distributions made to them from that Investment Fund during but before the last day of the Accounting Period). (c) After these adjustments have been made, Tax-Deferred Contributions made for such Accounting Period shall be allocated and credited as provided in section 5.1, Roth Elective Deferral Contributions made for such Accounting Period shall be allocated and credited as provided in section 5.2, Matching Contributions, Profit Share Contributions, and Employer Contributions (together with any Forfeitures included therein) shall be allocated and credited as

DB1/ 64222966.16 85 provided in sections 5.4, 5.5, and 5.6, Nonmatching Contributions shall be allocated and credited as provided in section 5.15, and After-tax Contributions shall be allocated and credited as provided in section 5.3. Thereafter accounts shall be adjusted for withdrawals and loans under Article VI for such Accounting Period, and for distributions as of the last day of that Accounting Period, and thereafter accounts shall be adjusted for transfers among Investment Funds for the next Accounting Period as provided in section 9.3 (d) All determinations made by the Trustee with respect to fair market value and the amount of income, gains and losses shall be made in accordance with generally accepted accounting principles with respect to the Plan assets held by the Trustee, and such determinations when so made by the Trustee, and any determinations made by the Committee with respect to the above adjustments, shall, to the extent permitted by ERISA, be conclusive and binding upon all persons having an interest under the Plan. Company Stock. (a) The Trustee shall be entitled to invest more than 10% of the assets of the Trust Fund in Company Stock. (b) Each Member shall be entitled to direct the Trustee as to the manner in which any rights, including but not limited to voting rights, are to be exercised with respect to any Company Stock allocated to such Member’s Account. For this purpose, the Committee shall cause each Member to be notified of each annual or special meeting of the stockholders of the Company, or other occasion on which the Company so notifies its stockholders, not later than the date the stockholders are notified of such meeting. The notification, which may be provided electronically to the extent permitted by law, shall include a copy of any proxy solicitation material and any other information which the Company distributes to stockholders regarding the exercise of voting or

DB1/ 64222966.16 86 other rights, together with a form instructing the Trustee as to how the Member’s rights are to be exercised. The Committee shall cause the tabulation and certification to the Trustee of the instructions received, and the Trustee shall vote or otherwise exercise rights with respect to Company Stock as instructed by the Members. The Trustee shall vote or otherwise exercise rights with respect to Company Stock held in the unallocated account in the same ratio for the election of directors and for and against each issue voted upon at such annual or special meeting of the stockholders as the votes received from Members with respect to allocated shares. Similarly, the Trustee shall also vote or otherwise exercise rights with respect to Company Stock allocated to a Member’s Account for which the Trustee has not received instructions from such Member in the same ratio for the election of directors and for and against each issue voted upon at such annual or special meeting of the stockholders as the votes received from all other Members. (c) Each Member shall have the right, to the extent of the number of shares of Company Stock (or units of interest therein) allocated to the Member, to confidentially direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to shares of Company Stock. The Trustee shall use its best efforts to timely distribute or cause to be distributed to each Member the information which the Company distributes to stockholders in connection with any such tender or exchange offer. Upon timely receipt of such directions, the Trustee shall respond as directed with respect to such shares of Company Stock. If the Trustee shall not receive timely direction from a Member as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange such shares of Company Stock allocated to a Member’s Account for which the Trustee has not received instructions from such Member. The Trustee shall respond as to fractional shares in the same proportions as the shares as to which Member directions have been received.

DB1/ 64222966.16 87 (d) The Committee, in its discretion, shall have the authority to adopt such rules as it may deem necessary and appropriate with regard to the frequency with which a Member may change or liquidate the value of his Member’s Account invested in the Investment Funds, in order to prevent the misuse of Trust Fund assets to the benefit of any particular Member. ESOP. (a) The Trustee shall be entitled to invest up to one hundred percent (100%) of the assets of the ESOP in Company Stock in accordance with the provisions of this Plan and the requirements of applicable law. The Savings Plan Investment Committee shall have no discretion or ability to remove the ESOP portion of the Plan except as the Savings Plan Investment Committee determines to be necessary or appropriate or as required by applicable law. (b) A Member shall be offered an election to receive dividends payable on the Company Stock representing their vested interest in the ESOP in cash. For purposes of this paragraph, the following rules shall apply: (i) A Member shall be provided an election period of at least 30 days before a dividend is paid or distributed in which to make the election. (ii) In the event that there is a change in the Plan terms governing the manner in which the dividends are paid or distributed to Members, a Member shall be provided at least 30 days to make an election under the new Plan terms prior to the date on which the first dividend subject to the new Plan terms is paid or distributed. (iii) If a Member fails to make an election, all cash dividends paid by the Company with respect to shares of Company Stock representing their vested interest in the ESOP

DB1/ 64222966.16 88 and allocated to such Member's Account on the record date for the dividend shall be reinvested in the ESOP. Notwithstanding the foregoing, the Plan shall not distribute any dividend amount under this Section 9.6(b) in the event it is determined that the Company or an Affiliate would not be allowed a deduction under section 404(k) of the Code for the full amount of the cash dividend available for distribution at the election of a Member. Additional Rules Regarding Investments. Members and Beneficiaries may exercise control over the investment of their Member’s Accounts in accordance with section 9.2 and section 9.3 of the Plan and such other uniform and nondiscriminatory administrative rules as the Committee may adopt from time to time. Members and Beneficiaries shall have a reasonable opportunity to give investment instructions (in writing or otherwise, with an opportunity to obtain written confirmation of such instructions) to the Committee, or its designee, who shall be obligated to comply with such instructions, if and to the extent that such instructions do not violate any provisions of this Plan or applicable law. The Plan is intended to constitute a plan described in section 404(c) of ERISA and Title 29 of the Code of Federal Regulations section 2550.404c-1 (the “Regulations”), and fiduciaries of the Plan shall be relieved of liability for any losses which are a direct and necessary result of investment instructions given by any Member or Beneficiary with respect to the investment of his Member’s Accounts. Members and Beneficiaries shall be provided with such information as shall be required to comply with the Regulations. The Committee shall establish procedures to insure that information relating to investments by the Members and Beneficiaries in the Ryder System, Inc. Common Stock Fund and the exercise of voting, tender and similar rights with respect to the Ryder System, Inc., Common Stock Fund by Members and Beneficiaries, is maintained in a manner designed to safeguard the confidentiality of such information, except to

DB1/ 64222966.16 89 the extent necessary to comply with Federal laws or state laws not pre-empted by ERISA. The Committee shall appoint an independent fiduciary to carry out activities relating to any situation that the fiduciary determines may involve a potential for undue employer influence upon Members and Beneficiaries with regard to the direct or indirect exercise of shareholder rights with respect to the Ryder System, Inc., Common Stock Fund. Diversification Requirements for All Contributions Invested in Company Stock. Notwithstanding anything herein to the contrary, the Plan shall at all times be administered to ensure that all Participants, Beneficiaries and alternate payees with an account under the Plan are entitled to diversify any Company Stock (or other “employer securities”) held in such account and reinvest an equivalent amount in no fewer than three other investment options under the Plan in accordance with section 401(a)(35) of the Code and the related Treasury Regulations; provided, however, that the Company or Plan Administrator shall be permitted to impose restrictions and conditions on the divestiture of Company Stock that are either required in order to ensure compliance with applicable securities laws, or that are reasonably designed to ensure compliance with such laws. This section 9.8 is solely intended to incorporate as necessary the provisions of section 401(a)(35) of the Code and related section 1.401(a)(35)-1 of the Treasury Regulations, and shall have no application except as, and to the extent, required by such statute and regulation.

DB1/ 64222966.16 90 ARTICLE X. FINANCING Trust Fund. The Company shall execute one or more Trust Agreements with the Trustee to establish the Trust Fund to provide benefits under the Plan. Any Trust Agreement is designated as, and shall constitute, a part of this Plan and all rights that may accrue to any person under this Plan shall be subject to all the terms and provisions of the Trust Agreement. The Company may from time to time, to accomplish the purposes of the Plan, modify any Trust Agreement. Non-Reversion. An Employer shall not have any right, title or interest in the contributions made to the Trust Fund under the Plan and no part of the Trust Fund shall revert to any Employer, except that if a contribution is made to the Trust Fund by an Employer by a mistake of fact, then such contribution shall be returned to that Employer within one year after the payment of the contribution, and if any part or all of a contribution is disallowed as a deduction under section 404 of the Code, then to the extent a contribution is disallowed as a deduction it shall be returned to that Employer within one year after the disallowance. Payment of Expenses. In addition to the contributions hereunder, the Company may pay the administrative expenses of the Plan, including legal, accounting, and actuarial fees and fees and expenses of the Trustee, but if such fees and expenses are not paid by the Company, they shall be paid out of the Trust Fund. Absence of Guaranty. Each Member (and his Beneficiary) assumes all risk connected with any decrease in the market value of any assets held under the Plan. Neither the Committee nor the Employer in any way guarantees the Trust Fund from loss or depreciation, or the payment of any amount that may be or become due to any person from the Trust Fund. The Trust Fund shall be the sole source of distributions to be made under this Plan.

DB1/ 64222966.16 91 Separate Accounting. In the event that the assets of this Plan are invested with assets of another plan in a single trust, then the assets of the Plan shall not be available to pay the benefits under any other plan and a separate accounting shall be made of the assets of this Plan and any such other plan within the trust.

DB1/ 64222966.16 92 ARTICLE XI. ADMINISTRATION OF THE PLAN The Board of Directors. In accordance with section 11.7, the Board has given certain powers concerning the Plan to the Retirement Committee and Savings Plan Investment Committee, who shall be named fiduciaries under the Plan and Trust Agreement. Either the Retirement Committee or the Savings Plan Investment Committee, but not both, shall appoint any successor Trustee or Trustees to manage the Trust Fund described in section 10.1. Either the Retirement Committee or the Savings Plan Investment Committee, but not both, may remove any Trustee at any time, by delivery of written notice within a reasonable time, and upon such removal or upon the resignation or incapacity of any Trustee, either the Retirement Committee or the Savings Plan Investment Committee, but not both, shall designate a successor Trustee or Trustees, by delivery to the Trust Fund of a written appointment of successor Trustee or Trustees, and an acceptance in writing by the successor Trustee or Trustees. Retirement Committee. (a) The Plan shall be administered by the Retirement Committee. The Board shall appoint a chairperson of the Committee, and may appoint a secretary, who may, but need not, be a member. The Committee shall act by a majority of its membership, and the action of such majority expressed by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Committee. The decision or action of the Committee in respect to all matters within the scope of its authority shall be conclusive and binding on all persons. A member of the Committee may not participate in the decision of any question as to his own rights under the Plan as a Member, nor may he receive any compensation from the Trust Fund for his services under the Plan, if he is receiving full-time pay from the Company, except for reimbursement of expenses properly and actually incurred, and the Company shall pay all reasonable and necessary expenses

DB1/ 64222966.16 93 incurred by the Committee or any member thereof in the administration of the Plan. While serving in such official capacity the Committee shall be fully protected to the extent that it relies upon advice received from legal counsel, actuaries, accountants and auditors, or information received from the Company, any other Employer, or the Trustee. (b) The Committee shall have the general responsibility for the administration of the Plan, and shall have the power to do all acts in connection with said administration, including but not being limited to those which are necessary in connection with the appointment of actuaries, accountants and auditors, and other employees of the Company and any other Employees, to assist it in its functions hereunder, and all acts in connection with the administration of the Plan other than those responsibilities and duties expressly delegated to the Plan Administrator pursuant to section 11.2(d) hereof. The Committee or its designee shall to the extent required by ERISA arrange for or otherwise ensure the bonding of Plan fiduciaries and every person who handles funds or other property of the Plan. The Committee shall have the power to interpret the provisions of the Plan, and make factual determinations with regard to Plan benefits, and shall render such interpretations and determinations when called upon to do so, and the interpretations and determinations of the Committee shall be binding on all persons. The Committee shall direct the Trustee or Trustees as to payment of Plan benefits, and shall comply with provisions of the Code and applicable regulations pertaining to withholding of federal income tax from taxable benefits payable hereunder. (c) The Committee shall have the authority to allocate or delegate from time to time, by instrument in writing filed in its minute books, all or any part of its responsibilities under the Plan to one or more of its members as it may deem advisable, or to such other person or persons as it may deem advisable (and may authorize such member or other person, upon receiving the

DB1/ 64222966.16 94 written consent of the Committee, to delegate such responsibilities to any person or persons that the Committee shall authorize), and in the same manner the Committee shall have the authority to revoke any such allocation or delegation of responsibility. Any action of the member to whom responsibilities are allocated and any action of the delegate, in the exercise of such allocated or delegated responsibilities, shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee. Neither the Employer nor the Committee shall be liable for any acts or omissions of such member or delegate. The member or delegate to whom responsibilities have been allocated shall periodically report to the Committee concerning the discharge of the allocated or delegated responsibilities. (d) Unless otherwise designated by the Committee, the Plan Administrator shall be the Company’s Vice-President of Compensation and Benefits. The Plan Administrator may (but need not) be a member of the Committee, an employee of the Company, or any body corporate authorized to accept such appointment. The Plan Administrator may resign upon 45 days written notice to the Committee (or on such shorter notice acceptable to the Committee) and may be removed by the Committee, in its sole discretion at any time during his term of office. The Committee shall have the power to fill a vacancy created by the resignation, removal, disability, or death of the Plan Administrator. Written notice of the appointment, resignation or removal of the Plan Administrator shall be given by the Committee to the Savings Plan Investment Committee, the Trustee and the Investment Manager. The person designated as Plan Administrator shall indicate his willingness to serve by filing a written consent with the Committee. The Plan Administrator shall be responsible for and shall discharge all duties and obligations imposed on a plan administrator as the term “administrator” is defined in section 3(16)(A) of ERISA. The Plan Administrator shall satisfy the

DB1/ 64222966.16 95 Plan reporting and disclosure requirements in the manner and at the times required by law, including, but not limited to, the preparation and filing of annual reports, accounting and actuarial statements, and other materials with the proper administrative agencies and the preparation, publishing, and furnishing of summary plan descriptions and benefits rights reports to Members in the manner and at the times required by law. Unless otherwise designated by the Committee, the Plan Administrator shall be the agent for the service of legal process upon the Plan. The Plan Administrator may employ counsel and/or consultants to render advice with regard to any responsibility of the Plan Administrator under the Plan and may employ necessary clerical help. The reasonable fees of actuaries, accountants, legal counsel, or other consultants, the expenses of clerical help, and/or other necessary and proper expenses of the Plan Administrator shall be paid by the Company or the Committee may direct that such expenses be paid from the Trust Fund. The Plan Administrator shall report to the Committee at least annually in order that the Committee may review the Plan Administrator’s performance of his duties. The Plan Administrator shall have the authority to allocate or delegate from time to time, by written instrument, all or any part of its responsibilities under the Plan to one or more person or persons as it may deem advisable, and in the same manner the Plan Administrator shall have the authority to revoke any such allocation or delegation of responsibility. Any action of the person or persons to whom responsibilities are allocated and any action of the delegate, in the exercise of such allocated or delegated responsibilities, shall have the same force and effect for all purposes hereunder as if such action had been taken by the Plan Administrator. The delegate to whom responsibilities have been allocated shall periodically report to the Plan Administrator concerning the discharge of the allocated or delegated responsibilities.

DB1/ 64222966.16 96 Savings Plan Investment Committee. (a) The Savings Plan Investment Committee shall be a named fiduciary under the Plan and the Trust Agreement, as defined under ERISA. The Board shall appoint from the members of the Savings Plan Investment Committee a chairperson, and may appoint a secretary, who may, but need not, be a member. The Savings Plan Investment Committee shall act by a majority of its membership, and the action of such majority expressed by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Savings Plan Investment Committee. The decision or action of the Savings Plan Investment Committee in respect to all matters within the scope of its authority shall be conclusive and binding on all persons. A member of the Savings Plan Investment Committee may not participate in the decision of any question as to his own rights under the Plan as a Member, nor may he receive any compensation from the Trust Fund for his services under the Plan, if he is receiving full-time pay from the Company, except for reimbursement of expenses properly and actually incurred, and the Company shall pay all reasonable and necessary expenses incurred by the Savings Plan Investment Committee or any member thereof in the administration of the Plan. While serving in such official capacity the Savings Plan Investment Committee shall be fully protected to the extent that it relies upon advice received from legal counsel, actuaries, accountants and auditors, or information received from the Company, any other Employer, or the Trustee. (b) The Savings Plan Investment Committee shall have the power and responsibility to select, inspect, monitor the performance of, and change the Investment Funds to be made available to Members under the Plan, and to take any actions necessary or appropriate in connection therewith, and shall notify the Trustee and the Committee of its actions with respect thereto. The Savings Plan Investment Committee also shall have the power to appoint or remove

DB1/ 64222966.16 97 an Investment Manager or Investment Managers at any time, should it, in its sole discretion, deem the appointment or removal of such Investment Manager or Investment Managers necessary or advisable for the management of the Trust Fund described in section 10.1, but it shall notify the Trustee or Trustees of such appointment or removal, and shall furnish the Trustee or Trustees with specimen signatures of individuals authorized to act on behalf of the said Investment Manager or Managers. (c) The Savings Plan Investment Committee shall have the power, but not the obligation to direct any Investment Managers and the Trustee in its investment of the funds held in the Trust Fund, including without limitation the power to establish investment objectives and specify types of investments and the proportion of the funds to be so invested, but excluding, however, the power to direct that any particular investment be made, and shall have the power to direct that investment in any particular type of industry be made. The Savings Plan Investment Committee shall have power to make such inspections into the financial operations of the Plan (including without limitation the power to examine the books and records of the Trustee and Investment Manager and to have satisfied such other reasonable requests for information it may make) as it shall deem necessary and appropriate in order to prepare analyses and recommendations and to make determinations with respect to the performance of the Investment Funds, the Trustee and Investment Manager. (d) The Savings Plan Investment Committee shall review the performance of the Investment Funds, the Trustee, the Investment Manager, if any, and the investment of the assets of the Plan at least semi-annually. Such review shall result in the approval by the Savings Plan Investment Committee of a report of the financial condition of the Trust Fund and the performance of the Investment Funds, the Trustee and the Investment Manager, if any. Such report shall be

DB1/ 64222966.16 98 exclusively for the internal use of the Savings Plan Investment Committee in discharging its responsibilities and in exercising its powers under the Plan and the Trust Fund and under ERISA. The Savings Plan Investment Committee shall report at least annually to the Board (or a specially appointed review subcommittee of the Board) to permit the Board to review the performance of the Savings Plan Investment Committee, the Investment Funds, the Trustee or Trustees, and the Investment Manager or Managers, if any. Specifically, the Savings Plan Investment Committee shall deliver to the Board the Trustee’s annual and/or other reports showing the financial condition of the Trust Fund, together with the report by the Savings Plan Investment Committee with respect to the performance of the Investment Funds, the Trustee, and Investment Manager, if any. Such report shall contain such information in the same detail as is ordinarily and customarily contained in other reports to the Board in their management of the financial affairs of the Company. The Board shall consider the recommendation of the Savings Plan Investment Committee with respect to the appointment or removal of any Trustee and with respect to such other matters concerning the performance of the Trustee as the Board shall deem to be within the competence of the Savings Plan Investment Committee. The Board shall be entitled to rely solely on such reports of the Savings Plan Investment Committee, subject to the standard of care and prudence established under ERISA. In cases where the Board has delegated the responsibility of appointing and terminating the Plan’s Investment Managers to the Committee, the Savings Plan Investment Committee shall report directly to the Committee concerning the performance of any such Investment Manager. (e) The Savings Plan Investment Committee shall have the authority to allocate or delegate from time to time, by instrument in writing filed in its minute books, all or any part of its responsibilities under the Plan to one or more of its members as it may deem advisable, or to

DB1/ 64222966.16 99 such other person or persons as it may deem advisable (and may authorize such member or other person, upon receiving the written consent of the Savings Plan Investment Committee, to delegate such responsibilities to any person or persons that the Savings Plan Investment Committee shall authorize); and in the same manner the Savings Plan Investment Committee shall have the authority to revoke any such allocation or delegation of responsibility. Any action of the member to whom responsibilities are allocated and any action of the delegate, in the exercise of such allocated or delegated responsibilities, shall have the same force and effect for all purposes hereunder as if such action had been taken by the Savings Plan Investment Committee. Neither the Employer nor the Savings Plan Investment Committee shall be liable for any acts or omissions of such member or delegate. The member or delegate to whom responsibilities have been allocated shall periodically report to the Savings Plan Investment Committee concerning the discharge of the allocated or delegated responsibilities. Claims Procedure. (a) The provisions of this Section 11.4 apply except to the extent different rules apply under any appendix to the Plan with regard to a disability benefit. (b) Data and Information for Benefits. All persons claiming benefits from the Trust Fund must make application for such benefits in writing, and must furnish to the Committee or its designated agent such documents, evidence, or information as the Committee or its designated agent considers necessary or desirable for the purpose of administering the Plan; and such persons must furnish such information promptly and sign such documents as the Committee or its designated agent may require before any benefits become payable from the Trust Fund. Where a person disputes a benefit after having received payment from the Plan, upon receipt of a written statement from the Plan that he is not entitled to some or all benefits (for example, where

DB1/ 64222966.16 100 an individual separates from employment and the Plan determines that he is not vested), and/or upon receipt of a written statement from the Plan as to the amount of his benefit, such person must file a claim for benefits with the Committee within 60 days after he receives such payment or written statement. (c) Appeals from Denials of Claims. (i) if any claim for benefits under the Plan is wholly or partially denied, the Committee shall give notice of such denial to the claimant, in writing, within a reasonable period of time after receipt of the claim by the Plan (not to exceed 90 days after receipt of the claim; or if special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant and an additional 90 days shall be considered reasonable), written in a manner calculated to be understood by the claimant, setting forth the specific reasons for such denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim, an explanation of why such material or information is necessary, and an explanation of the Plan’s claim review procedure. (ii) The Committee shall also advise the claimant that he or his duly authorized representative may request a review by the Committee of the decision denying the claim by filing with the Committee, within 60 days after such notice has been received by the claimant, a written request for such review, and that he may review pertinent documents, and submit issues and comments in writing within the same 60-day period. (iii) If the claimant files a request for review in accordance with (ii) above, such review shall be made by the Committee within 60 days after receipt of such request for such review, unless special circumstances require an extension of time for processing, in which

DB1/ 64222966.16 101 case the claimant shall be so notified and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. (iv) The claimant shall be given written notice of the decision resulting from such review, written in a manner calculated to be understood by the claimant, which shall include specific reasons for the decision, specific references to the pertinent Plan provisions on which the decision is based, and a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim. (d) Section 503 of ERISA. The Claims Procedure set forth in this section 11.4 shall be administered in accordance with section 503 of ERISA and guidance issued thereunder. Hiring of Expert. The Committee and the Savings Plan Investment Committee each is authorized to employ or retain actuaries, accountants, financial analysts, legal counsel, and other consultants, and to employ clerical help to advise and/or assist the Committee and the Savings Plan Investment Committee in fulfilling their respective responsibilities under the Plan and Trust Agreement or under ERISA. The reasonable fees of such consultants and/or other expenses of the Committee and the Savings Plan Investment Committee may be paid by the Employer, or to the extent not paid by the Employer, shall be paid from the Trust Fund. Indemnity for Liability. The Company shall indemnify each member of the Committee and the Savings Plan Investment Committee, and each director, officer, or employee of the Company, against any and all claims, losses, damages, expenses, including counsel fees, incurred by such person, and any liability, including any amounts paid in settlement with the Committee’s or Savings Plan Investment Committee’s approval, arising from the person’s action or failure to act

DB1/ 64222966.16 102 relating to the administration of the Plan, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such person. Board Resolution. Wherever the Company or the Board is given a power or duty hereunder, the Board may by general resolution or with respect to a specific matter or matters, transfer that power or duty to the Committee or to any committee of the Board, subject to the right of the Board to terminate such transfer at any time. Fiduciary Responsibility. Each fiduciary shall discharge its duties under the Plan and the Trust Agreement solely in the interest of Members in the Plan and their Beneficiaries, and: (a) for the exclusive purpose of providing benefits to Members and their Beneficiaries, and defraying reasonable expenses of administering the Plan; and (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and (c) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA. Each fiduciary shall have only those duties and responsibilities as are specifically given to him or it under the Plan or Trust Agreement or delegated to him or it by another fiduciary. Except as provided by law, no fiduciary shall be responsible for the act or failure to act of any other fiduciary.

DB1/ 64222966.16 103 ARTICLE XII. GENERAL PROVISIONS Acquired Employees. Notwithstanding any provision of this Plan to the contrary, in lieu of or in addition to any provision of this Plan, each person who becomes an Employee due to the acquisition of its employer by an Employer shall be subject to any special provision or provisions determined by the Retirement Committee. Such special provision or provisions shall be set forth in an appendix to the Plan. If there is no such special provision or provisions, the provisions of this Plan as set forth herein shall apply. Indirect Payment of Benefits. If any Member or his Beneficiary is, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving any payment due hereunder, payment may be made to the guardian or other legal representative of such Member or Beneficiary or, if none, to such person or institution who, in the opinion of the Committee, is then maintaining or has custody of such Member or Beneficiary. Such payments shall constitute a full discharge with respect thereto. Notice of Address. Each person entitled to a benefit from the Trust Fund must file with the Employer or its designee, in writing, his post office address and each change of post office address which occurs between the date of his termination of employment with the Employer and the date he ceases to be a Member. Notices. Any notice required or permitted to be given hereunder to a Member or Beneficiary will be properly given if delivered or mailed, postage prepaid, to the Member or Beneficiary at his last post office address as shown on the Employer’s records. Any notice to the Committee or the Employer shall be properly given or filed upon receipt by the Committee or the Employer, as the case may be, at such address as may be specified from time to time by the Committee.

DB1/ 64222966.16 104 Electronic Transactions. Notwithstanding anything in the Plan to the contrary, any form, record, procedure, or process prescribed and/or approved by the Committee with respect to certain Plan- related activities may be conducted through the use of electronic mail, telephone or voice-activated systems, computers or other “paperless” means unless a written document is otherwise required by applicable law. Waiver of Notice. Any notice required hereunder may be waived by the person entitled thereto. Unclaimed Payments. If a Member or his Beneficiary fails to apprise the Committee of changes in the address of the Member or Beneficiary, and, after taking reasonable steps to locate the Member or Beneficiary, the Committee is unable to find him or her at the address last recorded by the Committee within five years after any benefit becomes due and payable from the Plan to the Member or Beneficiary, the Committee may mail a notice by registered mail to the last known address of such person outlining the following action to be taken unless such person makes written reply to the Committee within 60 days from the mailing of such notice. The Committee may direct that such benefit and all further benefits with respect to such person shall be discontinued and all liability for the payment thereof shall terminate and that such benefit shall be treated as a Forfeiture in the fifth year after a benefit becomes due and payable, at the conclusion of that Plan Year, provided, however, that in the event of the subsequent reappearance of the Member or Beneficiary prior to termination of the Plan, the benefits which were due and payable and which such person did not receive shall be contributed to the Plan by the Employer and paid to the Member or Beneficiary in a single sum. Employer-Employee Relationship. The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee or

DB1/ 64222966.16 105 otherwise act with relation to him. Each Employer may take any action (including discharge) with respect to any Employee or other person and may treat him without regard to the effect which such action or treatment might have upon him as a Member of this Plan. Receipt and Release. Subject to the provisions of ERISA and to the extent permitted by ERISA, any final payment or distribution to any Member, his Beneficiary or his legal representative in accordance with this Plan shall be in full satisfaction of all claims against the Trust Fund, the Trustee, Committee, the Savings Plan Investment Committee, and the Employer. The Trustee, the Employer, the Committee, the Savings Plan Investment Committee, or any combination of them may require a Member, his Beneficiary or his legal representative to execute a receipt and release of all claims under this Plan upon a final payment or distribution or a receipt to the extent of any partial payment or distribution, and the form of any such receipt and release shall be determined by the Trustee, the Company, the Committee, the Savings Plan Investment Committee, or any combination of them. Non-Discriminatory Action. Any discretionary acts to be taken under the provisions of this Plan by the Company, an Employer, or by the Committee, or the Savings Plan Investment Committee with respect to classification of Employees, contributions or benefits shall be uniform in their nature and applicable to all those persons similarly situated, and no discretionary act shall be taken which shall be discriminatory under the provisions of section 401(a) of the Code or under ERISA. Non-Alienation of Benefits. (a) Assignment and Levy. Except as otherwise provided in section 6.9 and this section 12.11, no benefit under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, levy upon or charge the same shall be void; nor

DB1/ 64222966.16 106 shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit. The creation, assignment or recognition of a right to any benefit payable with respect to a participant pursuant to a qualified domestic relations order, as defined in section 414(p) of the Code, shall not be treated as assignment or alienation prohibited by ERISA as set forth in this section 12.11. The Plan shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders in accordance with section 414(p) of the Code and any regulations which may be prescribed by the Secretary of the Treasury or the Secretary of Labor. This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Member is eligible to receive a distribution under the Plan, if and to the extent specified or permitted in the qualified domestic relations order. A distribution shall not be made without the consent of the alternate payee prior to the Member’s attaining his earliest retirement age (as defined in section 414(p) of the Code), if the qualified domestic relations order requires such consent. If an alternate payee’s vested benefits under the Plan are not immediately distributed to the alternate payee, then a separate account shall be established in the name of the alternate payee under the Plan and said alternate payee shall have the same rights with respect to such account as if he were a Beneficiary of a Member. (b) Alternate Application. If any Member or Beneficiary under this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under this Plan, except as specifically provided herein, or if any benefit shall be levied upon, garnished or attached, then the Committee may hold or apply the same or any part thereof to or for the benefit of such Member or Beneficiary, his Spouse, children or other

DB1/ 64222966.16 107 dependents, or any of them, in such manner and in such proportion as the Committee may deem proper or as a court shall direct. Compensation Data from Employer. Each Employer shall furnish to the Committee, on request, information showing the Compensation of its Eligible Employees who are Members and any other information necessary for proper administration of this Plan. Effect of Mistake. In the event of any mistake or misstatement with respect to the age, eligibility, service, Compensation or participation of a Member or Beneficiary, or the amount of distribution made or to be made to a Member or Beneficiary, the Committee shall, to the extent it deems appropriate, cause to be allocated from future Employer contributions, or cause to be withheld or accelerated, or otherwise adjust, such amounts as will in its judgment accord to such Member or Beneficiary the credits to the Member’s Account or the distribution to which he is entitled under the Plan. Severability. In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if said illegal or invalid provision has never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan. Action by Company. Any action required or permitted to be taken hereunder by the Company or the Board shall be taken by the Board, or by the Compensation Committee of the Board, or by any person or persons authorized by the Board. Trust Agreement and Exhibits. The Trust Agreement and any exhibits attached hereto are hereby made a part of this Plan and incorporated herein by reference.

DB1/ 64222966.16 108 Counterparts. This Plan has been established by the Company in accordance with the resolutions adopted by the Board, and may be executed in any number of counterparts, each of which shall be considered as the original and no requirements to produce another counterpart shall exist. Leasing Organization Benefits. Any and all contributions and/or benefits provided by a leasing organization which are attributable to services performed for the Employer or Affiliate shall be treated as provided by the Employer for purposes of satisfying any and all of the pension requirements of the Employer’s Plan as defined in section 414(n)(3) of the Code. Special Rules for Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to any qualified military service, as defined under USERRA, will be provided in accordance with such act and the regulations thereunder. Loan repayments will be suspended under this Plan as permitted under section 414(u)(4) of the Code. Voice Response System. Neither the Company, the Board, the Committee, the Savings Plan Investment Committee, nor any of their designees shall have any liability or other obligation as a result of any errors, technical difficulties or delays in connection with the effectuation of any transactions by Members pursuant to the voice response system used by the Plan. Duties and Responsibilities of Members and Others. It shall be the duty of each Member, Beneficiary, and alternate payee to: (a) Promptly provide such information as may reasonably be required by the Committee; (b) Notify the Committee of all changes in address and marital status, spousal identity, and of all other changes that might affect the rights of such person under the Plan;

DB1/ 64222966.16 109 (c) Give the Committee generally one hundred and eighty days (180) advance notice with respect to benefit commencement; (d) notify the Committee that a person previously identified as a "missing Spouse" has been located if it was previously established that such Spouse was missing, for any purpose under the Plan; (e) return to the Plan any amounts received in error; and (f) in connection with information received from the Committee or any fiduciary or service provider with respect to the Plan, verify such information and call to the attention of the Committee within sixty (60) days after the receipt thereof any inaccuracies, errors or discrepancies therein.

DB1/ 64222966.16 110 ARTICLE XIII. AMENDMENT AND TERMINATION Company’s Right to Modify, Amend, and Terminate. (a) The Company reserves the right at any time and from time to time by action of the Board, the Compensation Committee, or the Retirement Committee of the Board, and without the consent of any other Employer, to modify or amend, in whole or in part, any or all of the provisions of this Plan, or to terminate the Plan, in whole or in part, subject to ERISA. (b) Anything hereinbefore to the contrary notwithstanding, the Retirement Committee or the Compensation Committee of the Board, in its sole discretion, may make any modifications or amendments, additions or deletions in this Plan, as to benefits or otherwise, retroactively if necessary or appropriate, which it deems appropriate in order to qualify this Plan and to keep it qualified under ERISA and section 401(a) of the Code as it now exists or may from time to time be amended, and to have the Trust Fund declared exempt and keep it exempt from taxation under section 501(a) of the Code as it now exists or may from time to time be amended. (c) Anything hereinbefore to the contrary notwithstanding, the Retirement Committee may make any modifications or amendments in order to provide special benefits or features it deems appropriate for Employees whose employer has been acquired by an Employer as defined in section 2.1(x). (d) Except to the extent necessary to comply with applicable laws and regulations, no such amendment shall operate either directly or indirectly to deprive any Member or Beneficiary of his nonforfeitable beneficial interest as it is constituted at the time of amendment. Provision Against Diversion. No part of the assets of the Trust Fund shall, by reason of any modification or amendment or otherwise, be used for, or diverted to, purposes other than for the

DB1/ 64222966.16 111 exclusive benefit of Members or their Beneficiaries under this Plan and administrative expenses to this Plan prior to the satisfaction of all liabilities to such Members and their Beneficiaries for distributions hereunder and such expenses, except as provided in section 10.2. Termination of the Plan. Upon termination of the Plan in whole or in part, or upon complete discontinuance of contributions to the Plan, the value of the proportionate interest in the Trust Fund of each affected Member shall be determined as of the date of such termination or discontinuance. The accounts of such affected Members shall be 100 percent vested and nonforfeitable, and thereafter distribution shall be made to such Members as provided in Article VI. Separate Administration. The Company, from time to time, may provide for the segregation of Trust Fund assets allocable to any group of members, and may provide for the administration and investment of such assets under a substantially similar plan (which plan meets the requirements of section 401(a) of the Code, or any comparable section or sections of any future legislation which amend, supplement or supersede such section), and a trust agreement forming a part thereof. No such segregation or transfer under a comparable plan shall constitute a termination or partial termination of this Plan or a complete discontinuance of Employer contributions hereunder with respect to the Members affected thereby. Effect of Bankruptcy and Other Contingencies Affecting the Employer. In the event an Employer is dissolved or liquidated or shall by appropriate legal proceedings be adjudged bankrupt, or in the event judicial proceedings of any kind result in the involuntary dissolution of an Employer, or in the event of the merger, consolidation or reorganization of an Employer, or the sale by it of all or substantially all of its assets, the Plan shall not terminate if there is delivered to such Employer by any successor to such Employer, or if and only to the extent permitted by the Board, by the

DB1/ 64222966.16 112 purchaser of all or substantially all of its assets, a written instrument requesting that it be substituted for the Employer and agreeing to perform all the provisions hereof which such Employer is required to perform. Upon receipt of said instrument, the successor or the purchaser shall be substituted for such Employer herein, and such Employer shall be relieved and released from any obligation of any kind, character or description herein, or in any Trust Agreement imposed upon it. Merger or Consolidation or Transfer. (a) Neither the merger of any Employer with any other company nor the merger of this Plan with any other retirement plan shall in and of itself result in the termination of this Plan or be deemed a termination of employment as respects any Employee. (b) In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to or from, any other plan, each Member in the Plan would (if the Plan then is terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated). (c) At a Member’s request and pursuant to uniform rules prescribed by the Committee, or in the event the Member ceases to be an Eligible Employee, the Committee may instruct the Trustee to transfer the balance in the Member’s Account to another qualified plan described in section 401(a) of the Code in which the Member is participating at the time of such transfer.

DB1/ 64222966.16 113 ARTICLE XIV. PARTICIPATION IN THE PLAN BY ADDITIONAL EMPLOYERS Participation by Affiliates. (a) The Board may from time to time extend the Plan to Employees of one or more Affiliates by resolutions designating one or more groups of Employees of such Affiliate or Affiliates as Eligible Employees. Any Affiliate so designated by the Board may then elect to become a party to the Plan by adopting the Plan for the benefit of such group or groups of its Eligible Employees, effective as of the Eligibility Date specified in such adoption, by filing with the Company a certified copy of a resolution of its board of directors, or other written instrument, to that effect and such other instruments as the Company may require. The Affiliate also may adopt such modifications to the Plan, to be applicable only to such Affiliate’s employees, as shall be approved by the Company in writing. (b) Beginning with the Plan Year in which such Affiliate becomes covered by the Plan, and so long as the Plan shall remain in effect as to such Employer, such Employer shall be bound by the terms and conditions of the Plan, and contributions shall thereupon be made by or for such Employer in accordance with the Plan. Termination by an Employer. (a) Any Employer may terminate its participation in the Plan at any time by giving the Committee written notice of such termination. The Board may terminate any Employer’s participation in the Plan, as of any termination date specified by the Board, for any reason and shall terminate an Employer’s participation upon complete and final discontinuance of the contributions.

DB1/ 64222966.16 114 (b) Upon termination of the Plan as to any Employer, such Employer shall not make any further contributions under the Plan and no amount shall thereafter be payable under the Plan to or in respect of any Members then employed by such Employer except as provided in this section 14.2. To the maximum extent permitted by ERISA, any rights of the Members and their Beneficiaries under the Plan shall be unaffected by such termination and any transfers, distributions or other dispositions of the assets of the Plan as provided in this section 14.2 shall constitute a complete discharge of all liabilities under the Plan with respect to Employer’s participation in the Plan and any Member then employed by such Employer. (c) The interest of each Member who is an Employee of the terminating Employer as of the termination date in the amount, if any, credited to his Member’s Account, shall be nonforfeitable as of the termination date, and the full current value of such amount shall be paid from the Trust Fund in the manner described in Article VI or transferred to a successor employee benefit plan of the terminating Employer which is qualified under section 401(a) of the Code; provided, however, that in the event of any transfer of assets to a successor employee benefit plan the provisions of section 13.6 will apply. (d) All determinations, approvals and notifications referred to above shall be in form and substance and from a source satisfactory to counsel for the Plan. To the maximum extent pertained by ERISA, the termination of the Plan as to any Employer shall not in any way affect any other Employer’s participation in the Plan.

DB1/ 64222966.16 115 ARTICLE XV. TOP-HEAVY PLAN PROVISIONS Definitions. Whenever used in this Article XV, the following words and phrases shall have the respective meanings stated below unless a different meaning is plainly required by the context, and when the defined meaning is intended, the term is capitalized. (a) “Aggregation Group” means (i) all plans of the Employer and any Affiliate in which one or more Key Employees are participants, and all other plans maintained by the Employer or any Affiliate that enable any plan in which a Key Employee is a participant to comply with the coverage and nondiscrimination requirements of sections 401(a)(4) and 410 of the Code, and (ii) all plans that the Employer designates as part thereof, provided the resulting Aggregation Group meets the coverage and non-discrimination requirements of sections 401(a) (4) and 410 of the Code. (b) “Determination Date” means for any plan year, the last day of the preceding plan year, or, in the case of the first plan year of a plan, the last day of that plan year. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. (c) “Key Employee” For the purposes of determining whether the Plan is a top- heavy plan under section 416(g) of the Code and whether the Plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years, “Key Employee” shall mean any Employee or former Employee (including a deceased Employee) of an Affiliate who at any time during the Plan Year that includes the Determination Date was:

DB1/ 64222966.16 116 (i) an officer of the Employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(l) of the Code for Plan Years beginning after December 31, 2002); (ii) a 5% owner; or (iii) a 1% owner having annual compensation from an Affiliate in excess of $150,000. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder. (d) “Non-Key Employee” means any Employee who is not a Key Employee. (e) “Severance from Employment” means the date as of which the Employee ceases to be an employee of the Employer maintaining the Plan. An Employee does not have a Severance from Employment if, in connection with a change of employment, the Employee’s new employer maintains the Plan with respect to the Employee. (f) “Top Heavy Plan Year” means any Plan Year in which the Plan is a Top Heavy Plan as determined under section 15.2. Determination of Top Heavy Status. (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, the sum of (i) the present value of the accrued benefits of Key Employees under any defined benefit pension plan in an Aggregation Group that includes this Plan, and

DB1/ 64222966.16 117 (ii) the account balances of Key Employees under this Plan and any other plan in an Aggregation Group that includes this Plan, exceeds sixty percent (60%) of the sum of the present value of accrued benefits and account balances of all Members under this Plan and all participants under any other plans in an Aggregation Group that includes this Plan. (b) For purposes of paragraph (a) of this section 15.2: (i) if any participant is a Non-Key Employee for any Plan Year, but such participant was a Key Employee for any prior Plan Year, the present value of such participant’s accrued benefits and/or account balances shall not be taken into account; (ii) distributions (including in-service distributions) made within the Plan Year that includes the Determination Date and, for any distributions made for reasons other than Severance from Employment, death or disability, made within the four (4) preceding Plan Years, and contributions due as of the Determination Date, shall be included in the value of the Participant's accrued benefit or account balance, as the case may be; (iii) all distributions under a terminated plan which, if it had not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code; (iv) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this section 15.2. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant’s aggregate account balance;

DB1/ 64222966.16 118 (v) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this section 15.2. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant’s aggregate account balance. For purposes of this paragraph, the Employer and all Affiliates shall be considered the same employer; (vi) if any person has not received any compensation from any Employer (other than benefits under the Plan) at any time during the 1-year period ending on the Determination Date, then the present value of such participant’s accrued benefits and/or account balances shall not be taken into account; and (c) Notwithstanding anything herein to the contrary, the Plan shall not be considered a Top-Heavy Plan for any Plan Year during which contributions to this Plan satisfy the requirements of section 401(k)(12) of the Code. Special Rules for Top Heavy Plans. Notwithstanding any other provision of this Plan to the contrary, the following rules shall apply for any Top-Heavy Plan Year. (a) Minimum Contribution. (i) Subject to paragraph (iii) below, the sum of the Matching Contributions, Profit Share Contributions, Nonmatching Contributions, Employer Contributions, and Forfeitures allocated for the Plan Year to the accounts under this Plan of each Eligible Employee who has satisfied the eligibility requirements of section 4.1 and who is a Non-Key Employee shall be equal to the lesser of (1) 3% of the Compensation paid to such Non-Key

DB1/ 64222966.16 119 Employee for the Plan Year, and (2) the largest percentage that the sum of the Tax-Deferred Contributions (excluding catch-up contributions made for the current Plan Year), Matching Contributions, Profit Share Contributions, Nonmatching Contributions, Employer Contributions, and Forfeitures allocated for such Plan Year to the account under this Plan of any Key Employee bears to the Compensation paid to such Key Employee for the Plan Year. However, this minimum contribution shall only be required if and to the extent the minimum contribution or benefit requirements are not satisfied in other plans included in the Aggregation Group. Notwithstanding anything in this paragraph to the contrary, the Minimum Contribution shall be no less than what it would be if computed on the basis of compensation as defined in section 415(c)(3) of the Code. To the extent a non-Key Employee is covered under a defined benefit plan maintained by the Employer, which provides that the minimum allocation or benefit provisions of section 416 of the Code will be satisfied in this plan, the Minimum Contribution under subsection (1) above shall be no less than 5% of the Compensation paid to such Non-Key Employee for the Plan Year. (ii) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Matching Contribution Accounts, Profit Share Contributions, Nonmatching Contributions, and Employer Contributions of all Non-Key Employees who are eligible to participate in the Plan during such Plan Year and who are employed by an Employer on the last day of the Plan Year, whether or not such Non-Key Employees have made any Tax- Deferred Contributions for the Plan Year. (iii) For purposes of determining whether the minimum contribution requirements of this section 15.3 have been met, all defined contribution plans required to be included in an Aggregation Group pursuant to section 15.1(a)(i) shall be treated as a single plan. Notwithstanding anything hereunder to the contrary, in any Plan Year in which a Non-Key

DB1/ 64222966.16 120 Employee is eligible for participation this Plan and also is a participant in one or more other defined contribution plans in an Aggregation Group described in section 15.1(a)(i) in which this Plan is included, the minimum benefits provided under subparagraph (i) shall be reduced by the contributions and forfeitures allocated to the account of the Non-Key Employee in the plan year under such other plan or plans. Further, notwithstanding anything herein to the contrary, in any Plan Year in which a Non-Key Employee is eligible to participate in this Plan and also is a participant in one or more defined benefit pension plans in an Aggregation Group in which this Plan is included, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. Therefore, if such a Non-Key Employee is participating in a defined benefit plan in the Aggregation Group and the minimum benefits under section 416(c)(1) of the Code are accruing to the Non-Key Employee under such plan, the minimum allocation provided for under subparagraph (i) shall not be applicable, and no minimum contribution shall be made for the benefit of such Non-Key Employee under this Plan. Alternatively, the Employer may satisfy the minimum benefit requirement of section 416(c) of the Code for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treas. Reg. section 1.416-1(M-12). (b) Minimum Vesting. (i) For any Top-Heavy Plan Year, a Non-Key Employee’s Matching Contributions, Profit Share Contributions, Nonmatching Contributions, and Employer Contributions shall vest in accordance with the following schedule, unless such contributions are otherwise subject to a more generous vesting schedule under the Plan:

DB1/ 64222966.16 121 Years of Service The Nonforfeitable Percentage is: Less than 1 0% 1 20% 2 40% 3 60% 4 80% 5 100%

DB1/ 64222966.16 122 IN WITNESS WHEREOF, RYDER SYSTEM, INC., has caused this instrument to be signed and its corporate seal to be hereunto affixed by its duly authorized officers on this ____________ day of ___________________ 2026. RYDER SYSTEM, INC. By:_________________________________ Name: Title: Attest by:

DB1/ 64222966.16 PARTICIPATING EMPLOYERS RYDER SYSTEM, INC. 401(k) SAVINGS PLAN Corporate Name Ryder International Inc. Ryder Integrated Logistics, Inc. Ryder Truck Rental, Inc. Spring Hill Integrated Logistics Management, Inc. Ryder Services Corporation FleetProducts.com, Inc. MXD Group, Inc. Midwest Warehouse & Distribution System, LLC (effective January 1, 2023) Logistics Resources, LLC (effective January 1, 2023) Port Logistics Group, Inc. DBA Whiplash (effective October 1, 2022) DSJ Acquisition, LLC (effective October 1, 2022) Transport Express, LLC (effective October 1, 2022) TPE Acquisition, LLC (effective October 1, 2022) Gateway Commerce Logistics, LLC (effective October 1, 2022) .com Distribution Corp. (effective January 1, 2024) Cardinal Holdco, LLC (effective July 1, 2024) Birchstone Management, LLC (effective July 1, 2024) Cardinal Logistics Management Corporation (effective July 1, 2024)

124 APPENDIX A EMPLOYEES OF TOTAL LOGISTIC CONTROL Employees of Total Logistic Control will be subject to the terms of the Plan, except as provided below. To the extent the terms of the Plan conflict with this Appendix A, the terms of Appendix A will govern. Definitions “Acquired TLC Hourly Employees” means Field Hourly, Driver and Warehouse Employees of Total Logistic Control who are employed by Total Logistic Control on December 31, 2010. “Acquired TLC Salaried Employees” means salaried employees of Total Logistic Control who are employed by Total Logistic Control as of December 31, 2010 and who are not TLC Hourly Employees. “Non-Acquired TLC Hourly Employees” means Field Hourly, Driver and Warehouse Employees of Total Logistic Control hired on or after January 1, 2011. “Non-Acquired TLC Salaried Employees” means salaried employees of Total Logistic Control who are hired on or after January 1, 2011 and who are not TLC Hourly Employees. Eligibility for Company Contributions Non-Acquired TLC Employees. Each person who is a Non-Acquired TLC Hourly Employee or Non-Acquired TLC Salaried Employee who is or who becomes an Eligible Employee shall be eligible to receive Matching Contributions and Employer Contributions described below as of the date described in section 4.2(c) of the Plan. Acquired TLC Employees. Each person who is an Acquired TLC Hourly Employee or Acquired TLC Salaried Employee shall be eligible to receive Matching Contributions as described below as of the date described in section 4.2(c) of the Plan; provided, however, they will be deemed to have completed one year of Eligibility Service (as defined in section 4.5 of the Plan) as of January 1, 2011. Matching Contributions Non-Acquired TLC Hourly Employees. Non-Acquired TLC Hourly Employees shall receive the Matching Contributions provided pursuant to section 5.4(b) of the Plan. Acquired TLC Hourly Employees. As soon as practicable following the end of each pay cycle, the Employer shall contribute to the Trust Fund on behalf of Participants who are Acquired TLC Hourly Employees and are eligible to receive Matching Contributions for such pay cycle pursuant to section 4.2 of the Plan, an amount equal to (i) 100% of the first 4% of each Participant’s Tax- Deferred Contributions during the pay cycle, and (ii) 50% of the next 2% of each Participant’s Tax-Deferred Contributions during the pay cycle.

125 TLC Salaried Employees. Acquired TLC Salaried Employees and Non-Acquired TLC Salaried Employees shall receive Matching Contributions provided pursuant to section 5.4(a) of the Plan. Employer Contributions Non-Acquired TLC Hourly Employees. Non-Acquired TLC Hourly Employees shall receive the Employer Contributions provided pursuant to section 5.6(b) of the Plan. Acquired TLC Hourly Employees. Acquired TLC Hourly Employees shall not receive the Employer Contributions provided pursuant to section 5.6(b) of the Plan. TLC Salaried Employees. Acquired TLC Salaried Employees and Non-Acquired TLC Salaried Employees shall receive Employer Contributions provided pursuant to section 5.6(a) of the Plan. Profit Sharing Contributions TLC Hourly Employees. Acquired TLC Hourly Employees and Non-Acquired TLC Hourly Employees shall not be eligible for Profit sharing Contributions pursuant to section 5.5 of the Plan. TLC Salaried Employees. Acquired TLC Salaried Employees and Non-Acquired TLC Salaried Employees shall be eligible to receive Profit Sharing Contributions provided pursuant to section 5.5 of the Plan. Vesting The vesting provisions generally applicable pursuant to Article VI of the Plan shall apply to Total Logistic Control provided, however, that Acquired TLC Hourly Employees and Acquired TLC Salaried Employees shall be fully vested in their entire Member’s Account.

126 APPENDIX B EMPLOYEES OF RYDER TRUCK RENTAL, INC. AND CERTAIN EMPLOYEES OF RYDER INTEGRATED LOGISTICS, INC. All employees who became employed by Ryder Truck Rental, Inc. (“RTR”) as part of its acquisition of the stock of the Scully Companies, Inc. on January 29, 2011 (the “Stock Acquisition”) (the “STS/FMS Employees”) will be subject to the terms of the Plan effective January 29, 2011, except as provided below. All employees who became employed by Ryder Integrated Logistics of California, LLC (“RIL California”) (which was merged with and into its parent, Ryder Integrated Logistics, Inc. (“RIL”) effective as of July 1, 2011, the “Merger”), as part of its acquisition of certain assets of Scully Distribution Services (“SDS”) on January 29, 2011 (the “Asset Acquisition”) and any employees who became employed by RIL California after the Asset Acquisition but prior to the Merger (collectively, the “SDS/DCC Employees”) will be subject to the terms of the Plan effective July 1, 2011, except as provided below. The term “SDS/DCC Employees” shall also include employees hired by RIL after June 30, 2011 and who work on the customer accounts listed on Exhibit 1 hereto. To the extent the terms of the Plan conflict with this Appendix B, the terms of this Appendix B shall govern Definitions “STS/FMS Employees” has the meaning set forth in the preamble above. “SDS/DCC Employees” has the meaning set forth in the preamble above. Service STS/FMS Employees. STS/FMS Employees shall be credited with all service as employees of STS as of January 29, 2011 for all purposes under the Plan. Service with STS shall be determined by STS’s payroll records as provided by STS. SDS/DCC Employees. SDS/DCC Employees shall be credited with all service as employees of SDS as of January 29, 2011 and all service as employees of RIL California as of June 30, 2011 for all purposes under the Plan, in both cases, only if applicable. Service with SDS shall be determined by SDS’s payroll records as provided by SDS. Matching Contributions SDS/DCC Employees. As soon as practicable following the end of each pay cycle, the Employer shall contribute to the Trust Fund on behalf of SDS/DCC Employees and who are eligible to receive Matching Contributions for such pay cycle pursuant to section 4.2 of the Plan, an amount equal to 30% of the Participant’s Tax-Deferred Contributions during the pay cycle that do not exceed the first 5% of the Participant’s Compensation for such pay cycle. Effective January 1, 2016, Matching Contributions under this Appendix B shall equal 50% of the Participant’s Tax-Deferred Contributions during a pay cycle that do not exceed the first 6% of the Participant’s Compensation for such pay cycle.

127 EXHIBIT 1 Team 86 Customers (including Driver Pools) D1600 J SHAW - BEST FOODS D1601 J SHAW - BIG 5 D1602 J SHAW - CHASE BRASS D1603 J SHAW - DOMTAR D1604 J SHAW - ED DON D1605 J SHAW - EXCEL D1606 J SHAW - FRANKLIN D1607 J SHAW - FRESH-EASY D1608 J SHAW - HOME DEPOT D1609 J SHAW - LA TIMES D1610 J SHAW - SMURFIT D1611 J SHAW - SO CAL POOL D1612 J SHAW - STAPLES D1613 J SHAW - TARGET D1614 J SHAW - TENSION ENVELOPE D1615 J SHAW - THARCO D1616 B SHAW - C-S D1617 B SHAW - NO CAL POOL D1618 B SHAW - RALPHS D1619 B SHAW - FRANKLIN D1620 B SHAW - THARCO D1627 - VALLARTA COMPANY

128 APPENDIX C CERTAIN EMPLOYEES OF RYDER SYSTEM, INC.’s DEDICATED CONTRACT CARRIAGE DIVISION All Affected DCC Employees will be subject to the terms of the Plan, except as provided in this Appendix C. Affected DCC Employees no longer servicing an Applicable Customer Account shall no longer be subject to this Appendix C. To the extent the terms of the Plan conflict with this Appendix C, the terms of this Appendix C shall govern. Definitions “Affected DCC Employees” shall mean any Field Hourly, Driver and Warehouse Employees (as that term is defined in the Plan) who are hired into the Company’s Dedicated Contract Carriage (“DCC”) division on or after April 1, 2012 and who are employed to service a new customer account for a customer with a primary account location located in (i) Arizona, (ii) California, (iii) Washington, (iv) Oregon, (v) Utah, (vi) Idaho, or (vii) Nevada (collectively, “Applicable Customer Accounts”). The term “Affected DCC Employees” shall also include Field Hourly, Driver and Warehouse Employees who have been employed by the Company prior to April 1, 2012 and who have been transferred, on or after April 1, 2012, to service an Applicable Customer Account. Matching Contributions Affected DCC Employees. As soon as practicable following the end of each pay cycle, the Employer shall contribute to the Trust Fund on behalf of the Affected DCC Employees and who are eligible to receive Matching Contributions for such pay cycle pursuant to section 4.2 of the Plan, an amount equal to 30% of the Participant’s Tax-Deferred Contributions during the pay cycle that do not exceed the first 5% of the Participant’s Compensation for such pay cycle. For the avoidance of doubt, the Matching Contributions described in this Appendix C shall be in lieu of the Matching Contributions otherwise provided for in the Plan. Effective January 1, 2016, Matching Contributions under this Appendix C shall equal 50% of the Participant’s Tax-Deferred Contributions during a pay cycle that do not exceed the first 6% of the Participant’s Compensation for such pay cycle.

129 APPENDIX D MERGER OF RYDER INTEGRATED LOGISTICS, INC. 401(K) PROFIT SHARING PLAN INTO THE PLAN Effective as of October 1, 2013 (the “Plan Merger Date”), the Ryder Integrated Logistics, Inc. 401(k) Profit Sharing Plan (the “RIL, Inc. Plan”) shall be merged into the Plan. All assets and liabilities of the RIL, Inc. Plan shall become the assets and liabilities of the Plan and such transfer of assets shall comply in all respects with section 414(l) of the Code. Notwithstanding anything herein to the contrary: 1. Source Mapping of Transferred Accounts. In connection with the merger of the RIL, Inc. Plan into the Plan: (a) any amounts in a Participant’s Elective Account under the RIL, Inc. Plan as of the Plan Merger Date shall be transferred to a new account under the Plan, titled “Prior Scully Deferral Contributions Account” which shall be, subject to section 6.8(b), subject to the same rules applicable to the Tax-Deferred Contributions Account; (b) any amounts in a Participant’s Matching Account under the RIL, Inc. Plan as of the Plan Merger Date shall be added to the Matching Contributions Account under the Plan and shall be subject to the same rules applicable to such account; (c) any amounts in a Participant’s Non-Elective Account under the RIL, Inc. Plan as of the Plan Merger Date shall be added to the Employer Contributions Account under the Plan and shall be subject to the same rules applicable to such account; (d) any amounts in a Participant’s Qualified Matching Account under the RIL, Inc. Plan as of the Plan Merger Date shall be added to the Tax-Deferred Contribution Account under the Plan and shall be subject to the same rules applicable to Matching Contributions that are treated as Tax-Deferred Contributions pursuant to section 5.14; (e) any amounts in a Participant’s Qualified Non-Elective Account under the RIL, Inc. Plan as of the Plan Merger Date shall be added to the Tax-Deferred Contribution Account under the Plan and shall be subject to the same rules applicable to Qualified Nonelective Contributions; (f) any amounts in a Participant’s Rollover Account under the RIL, Inc. Plan as of the Plan Merger Date shall be added to the Rollover Contributions Account under the Plan and shall be subject to the same rules applicable to such account; (g) any amounts in a Participant’s Roth Deferral Account under the RIL, Inc. Plan as of the Plan Merger Date shall be added to an account under the Plan titled “Roth Deferral Account,” which shall be subject to the same rules applicable to Tax-Deferred Contributions except for the following and as otherwise required by applicable law: (i) such amounts (or any portion thereof) may only be included in an eligible rollover distribution if paid directly to a Roth IRA or to another designated Roth account under a 401(k) plan, 403(b) plan, or governmental 457(b) plan;

130 (ii) such amounts shall be treated separately for purposes of determining whether a Member’s benefit exceeds $1,000 for purposes of the distribution restrictions under section 6.5; (iii) such amounts may not be withdrawn under the in-service withdrawal provisions under section 6.8(a); and (iv) the loan repayment requirements under section 72(p)(2)(C) of the Code must be satisfied separately with respect to the Roth Deferral Account. Effective June 1, 2018, the Roth Deferral Account under this subsection (g) shall be renamed “Roth Elective Deferral Contributions Account” and shall be subject to the same rules applicable to such named account under the terms of the Plan.

131 APPENDIX E EMPLOYEES OF DALLAS SERVICE CENTER, INC. All employees who became employed by Ryder System, Inc. as part of its acquisition of the stock of Dallas Service Center, Inc. on September 27, 2017 (“DSC Employees”) will be subject to the terms of the Plan effective September 27, 2017, except as provided below. To the extent the terms of the Plan conflict with this Appendix E, the terms of this Appendix E shall govern. Service DSC Employees shall be credited with all service as employees of Dallas Service Center, Inc. as of September 27, 2017 for all purposes under the Plan.

132 APPENDIX F CERTAIN EMPLOYEES WHO BECOME ELIGIBLE TO PARTICIPATE IN THE PLAN IN ACCORDANCE WITH THE COMPANY’S NEGOTIATION TO WITHDRAW FROM CENTRAL STATES PENSION FUND All employees who as of November 1, 2017 became eligible to participate in the Plan in accordance with the Company’s negotiation to withdraw from Central States Pension Fund for its Ft. Wayne, Lima, Massillon and Milwaukee contracts will be subject to the terms of the Plan effective November 1, 2017, except as provided below. To the extent the terms of the Plan conflict with this Appendix F, the terms of this Appendix F shall govern. Definitions “Affected CSPF Employee” shall mean any employee who as of November 1, 2017 became eligible to participate in the Plan in accordance with the Company’s negotiation to withdraw from Central States Pension Fund for its Ft. Wayne, Lima, Massillon and Milwaukee contracts. Service Affected CSPF Employees shall, for eligibility and vesting purposes, be credited with all service with the following unions, as applicable: Teamsters Locals 908, 414 and 200. Matching Contributions As soon as practicable following the end of each pay cycle occurring on and after November 1, 2017, the Employer shall contribute to the Trust Fund on behalf of Affected CSPF Employees participating in the Plan who are eligible to receive Matching Contributions for such pay cycle pursuant to section 4.2, an amount equal to 50% of the Participant’s Tax-Deferred Contributions during the pay cycle that do not exceed the first 5% of the Participant’s Compensation for such pay cycle. Employer Contributions The Employer shall contribute to the Trust Fund for each Plan Year beginning on and after November 1, 2017 on behalf of Affected CSPF Employees participating in the Plan who are eligible to receive Employer Contributions for such Plan Year pursuant to section 4.2 (without regard to the last paragraph of section 4.2) an amount equal to 3% of the Participant’s Compensation for such Plan Year. Such Employer Contribution shall be made solely for the benefit of those Affected CSPF Employees who are actively-employed on the last day of such Plan Year. The Employer shall make such Employer Contributions in no event later than the date the Employer’s federal income tax return for the Plan Year is due, including extensions.

133 APPENDIX G EMPLOYEES OF METRO TRUCK & TRACTOR LEASING, INC. All employees who became employed by Ryder System, Inc. as part of its acquisition of the stock of Metro Truck & Tractor Leasing, Inc. on June 15, 2018 (“MTTL Employees”) will be subject to the terms of the Plan effective June 15, 2018, except as provided below. To the extent the terms of the Plan conflict with this Appendix G, the terms of this Appendix G shall govern. Service MTTL Employees shall be credited with all service as employees of Metro Truck & Tractor Leasing, Inc. and its subsidiaries that was recognized as eligibility and vesting service under the Metro Truck & Tractor Leasing, Inc. 401(k) Plan as of June 15, 2018 for purposes of eligibility and vesting under the Plan.

134 APPENDIX H MERGER OF MXD GROUP 401(k) RETIREMENT SAVINGS PLAN INTO THE PLAN Effective as of December 31, 2018, (the “Plan Merger Date”), the MXD Group 401(k) Retirement Savings Plan (the “MXD Plan”) shall be merged into the Plan. All assets and liabilities of the MXD Plan shall become the assets and liabilities of the Plan and such transfer of assets shall comply in all respects with section 414(l) of the Code. Notwithstanding anything herein to the contrary: 1. Definitions (a) “MXD Plan Participant” means an individual who was a participant under the MXD Plan on the Plan Merger Date, whose MXD Plan accounts were transferred to this Plan as part of the merger of the MXD Plan into this Plan. 2. Source Mapping of Transferred Accounts. In connection with the merger of the MXD Plan into the Plan: (a) Any amounts in an MXD Plan Participant’s Salary Deferral Contribution Account under the MXD Plan as of the Plan Merger Date shall be transferred to a new account under the Plan, titled “Prior MXD Salary Deferral Contribution Account” which shall be, subject to section 6.8(b) and the provisions of this Appendix H, subject to the same rules applicable to the Tax-Deferred Contributions Account; (b) Any amounts in an MXD Plan Participant’s Roth Deferral Contribution Account under the MXD Plan as of the Plan Merger Date shall be transferred to a new account under the Plan, titled “Prior MXD Roth Deferral Contribution Account” which shall be, subject to section 6.8(b) and the provisions of this Appendix H, subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (c) Any amounts in an MXD Plan Participant’s Discretionary Employer Contribution Account under the MXD Plan as of the Plan Merger Date shall be transferred to a new account under the Plan, titled “Prior MXD Discretionary Employer Contribution Account” which shall be, subject to section 6.8(b) and the provisions of this Appendix H, subject to the same rules applicable to the Employer Contributions Account; (d) Any amounts in an MXD Plan Participant’s frozen Non-Discretionary Matching Contribution Account under the MXD Plan as of the Plan Merger Date shall be transferred to a new account under the Plan, titled “Frozen Prior MXD Non-Discretionary Matching Contribution Account” which shall be, subject to section 6.8(b) and the provisions of this Appendix H, subject to the same rules applicable to the Matching Contributions Account; (e) Any amounts in an MXD Plan Participant’s Safe Harbor Matching Contribution Account under the MXD Plan as of the Plan Merger Date shall be transferred to a new account under the Plan, titled “Prior MXD Safe Harbor Matching Contribution Account” which shall be, subject to section 6.8(b) and the provisions of this Appendix H, subject to the same rules applicable to the Tax-Deferred Contributions Account.

135 The accounts identified above shall be called an MXD Plan Participant’s “Prior MXD Accounts” collectively for purposes of this Appendix H. 3. Service. An MXD Plan Participant shall be credited with all service as an employee of MXD Group, Inc. for purposes of eligibility and vesting with respect to this Plan’s contributions, which service shall be determined in accordance with this Plan’s service crediting methods. 4. Vesting. (a) An MXD Plan Participant shall vest in his Prior MXD Discretionary Employer Contribution Account according to the following schedule: Number of Years of Vesting Service Vested Percentage 1 25% 2 50% 3 75% 4 100% The following shall be included in determining Years of Vesting Service for the purpose of vesting in the Prior MXD Discretionary Employer Contribution Account: (i) With respect to an MXD Plan Participant who was employed with MXD Group, Inc. on the Plan Merger Date: I. All years of vesting service credited under the MXD Plan through December 31, 2017, plus II. The greater of (1) the vesting service that would have been credited under this Plan in accordance with this Plan’s service crediting method for such MXD Plan Participant’s service during 2018, or (2) the vesting service credited under the MXD Plan for 2018, plus III. Years of service commencing on and after January 1, 2019, determined in accordance with this Plan’s service crediting methods. (ii) With respect to an MXD Plan Participant who was not employed with MXD Group, Inc. on the Plan Merger Date (that is, such participant terminated employment with MXD Group, Inc. prior to the Plan Merger Date): IV. All years of vesting service credited under the MXD Plan, plus V. Years of service, if any, commencing on and after January 1, 2019, determined in accordance with the Plan’s service crediting methods.

136 (iii) In no event shall the vested percentage of an MXD Plan Participant’s Prior MXD Discretionary Employer Contribution Account be less than it was on the Plan Merger Date. An MXD Participant shall become fully vested (100%) in his Prior MXD Discretionary Employer Contribution Account if he dies, becomes disabled, or reaches Early Retirement Age or Normal Retirement Age while employed with the employer. (b) An MXD Plan Participant shall at all times be fully vested (100%) in his Prior MXD Safe Harbor Matching Contribution Account. (c) An MXD Plan Participant shall at all times be fully vested (100%) in his Frozen Prior MXD Non-Discretionary Matching Contribution Account. 5. Protected MXD Plan Benefits. In addition to the provisions of this Plan, the following shall apply to an MXD Plan Participant: (a) Solely with respect to an MXD Plan Participant’s Prior MXD Accounts, Normal Retirement Age shall be the earliest of: (i) the 5th anniversary of the earlier of the first day on which the employee completed one hour of service or the first day of the plan year in which the employee became a participant (ii) Age 55 and 10 years of service, or (iii) Age 60. Normal Retirement Age shall be age 55 if the participant was (a) a former employee of North American Logistics, Inc. and Exel Global Logistics, Inc. who was categorized on Payroll Code 11 on the payroll of Exel Global Logistics, Inc. and (b) attained age 55 on July 1, 2005. (a) Solely with respect to an MXD Plan Participant’s Prior MXD Accounts, Early Retirement Age shall be attainment of age 55 and 5 years of vesting service while employed. (b) Solely with respect to an MXD Plan Participant’s Prior MXD Accounts, “Disability” shall mean disability as defined under the employer’s disability insurance plan. (c) An MXD Plan Participant may elect to receive a distribution from his Prior MXD Salary Deferral Contribution Account and/or Prior MXD Roth Deferral Contribution Account if such distribution is a “Qualified Reservist Distribution.” A distribution is a Qualified Reservist Distribution if it is made because the participant was (by reason of being a member of a reserve component (as defined in section 101 of Title 37 of the United States Code)) ordered or called (after September 11, 2001) to active duty for a period in excess of 179 days or for an indefinite period, and it is made during the period beginning on the date of such order or call and ending at the close of the active duty period. A Qualified Reservist Distribution is not subject to the 10% tax under section 72(t) of the Code.

137 (d) Solely with respect to an MXD Plan Participant’s Prior MXD Accounts, an MXD Plan Participant or his Beneficiary may elect whether the entire Prior MXD Accounts must be distributed to the Beneficiary by the December 31 of the calendar year containing the fifth anniversary of the death of the MXD Plan Participant, or whether, where the Beneficiary is the MXD Plan Participant’s surviving Spouse, the Prior MXD Accounts may begin to be distributed to the surviving Spouse by the date the MXD Plan Participant would have attained age 70-1/2. 6. Employer Contributions. MXD Plan Participants shall not be eligible for Employer Contributions pursuant to section 5.6 of the Plan. 7. Maximum Number of Outstanding Loans. A participant loan that was outstanding under the MXD Plan on the Plan Merger Date that is transferred to the Plan shall count toward the maximum number of outstanding loans the participant may have under section 6.9.

138 APPENDIX I EMPLOYEES OF ON SITE LUBE SERVICE All employees who became employed by Ryder System, Inc. as part of its asset acquisition of On Site Lube Service on April 4, 2022 (“On Site Employees”) will be subject to the terms of the Plan effective April 4, 2022, except as provided below. To the extent the terms of the Plan conflict with this Appendix I, the terms of this Appendix I shall govern. Service On Site Employees shall be credited with all service as employees of On Site Lube Service and its affiliates as of April 4, 2022 for purposes of eligibility and vesting under the Plan.

139 APPENDIX J EMPLOYEES OF BATON TRUCKING All employees who became employed by Ryder System, Inc. as part of its acquisition of the stock of Baton Trucking on August 31, 2022 (“Baton Employees”) will be subject to the terms of the Plan effective August 31, 2022, except as provided below. To the extent the terms of the Plan conflict with this Appendix J, the terms of this Appendix J shall govern. Service Baton Employees shall be credited with all service as employees of Baton Trucking and its affiliates as of August 31, 2022 for purposes of eligibility and vesting under the Plan.

140 APPENDIX K MERGER OF MIDWEST & BEDFORD 401(K) PROFIT SHARING PLAN AND TRUST INTO THE PLAN Effective as of December 31, 2022, (the “Plan Merger Date”), the Midwest & Bedford 401(k) Profit Sharing Plan and Trust (the “Midwest Plan”) shall be merged into the Plan. All assets and liabilities of the Midwest Plan shall become the assets and liabilities of the Plan and such transfer of assets shall comply in all respects with Section 414(l) of the Code. Notwithstanding anything herein to the contrary: 1. Definitions. (a) “Midwest Plan Participant” means an individual who was a participant under the Midwest Plan on the Plan Merger Date, whose Midwest Plan accounts were transferred to this Plan as part of the merger of the Midwest Plan into this Plan. 2. Transferred Accounts. In connection with the merger of the Midwest Plan into the Plan: (a) Any amounts in a Midwest Plan Participant’s Pre-Tax Elective Deferral Account, Qualified Matching Contribution Account, and Qualified Nonelective Contribution Account under the Midwest Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Tax- Deferred Contributions Account; (b) Any amounts in a Midwest Plan Participant’s Roth Elective Deferral Account under the Midwest Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (c) Any amounts in a Midwest Plan Participant’s In-Plan Roth Transfer Account under the Midwest Plan as of the Plan Merger Date shall be subject to the following rules: (i) Any amounts transferred to such Midwest Plan Participant’s In-Plan Roth Transfer Account from his or her Pre-Tax Elective Deferral Account, Qualified Matching Contribution Account, and Qualified Nonelective Contribution Account shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (ii) Any amounts transferred to such Midwest Plan Participant’s In-Plan Roth Transfer Account from his or her Matching Contribution Account or Nonelective Contribution Account shall be subject to the same withdrawal rights that apply to the Matching Contributions Account or Employer Contributions Account, respectively, but otherwise subject to the same rules applicable to the Roth Elective Deferral Contributions Account;

141 (iii) Any amounts transferred to such Midwest Plan Participant’s In-Plan Roth Transfer Account from his or her Rollover Account shall be subject to the same rules applicable to the Roth Rollover Contributions Account; and (iv) Any amounts transferred to such Midwest Plan Participant’s In-Plan Roth Transfer Account from his or her Transfer Account shall be subject to the same rules set forth in items (i) through (iii) of this subsection (c), based on the contributions that were transferred to the Midwest Plan Participant’s Transfer Account; (d) Any amounts in a Midwest Plan Participant’s In-Plan Roth Rollover Account under the Midwest Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Rollover Contributions Account; (e) Any amounts in a Midwest Plan Participant’s Matching Contribution Account or Nonelective Contribution Account under the Midwest Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Matching Contributions Account or Employer Contributions Account, respectively; (f) Any amounts in a Midwest Plan Participant’s Rollover Account under the Midwest Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Rollover Contributions Account; (g) Any amounts in a Midwest Plan Participant’s Rollover Account under the Midwest Plan that were rolled over from a Roth elective deferral account as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Rollover Contributions Account; (h) Subject to the rules relating to elective transfers under Treas. Reg. 1.411(d)- 4 Q&A-3, any amounts in a Midwest Plan Participant’s Transfer Account under the Midwest Plan as of the Plan Merger Date shall subject to the following rules: (i) Any amounts transferred to such Midwest Plan Participant’s Transfer Account from a pre-tax elective deferral account, a qualified matching contribution account or a qualified nonelective contribution account from another qualified plan shall be subject to the same rules applicable to the Tax-Deferred Contributions Account; (ii) Any amounts transferred to such Midwest Plan Participant’s Transfer Account from a Roth elective deferral account from another qualified plan shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (iii) Any amounts transferred to such Midwest Plan Participant’s Transfer Account from a Roth rollover account or an in-plan Roth rollover

142 account from another qualified plan shall be subject to the same rules applicable to the Roth Rollover Contributions Account; (iv) Any amounts transferred to such Midwest Plan Participant’s Transfer Account from a matching contribution account or nonelective contribution account from another qualified plan shall be subject to the same rules applicable to the Matching Contributions Account or Employer Contributions Account, respectively; (v) Any amounts transferred to such Midwest Plan Participant’s Transfer Account from a rollover account from another qualified plan shall be subject to the same rules applicable to the Rollover Contributions Account; (vi) Any amounts transferred to such Midwest Plan Participant’s Transfer Account from a transfer account from another qualified plan shall be subject to the same rules set forth in items (i) through (v) of this subsection (h), based on which contributions under the other qualified plan were transferred to the Midwest Plan Participant’s Transfer Account; (vii) Any amounts transferred to such Midwest Plan Participant’s Transfer Account from an in-plan Roth transfer account from another qualified plan shall be subject to the same rules set forth in subsection (c), based on the contributions under the other qualified plan that were transferred to the other qualified plan’s transfer account. The amounts merged from the Midwest Plan into the Plan on behalf of a Midwest Plan Participant shall be referred to as such participant’s Midwest Plan contributions (pre-tax elective deferral contributions, Roth elective deferral contributions, etc.) for purposes of this Appendix K. 3. Service. The following shall be included in determining years of Eligibility Service and Years of Vesting Service with respect to this Plan’s contributions, and for the purpose of vesting in Midwest matching contributions and nonelective contributions: (a) With respect to a Midwest Plan Participant who was employed with Midwest Warehouse & Distribution System, LLC on the Plan Merger Date: (i) All years of vesting service credited under the Midwest Plan through December 31, 2021, plus (ii) The greater of (1) the vesting service that would have been credited under this Plan in accordance with this Plan’s service crediting

143 method for such Midwest Plan Participant’s service during 2022, or (2) the vesting service credited under the Midwest Plan for 2022, plus (iii) Years of service commencing on and after January 1, 2023, determined in accordance with this Plan’s service crediting methods. (b) With respect to a Midwest Plan Participant who was not employed with Midwest Warehouse & Distribution System, LLC on the Plan Merger Date (that is, a participant who terminated employment with Midwest Warehouse & Distribution System, LLC prior to the Plan Merger Date): (i) All years of vesting service credited under the Midwest Plan, plus (ii) Years of service, if any, commencing on and after January 1, 2023, determined in accordance with this Plan’s service crediting methods. (c) With respect to an employee of Midwest Warehouse & Distribution System, LLC who was not a participant in the Midwest Plan on the Plan Merger Date, service with Midwest Warehouse & Distribution System, LLC. determined as though he or she was a participant in the Midwest Plan during such employment. 4. Vesting. A Midwest Plan Participant shall vest in his Midwest matching contributions and nonelective contributions according to Section 6.4. In no event shall the vested percentage of a Midwest Plan Participant’s Midwest matching contributions and nonelective contributions be less than it was on the Plan Merger Date. 5. Employer Contributions. Midwest Plan Participants shall not be eligible for Employer Contributions pursuant to Section 4.2 of the Plan. 6. Maximum Number of Outstanding Loans. A participant loan that was outstanding under the Midwest Plan on the Plan Merger Date that is transferred to the Plan shall count toward the maximum number of outstanding loans the participant may have under Section 6.9.

144 APPENDIX L MERGER OF LOGISTICS RESOURCES, LLC 401(K) PROFIT SHARING PLAN INTO THE PLAN Effective as of December 31, 2022, (the “Plan Merger Date”), the Logistics Resources, LLC 401(k) Profit Sharing Plan (the “Logistics Plan”) shall be merged into the Plan. All assets and liabilities of the Logistics Plan shall become the assets and liabilities of the Plan and such transfer of assets shall comply in all respects with Section 414(l) of the Code. Notwithstanding anything herein to the contrary: 1. Definitions. (a) “Logistics Plan Participant” means an individual who was a participant under the Logistics Plan on the Plan Merger Date, whose Logistics Plan accounts were transferred to this Plan as part of the merger of the Logistics Plan into this Plan. 2. Transferred Accounts. In connection with the merger of the Logistics Plan into the Plan: (a) Any amounts in a Logistics Plan Participant’s Pre-Tax Elective Deferral Account, Qualified Matching Contribution Account, and Qualified Nonelective Contribution Account under the Logistics Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Tax- Deferred Contributions Account; (b) Any amounts in a Logistics Plan Participant’s Roth Elective Deferral Account under the Logistics Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (c) Any amounts in a Logistics Plan Participant’s In-Plan Roth Transfer Account under the Logistics Plan as of the Plan Merger Date shall be subject to the following rules: (i) Any amounts transferred to such Logistics Plan Participant’s In-Plan Roth Transfer Account from his or her Pre-Tax Elective Deferral Account, Qualified Matching Contribution Account, and Qualified Nonelective Contribution Account shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (ii) Any amounts transferred to such Logistics Plan Participant’s In-Plan Roth Transfer Account from his or her Matching Contribution Account or Nonelective Contribution Account shall be subject to the same withdrawal rights that apply to the Matching Contributions Account or Employer Contributions Account, respectively, but otherwise subject to the same rules applicable to the Roth Elective Deferral Contributions Account;

145 (iii) Any amounts transferred to such Logistics Plan Participant’s In-Plan Roth Transfer Account from his or her Rollover Account shall be subject to the same rules applicable to the Roth Rollover Contributions Account; and (iv) Any amounts transferred to such Logistics Plan Participant’s In-Plan Roth Transfer Account from his or her Transfer Account shall be subject to the same rules set forth in items (i) through (iii) of this subsection (c), based on the contributions that were transferred to the Logistics Plan Participant’s Transfer Account; (d) Any amounts in a Logistics Plan Participant’s In-Plan Roth Rollover Account under the Logistics Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Rollover Contributions Account; (e) Any amounts in a Logistics Plan Participant’s Matching Contribution Account or Nonelective Contribution Account under the Logistics Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Matching Contributions Account or Employer Contributions Account, respectively; (f) Any amounts in a Logistics Plan Participant’s Rollover Account under the Logistics Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Rollover Contributions Account; (g) Any amounts in a Logistics Plan Participant’s Rollover Account under the Logistics Plan that were rolled over from a Roth elective deferral account as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Rollover Contributions Account; (h) Subject to the rules relating to elective transfers under Treas. Reg. 1.411(d)- 4 Q&A-3, any amounts in a Logistics Plan Participant’s Transfer Account under the Logistics Plan as of the Plan Merger Date shall subject to the following rules: (i) Any amounts transferred to such Logistics Plan Participant’s Transfer Account from a pre-tax elective deferral account, a qualified matching contribution account or a qualified nonelective contribution account from another qualified plan shall be subject to the same rules applicable to the Tax-Deferred Contributions Account; (ii) Any amounts transferred to such Logistics Plan Participant’s Transfer Account from a Roth elective deferral account from another qualified plan shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (iii) Any amounts transferred to such Logistics Plan Participant’s Transfer Account from a Roth rollover account or an in-plan Roth rollover

146 account from another qualified plan shall be subject to the same rules applicable to the Roth Rollover Contributions Account; (iv) Any amounts transferred to such Logistics Plan Participant’s Transfer Account from a matching contribution account or nonelective contribution account from another qualified plan shall be subject to the same rules applicable to the Matching Contributions Account or Employer Contributions Account, respectively; (v) Any amounts transferred to such Logistics Plan Participant’s Transfer Account from a rollover account from another qualified plan shall be subject to the same rules applicable to the Rollover Contributions Account; (vi) Any amounts transferred to such Logistics Plan Participant’s Transfer Account from a transfer account from another qualified plan shall be subject to the same rules set forth in items (i) through (v) of this subsection (h), based on which contributions under the other qualified plan were transferred to the Logistics Plan Participant’s Transfer Account; (vii) Any amounts transferred to such Logistics Plan Participant’s Transfer Account from an in-plan Roth transfer account from another qualified plan shall be subject to the same rules set forth in subsection (c), based on the contributions under the other qualified plan that were transferred to the other qualified plan’s transfer account. The amounts merged from the Logistics Plan into the Plan on behalf of a Logistics Plan Participant shall be referred to as such participant’s Logistics Plan contributions (pre-tax elective deferral contributions, Roth elective deferral contributions, etc.) for purposes of this Appendix L. 3. Service. The following shall be included in determining years of Eligibility Service and Years of Vesting Service with respect to this Plan’s contributions, and for the purpose of vesting in Logistics matching contributions and nonelective contributions: (a) With respect to a Logistics Plan Participant who was employed with Logistics Resources, LLC on the Plan Merger Date: (i) All years of vesting service credited under the Logistics Plan through December 31, 2021, plus (ii) The greater of (1) the vesting service that would have been credited under this Plan in accordance with this Plan’s service crediting method for such Logistics Plan Participant’s service during 2022, or (2) the vesting service credited under the Logistics Plan for 2022, plus

147 (iii) Years of service commencing on and after January 1, 2023, determined in accordance with this Plan’s service crediting methods. (b) With respect to a Logistics Plan Participant who was not employed with Logistics Resources, LLC on the Plan Merger Date (that is, a participant who terminated employment with Logistics Resources, LLC prior to the Plan Merger Date): (i) All years of vesting service credited under the Logistics Plan, plus (ii) Years of service, if any, commencing on and after January 1, 2023, determined in accordance with this Plan’s service crediting methods. (c) With respect to an employee of Logistics Resources, LLC who was not a participant in the Logistics Plan on the Plan Merger Date, service with Logistics Resources, LLC. determined as though he or she was a participant in the Logistics Plan during such employment. 4. Vesting. A Logistics Plan Participant shall vest in his Logistics matching contributions and nonelective contributions according to Section 6.4. In no event shall the vested percentage of a Logistics Plan Participant’s matching contributions and nonelective contributions be less than it was on the Plan Merger Date. 5. Employer Contributions. Logistics Plan Participants shall not be eligible for Employer Contributions pursuant to Section 4.2 of the Plan. 6. Maximum Number of Outstanding Loans. A participant loan that was outstanding under the Logistics Plan on the Plan Merger Date that is transferred to the Plan shall count toward the maximum number of outstanding loans the participant may have under Section 6.9.

148 APPENDIX M MERGER OF WHIPLASH 401(k) PLAN INTO THE PLAN Effective as of December 31, 2022, (the “Plan Merger Date”), the Whiplash 401(k) Plan (the “Whiplash Plan”) shall be merged into the Plan. All assets and liabilities of the Whiplash Plan shall become the assets and liabilities of the Plan and such transfer of assets shall comply in all respects with Section 414(l) of the Code. Notwithstanding anything herein to the contrary: 1. Definitions. (a) “Whiplash Plan Participant” means an individual who was a participant under the Whiplash Plan on the Plan Merger Date, whose Whiplash Plan accounts were transferred to this Plan as part of the merger of the Whiplash Plan into this Plan. 2. Transferred Accounts. In connection with the merger of the Whiplash Plan into the Plan: (a) Any amounts in a Whiplash Plan Participant’s Pre-Tax Elective Deferral Account, Qualified Matching Contribution Account, and Qualified Nonelective Contribution Account under the Whiplash Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Tax- Deferred Contributions Account; (b) Any amounts in a Whiplash Plan Participant’s Roth Elective Deferral Account under the Whiplash Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (c) Any amounts in a Whiplash Plan Participant’s Matching Contribution Account or Nonelective Contribution Account under the Whiplash Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Matching Contributions Account or Employer Contributions Account, respectively; (d) Any amounts in a Whiplash Plan Participant’s Rollover Account under the Whiplash Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Rollover Contributions Account; (e) Any amounts in a Whiplash Plan Participant’s Rollover Account under the Whiplash Plan that were rolled over from a Roth elective deferral account as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Rollover Contributions Account; (f) Subject to the rules relating to elective transfers under Treas. Reg. 1.411(d)- 4 Q&A-3, any amounts in a Whiplash Plan Participant’s Transfer Account under the Whiplash Plan as of the Plan Merger Date shall subject to the following rules:

149 (i) Any amounts transferred to such Whiplash Plan Participant’s Transfer Account from a pre-tax elective deferral account, a qualified matching contribution account or a qualified nonelective contribution account from another qualified plan shall be subject to the same rules applicable to the Tax-Deferred Contributions Account; (ii) Any amounts transferred to such Whiplash Plan Participant’s Transfer Account from a Roth elective deferral account from another qualified plan shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (iii) Any amounts transferred to such Whiplash Plan Participant’s Transfer Account from a Roth rollover account or an in-plan Roth rollover account from another qualified plan shall be subject to the same rules applicable to the Roth Rollover Contributions Account; (iv) Any amounts transferred to such Whiplash Plan Participant’s Transfer Account from a matching contribution account or nonelective contribution account from another qualified plan shall be subject to the same rules applicable to the Matching Contributions Account or Employer Contributions Account, respectively; (v) Any amounts transferred to such Whiplash Plan Participant’s Transfer Account from a rollover account from another qualified plan shall be subject to the same rules applicable to the Rollover Contributions Account; (vi) Any amounts transferred to such Whiplash Plan Participant’s Transfer Account from a transfer account from another qualified plan shall be subject to the same rules set forth in items (i) through (v) of this subsection (h), based on which contributions under the other qualified plan were transferred to the Whiplash Plan Participant’s Transfer Account; (vii) Any amounts transferred to such Whiplash Plan Participant’s Transfer Account from an in-plan Roth transfer account from another qualified plan shall be subject to the same rules set forth in Section 2(c) above (assuming the rules apply to the Whiplash Plan), based on the contributions under the other qualified plan that were transferred to the other qualified plan’s transfer account. The amounts merged from the Whiplash Plan into the Plan on behalf of a Whiplash Plan Participant shall be referred to as such participant’s Whiplash Plan contributions (pre-tax elective deferral contributions, Roth elective deferral contributions, etc.) for purposes of this Appendix M.

150 3. Service. (a) For any Employee of Port Logistics Group, Inc. DBA Whiplash, DSJ Acquisition, LLC, Transport Express, LLC, TPE Acquisition, LLC, or Gateway Commerce Logistics, LLC who is not immediately eligible under Section 4.2(c), service with such employers shall be included in determining years of Eligibility Service for purposes of eligibility under this Plan. (b) The following shall be included in determining Years of Vesting Service with respect to this Plan’s contributions, and, for any Whiplash Plan Participant who is not immediately vested under item 4 below, for the purpose of vesting in Whiplash matching contributions and nonelective contributions: (i) With respect to a Whiplash Plan Participant who was employed with Port Logistics Group, Inc. DBA Whiplash, DSJ Acquisition, LLC, Transport Express, LLC, TPE Acquisition, LLC, or Gateway Commerce Logistics, LLC on the Plan Merger Date: 1. All years of vesting service credited under the Whiplash Plan through December 31, 2021, plus 2. The greater of (A) the vesting service that would have been credited under this Plan in accordance with this Plan’s service crediting method for such Whiplash Plan Participant’s service during 2022, or (B) the vesting service credited under the Whiplash Plan for 2022, plus 3. Years of service commencing on and after January 1, 2023, determined in accordance with this Plan’s service crediting methods. (ii) With respect to a Whiplash Plan Participant who was not employed with Port Logistics Group, Inc. DBA Whiplash, DSJ Acquisition, LLC, Transport Express, LLC, TPE Acquisition, LLC, or Gateway Commerce Logistics, LLC on the Plan Merger Date (that is, a participant who terminated employment with Port Logistics Group, Inc. DBA Whiplash, DSJ Acquisition, LLC, Transport Express, LLC, TPE Acquisition, LLC, or Gateway Commerce Logistics, LLC prior to the Plan Merger Date): 1. All years of vesting service credited under the Whiplash Plan, plus 2. Service, if any, commencing on and after January 1, 2023, determined in accordance with this Plan’s service crediting methods.

151 (iii) With respect to an employee of Port Logistics Group, Inc. DBA Whiplash, DSJ Acquisition, LLC, Transport Express, LLC, TPE Acquisition, LLC, or Gateway Commerce Logistics, LLC who was not a participant in the Whiplash Plan on the Plan Merger Date, service with Port Logistics Group, Inc. DBA Whiplash, DSJ Acquisition, LLC, Transport Express, LLC, TPE Acquisition, LLC, or Gateway Commerce Logistics, LLC, as applicable, determined as though he or she was a participant in the Whiplash Plan during such employment. 4. Vesting. (a) A Whiplash Plan Participant who was employed with Port Logistics Group, Inc. DBA Whiplash, DSJ Acquisition, LLC, Transport Express, LLC, TPE Acquisition, LLC, or Gateway Commerce Logistics, LLC on October 1, 2022 shall be immediately vested in his or her Whiplash Plan matching contributions and nonelective contributions effective October 1, 2022. 5. Employer Contributions. Whiplash Plan Participants shall not be eligible for Employer Contributions pursuant to Section 4.2 of the Plan. 6. Maximum Number of Outstanding Loans. A participant loan that was outstanding under the Whiplash Plan on the Plan Merger Date that is transferred to the Plan shall count toward the maximum number of outstanding loans the participant may have under Section 6.9.

152 APPENDIX N MERGER OF .COM DISTRIBUTION CORP. 401(k) SAVINGS PLAN INTO THE PLAN Effective as of March 28, 2024, (the “Plan Merger Date”), the .com Distribution Corp. 401(k) Savings Plan (the “.com Plan”) shall be merged into the Plan. All assets and liabilities of the .com Plan shall become the assets and liabilities of the Plan and such transfer of assets shall comply in all respects with Section 414(l) of the Code. Notwithstanding anything herein to the contrary: 1. Definitions. (a) “.com Plan Participant” means an individual who was a participant under the .com Plan on the Plan Merger Date, whose .com Plan accounts were transferred to this Plan as part of the merger of the .com Plan into this Plan. 2. Transferred Accounts. In connection with the merger of the .com Plan into the Plan: (a) Any amounts in a .com Plan Participant’s Deferral Contributions Account, Qualified Matching Employer Contributions Account, and Qualified Nonelective Employer Contributions Account under the .com Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Tax- Deferred Contributions Account; (b) Any amounts in a .com Plan Participant’s Roth 401(k) Contributions Account under the .com Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (c) Any amounts in a .com Plan Participant’s Matching Employer Contributions Account or Nonelective Employer Contributions Account under the .com Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Matching Contributions Account or Employer Contributions Account, respectively; (d) Any amounts in a .com Plan Participant’s Rollover Contributions Account under the .com Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Rollover Contributions Account; (e) Any amounts in a .com Plan Participant’s Rollover Contributions Account under the .com Plan that consist of after-tax contributions as of the Plan Merger Date shall be subject to the same rules applicable to the portion of the Rollover Contributions Account that consists of after-tax contributions; (f) Any amounts in a .com Plan Participant’s Roth Rollover Contributions Account under the .com Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Rollover Contributions Account.

153 3. Vesting Service. All of an individual’s service with .com Distribution Corp. shall be included in determining Years of Vesting Service with respect to this Plan’s contributions, and for the purpose of vesting in the .com Plan Matching Employer Contributions Account and/or Nonelective Employer Contributions Account. Effective March 28, 2024, in no event shall an individual be credited with less service than he or she was credited under the .com Plan. 4. Vesting. .com Plan Participants shall vest in their .com Plan Matching Employer Contributions Account and Nonelective Employer Contributions Account according to the following vesting schedule: Years of vesting service Vested Percentage 1 0% 2 40% 3 60% 4 80% 5 100% 5. Maximum Number of Outstanding Loans. A participant loan that was outstanding under the .com Plan on the Plan Merger Date that is transferred to the Plan shall count toward the maximum number of outstanding loans the participant may have under Section 6.9.

154 APPENDIX O EMPLOYEES OF PIT STOP FLEET SERVICE All employees who became employed by Ryder System, Inc. as part of its acquisition of Pit Stop Fleet Service on August 1, 2024, (“Pit Stop Employees”) will be subject to the terms of the Plan effective August 1, 2024, except as provided below. To the extent the terms of the Plan conflict with this Appendix O, the terms of this Appendix O shall govern. Service Pit Stop Employees shall be credited with all service as employees of Pit Stop Fleet Service and its affiliates as of August 1, 2024 for purposes of eligibility and vesting under the Plan.

155 APPENDIX P MERGER OF THE CARDINAL EMPLOYEES RETIREMENT SAVINGS PLAN INTO THE PLAN Effective as of August 19, 2024, (the “Plan Merger Date”), the Cardinal Employees Retirement Savings Plan (the “Cardinal Plan”) shall be merged into the Plan. All assets and liabilities of the Cardinal Plan shall become the assets and liabilities of the Plan and such transfer of assets shall comply in all respects with Section 414(l) of the Code. Notwithstanding anything herein to the contrary: 1. Definitions. (a) “Cardinal Plan Participant” means an individual who was a participant under the Cardinal Plan on the Plan Merger Date, whose Cardinal Plan accounts were transferred to this Plan as part of the merger of the Cardinal Plan into this Plan. (b) “Disability” with regard to the Cardinal Plan accounts means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. Disability is determined by the Cardinal Plan Participant’s physician. (c) “Normal Retirement Age” means age 55. 2. Transferred Accounts. In connection with the merger of the Cardinal Plan into the Plan: (a) Any amounts in a Cardinal Plan Participant’s Deferral Contributions Account, Qualified Matching Employer Contributions Account, and Qualified Nonelective Employer Contributions Account under the Cardinal Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Tax-Deferred Contributions Account; (b) Any amounts in a Cardinal Plan Participant’s Roth 401(k) Contributions Account under the Cardinal Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Roth Elective Deferral Contributions Account; (c) Any amounts in a Cardinal Plan Participant’s Matching Employer Contributions Account or Nonelective Employer Contributions Account under the Cardinal Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Matching Contributions Account or Employer Contributions Account, respectively; (d) Any amounts in a Cardinal Plan Participant’s Rollover Contributions Account under the Cardinal Plan as of the Plan Merger Date shall be subject to the same rules applicable to the Rollover Contributions Account;

156 3. Benefit Payable to Non-Spouse Beneficiary. With respect to a Cardinal Plan Participant who dies before receiving his or her benefit and before November 1, 2024; where his or her Cardinal Plan Accounts are payable to a non-spouse beneficiary, payment to such non-spouse beneficiary shall be made by December 31 of the year after the year in which the Cardinal Plan Participant died. Notwithstanding the preceding, both the Cardinal Plan Participant and the Cardinal Plan Participant’s non-spouse beneficiary may elect instead to have the benefit paid at a later time, but in no event later than December 31 of the year containing the fifth anniversary of the death of the Cardinal Plan Participant. 4. Vesting. A Cardinal Plan Participant shall vest in his Cardinal Plan Matching Employer Contributions and Nonelective Employer Contributions according to Section 6.4. All of an individual’s service with Cardinal Holdco, LLC shall be included in determining Years of Vesting Service with respect to this Plan’s contributions, and for the purpose of vesting in his/her Cardinal Plan Matching Employer Contributions and Nonelective Employer Contributions. Effective August 19, 2024, in no event shall an individual be credited with less service than he or she was credited under the Cardinal Plan. Vesting service earned under the Cardinal Plan before a 5-year break in service will be taken into account upon re-employment for purposes of vesting in the Cardinal Plan Matching contributions and non-elective employer contributions, regardless of the Cardinal Plan Participant’s vested percentage before the 5-year break. Southpoint Match contributions and Southpoint Profit Sh contributions that accrued under the Greatwide Logistics Services 401(k) Retirement Savings Plan for contributions under the Southpoint Distributing 401(k) Plan, the assets of which were transferred to the Cardinal Plan effective January 1, 2014, are fully vested at all times. DallasMay Match contributions and DallasMay PS contributions that accrued under the Greatwide Logistics Services 401(k) Retirement Savings Plan for contribution under the Dallas & Mavis Specialized Carrier Retirement Savings Plan, the assets of which were transferred into the Cardinal Plan effective January 1, 2014, are fully vested. 5. In-service Distributions. A Cardinal Plan Participant may take an in-service distribution of all or any portion of his Cardinal Plan Accounts at his or her Normal Retirement Age. A Cardinal Plan Participant whose Match and Non Elective contributions were transferred to the Greatwide Logistics Services 401(k) Retirement Savings Plan from the Golman-Hayden Company, Inc. and Affiliates 401(k) Plan, then transferred to the Cardinal Plan on January 1, 2014, may withdraw those Match and Non Elective contributions in-service upon the Cardinal Plan Participant’s attainment of age 45 and completion of 10 years of service. 6. Maximum Number of Outstanding Loans. A participant loan that was outstanding under the Cardinal Plan on the Plan Merger Date that is transferred to the Plan shall

157 count toward the maximum number of outstanding loans the participant may have under Section 6.9.

158 APPENDIX Q EMPLOYEES OF TRUCK SERVICE DEPOT, LLC All employees who became employed by Ryder System, Inc. as part of its acquisition of Truck Service Depot, LLC on January 5, 2026, (“Truck Service Depot Employees”) will be subject to the terms of the Plan effective January 5, 2026, except as provided below. To the extent the terms of the Plan conflict with this Appendix Q, the terms of this Appendix Q shall govern. Service Truck Service Depot Employees shall be credited with all service as employees of Truck Service Depot, LLC and its affiliates as of January 5, 2026 for purposes of eligibility and vesting under the Plan.